UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05526

J.P.Morgan Mutual Fund Investment Trust

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: January 1, 2006 through June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT JUNE 30, 2006

JPMorgan Funds

Mid Cap/

Multi-Cap

Funds

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Capital Growth Fund	2
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	6
JPMorgan Growth Advantage Fund	8
JPMorgan Mid Cap Equity Fund	10
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	14
JPMorgan Value Advantage Fund	16
Schedules of Portfolio Investments	18
Financial Statements	53
Financial Highlights	72
Notes to Financial Statements	92
Report of Independent Registered Public Accounting Firm	103
Trustees	104
Officers	106
Schedule of Shareholder Expenses	108
Tax Letter	111

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Mid Cap/Multi-Cap Funds for the period ended June 30, 2006. Inside, you’ll find information detailing the performance of the Funds, along with reports from the portfolio managers.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced solid results during the last year. For much of the period, the equity market rose as investors were encouraged by overall strong economic growth and positive corporate earnings. That’s not to say there weren’t periods of unnerving volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from increasing rates and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time in late June, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After expanding 3.3% in the second quarter of 2005, third-quarter gross domestic product (GDP) advanced 4.1%. GDP then fell to 1.7% in the fourth quarter. However, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Solid Results

The broad stock market, as measured by the S&P 500 Index, returned 8.63% for the 12 months ended June 30, 2006. The market rose in each of the first three quarters of the reporting period before taking a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Looking more closely at the market over the 12 months, small- and mid-cap stocks outperformed their large-cap counterparts, with the Russell Midcap, Russell 2000 and Russell 1000 Indexes returning 13.66%, 14.58% and 9.08%, respectively. However, as many market pundits have anticipated, large-cap stocks generated relatively better results late in the period. After a prolonged period of lagging smaller-cap stocks, many large caps appeared attractively valued and may be better equipped to handle more moderate economic growth.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Capital Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$841,029
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Capital Growth Fund, which seeks capital growth over the long term, returned 3.96% (Class A Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the 2.56% return for the Russell Midcap Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the information technology, consumer discretionary and financial sectors. Stock selection in healthcare and industrials as well as an underweight in materials detracted from performance.

Alliance Data Systems Corp. was among the top contributors. The company reported first-quarter profits significantly ahead of expectations due to strong performance from its transaction services business. The company also benefited from tougher bankruptcy laws, which have reduced the level of write-offs and enhanced the bottom line. All elements of the company were strong, including organic growth of over 20% in its Canadian Air Miles Reward Program. Also contributing to performance was Amphenol Corp., a maker of electrical connectors used in aerospace applications, computers and networking equipment, to name a few. The company experienced strong results in all of its business segments, especially wireless handsets and broadband communication networks. In addition, recently acquired Amphenol TCS, a supplier of high-speed, high-density, printed circuit board interconnect products, showed strong progress and a much higher level of earnings accretion than originally anticipated.

On the negative side, Jabil Circuit Inc., a global leader in the electronic manufacturing services (EMS) industry, was among the top detractors for the period. The company announced that its fiscal third-quarter earnings would fall shy of expectations. Investors feared that the earnings shortfall, driven by operational issues, would continue into the next quarter and likely beyond. PDL BioPharma Inc., a biotechnology company, was another significant detractor. The company reported first-quarter earnings that were significantly lower than anticipated. The company lowered 2006 revenue expectations and raised research and development (R&D) expense guidance.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	West Corp.	3.0%
2.	Amphenol Corp., Class A	2.8
3.	Alliance Data Systems Corp.	2.6
4.	DaVita, Inc.	2.0
5.	NII Holdings, Inc.	1.7
6.	Lazard Ltd., Class A	1.6
7.	Scientific Games Corp., Class A	1.5
8.	Omnicare, Inc.	1.5
9.	BEA Systems, Inc.	1.4
10.	Celgene Corp.	1.4

PORTFOLIO COMPOSITION**

Information Technology	24.5%
Industrials	18.5
Health Care	16.0
Consumer Discretionary	15.6
Financials	10.8
Energy	8.8
Telecommunication Services	2.5
Materials	1.3
Investments of Cash Collateral for Securities Loaned	16.5
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		11.51%	5.25%	9.14%
With Sales Charge*		5.67	4.12	8.55
CLASS B SHARES	11/4/93
Without CDSC		10.95	4.72	8.70
With CDSC**		5.95	4.38	8.70
CLASS C SHARES	1/2/98
Without CDSC		10.92	4.69	8.49
With CDSC***		9.92	4.69	8.49
SELECT CLASS SHARES	1/25/96	11.81	5.64	9.59

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/23/87.

Returns for the Select Class Shares prior to 1/25/96 (offering date of the Select Class Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares. During this period, the actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, Russell Midcap Growth Index, and Lipper Mid-Cap Growth Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the Russell Midcap Growth Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher financial growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Diversified Mid Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$1,434,188
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and, secondarily, current income by investing primarily in equity securities, returned 12.51% (Select Class Shares) over the 12 months ended June 30, 2006, compared to the 13.04% return for the Russell Midcap Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the information technology and financial sectors. Stock selection in healthcare and an underweight in materials sector detracted from performance.

LifePoint Hospitals Inc., an operator of general and acute care hospitals, was among the top detractors from performance. Despite reporting better-than-expected first-quarter performance results, the company was negatively affected by industry-wide weakness. The company purchased four hospitals, of which it divested a portion of the acquired assets. In addition, the company’s stock experienced additional weakness due to difficulties integrating its recent acquisitions. Jabil Circuit Inc., a global leader in the electronic manufacturing services (EMS) industry, also negatively impacted performance. The company announced that its fiscal third-quarter earnings would fall shy of expectations. Investors feared that the earnings shortfall, driven by operational issues, would continue into the next quarter and likely beyond.

On the positive side, Alliance Data Systems Corp. was among the top contributors. The company reported first-quarter profits significantly ahead of expectations due to strong performance from its transaction services business. The company also benefited from tougher bankruptcy laws, which have reduced the level of write-offs and enhanced the bottom line. All elements of the company were strong, including organic growth of over 20% in its Canadian Air Miles Reward Program. Also contributing to performance was Amphenol Corp., a maker of electrical connectors used in aerospace applications, computers and networking equipment, to name a few. The company experienced strong results in all of its business segments, especially wireless handsets and broadband communication networks. In addition, recently acquired Amphenol TCS, a supplier of high-speed, high-density, printed circuit board interconnect products, showed strong progress and a much higher level of earnings accretion than originally anticipated.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	West Corp.	3.0%
2.	Amphenol Corp., Class A	2.9
3.	Alliance Data Systems Corp.	2.6
4.	DaVita, Inc.	2.0
5.	NII Holdings, Inc.	1.7
6.	Lazard Ltd., Class A	1.6
7.	Omnicare, Inc.	1.5
8.	Scientific Games Corp., Class A	1.5
9.	BEA Systems, Inc.	1.5
10.	Celgene Corp.	1.4

PORTFOLIO COMPOSITION**

Information Technology	24.6%
Industrials	19.8
Health Care	16.0
Consumer Discretionary	15.8
Financials	11.0
Energy	8.9
Telecommunication Services	2.4
Materials	1.3
Investments of Cash Collateral for Securities Loaned	14.2
Short-Term Investment	1.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

4   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		12.20%	4.54%	11.65%
With Sales Charge*		6.31	3.41	11.04
CLASS B SHARES	1/14/94
Without CDSC		11.45	3.78	10.96
With CDSC**		6.45	3.44	10.96
CLASS C SHARES	11/4/97
Without CDSC		11.49	3.78	10.91
With CDSC***		10.49	3.78	10.91
SELECT CLASS SHARES	3/2/89	12.51	4.80	11.93
ULTRA SHARES	2/22/05	12.63	4.83	11.95

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Historical Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Midcap Growth Fund, Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell Midcap Growth Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Diversified Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$928,765
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities, returned 9.72% (Select Class Shares) over the 12 months ended June 30, 2006, compared to the 14.25% return for the Russell MidCap Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in materials and an overweight in consumer discretionary. An overweight in energy and stock selection in financials contributed to performance.

At the individual stock level, Take-Two Interactive Software Inc., a video game publisher, was among the top detractors from performance. The company announced a fiscal second-quarter loss that was wider than expected. The company’s product mix weighed heavily toward lower-margin titles in its publishing business, which hurt results despite increased sales. In addition, the company’s shares declined further as regulators subpoenaed documents concerning audits, hidden scenes in its video games, partnering agreements, earnings results and acquisitions. Another holding that disappointed was restaurant operator OSI Restaurant Partners Inc. The company reported lower first-quarter profit, as operating costs outpaced sales growth and same-store sales declined. The company revised its full-year 2006 guidance due to lower-than-expected sales in April and May. While some weakness in the stock could be attributed to rising energy prices, casual dining stocks performed poorly as excess seating capacity and higher costs threatened to pressure margins.

While the Fund underperformed the benchmark, select holdings contributed to performance. E*Trade Financial Corp., a financial solutions provider, was among the top contributors. The company’s shares advanced after it reported increased first-quarter profit and boosted its full-year outlook, citing solid growth in customer cash, credit and assets. The company also benefited from strong performance in equities. Assurant Inc., a provider of specialized insurance products, also positively impacted results. The company posted increased first-quarter profit due to solid underwriting results in homeowners’ insurance and sound performance from its solutions and specialty property businesses. Despite last year’s hurricane activity, the company grew profits, increased shareholder value and improved return on equity through its diversified specialty insurance strategy.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	V.F. Corp.	1.7%
2.	Old Republic International Corp.	1.4
3.	Coventry Health Care, Inc.	1.4
4.	Compass Bancshares, Inc.	1.4
5.	Kinder Morgan, Inc.	1.3
6.	Assurant, Inc.	1.3
7.	Hilton Hotels Corp.	1.2
8.	Golden West Financial Corp.	1.2
9.	AGL Resources, Inc.	1.2
10.	Zions Bancorp	1.1

PORTFOLIO COMPOSITION**

Financials	29.2%
Consumer Discretionary	19.3
Utilities	11.5
Industrials	8.0
Materials	6.7
Consumer Staples	6.5
Energy	6.0
Health Care	4.9
Information Technology	4.2
Telecommunication Services	2.3
Investments of Cash Collateral for Securities Loaned	8.4
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

6   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		9.45%	8.53%	12.17%
With Sales Charge*		3.70	7.37	11.56
CLASS B SHARES	1/14/94
Without CDSC		8.82	7.75	11.48
With CDSC**		3.82	7.46	11.48
CLASS C SHARES	3/22/99
Without CDSC		8.82	7.76	11.39
With CDSC***		7.82	7.76	11.39
SELECT CLASS SHARES	3/2/89	9.72	8.79	12.44
ULTRA SHARES	2/22/05	9.89	8.85	12.47

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Historical Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Russell Midcap Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index measures the performance of the Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$72,796
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth, returned 4.41% (Class A Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the –0.32% return for the Russell 3000 Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the information technology, financial and healthcare sectors. Stock selection in energy and an underweight in consumer staples and utilities detracted from performance.

Alliance Data Systems Corp. was among the top contributors. The company reported first-quarter profits significantly ahead of expectations due to strong performance from its transaction services business. The company also benefited from tougher bankruptcy laws, which have reduced the level of write-offs and enhanced the bottom line. All elements of the company were strong, including organic growth of over 20% in its Canadian Air Miles Reward Program. Another individual holding contributing to performance was General Cable Corp., a metals manufacturer and fiber optic wire producer. The company’s shares advanced due to stronger demand for its wire and cable products, driving sales to record levels for the first quarter of 2006. The company continued to benefit from reinvestment in the U.S. utility infrastructure and ramped up capital spending by telecommunication and cable television operators.

On the negative side, Jabil Circuit Inc., a global leader in the electronic manufacturing services (EMS) industry, was among the top detractors for the period. The company announced that its fiscal third-quarter earnings would fall shy of expectations. Investors feared that the earnings shortfall, driven by operational issues, would continue into the next quarter and likely beyond. LoJack Corporation, provider of vehicle tracking devices, was another significant detractor from results. The company was negatively impacted by worries that lower domestic gross margins may hurt long-term earnings power. The company reported that bulk sales drove revenue volume faster than revenue growth. In addition, the company’s first-quarter gross margin was unchanged from a year ago, despite an increase in sales.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Amphenol Corp., Class A	2.8%
2.	Alliance Data Systems Corp.	2.1
3.	DaVita, Inc.	1.9
4.	Cisco Systems, Inc.	1.7
5.	Google, Inc., Class A	1.6
6.	CVS Corp.	1.5
7.	Omnicare, Inc.	1.5
8.	General Cable Corp.	1.5
9.	Lazard Ltd., Class A	1.4
10.	Merck & Co., Inc.	1.3

PORTFOLIO COMPOSITION**

Information Technology	25.7%
Industrials	16.8
Health Care	19.3
Consumer Discretionary	16.4
Financials	9.8
Energy	5.5
Consumer Staples	2.4
Telecommunication Services	2.0
Materials	1.8
Investments of Cash Collateral for Securities Loaned	14.0
Short-Term Investment	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

8   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		12.95%	2.96%	(5.66)%
With Sales Charge*		6.94	1.85	(6.41)
CLASS B SHARES	10/29/99
Without CDSC		12.04	2.23	(6.32)
With CDSC**		7.04	1.86	(6.32)
CLASS C SHARES	5/1/06
Without CDSC		12.21	2.26	(6.29)
With CDSC***		11.21	2.26	(6.29)
SELECT CLASS SHARES	5/1/06	13.12	2.99	(5.64)

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Growth Advantage Fund commenced operations on 10/29/99.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, Russell 3000 Growth Index, Russell Midcap Growth Index, and Lipper Multi-Cap Growth Funds Index from October 29, 1999 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index and the Russell Midcap Growth Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price to-book ratios and higher forecasted growth values. As of August 17, 2005 the benchmark for the Fund was changed from the Russell Midcap Growth Index to the Russell 3000 Growth Index when the Fund also changed its name, investment objective and certain investment policies. In view of these changes the Fund’s performance record prior to this period might not be considered pertinent for investors considering whether to purchase shares of this Fund. The Lipper Multi-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$298,104
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth, returned 5.42% (Select Class Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the 4.84% return for the Russell Midcap Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the information technology and consumer discretionary sectors. Stock selection in healthcare as well as stock selection and an underweight in consumer staples negatively impacted results.

Alliance Data Systems Corp. was among the top contributors. The company reported first-quarter profits significantly ahead of expectations due to strong performance from its transaction services business. The company also benefited from tougher bankruptcy laws, which have reduced the level of write-offs and enhanced the bottom line. All elements of the company were strong, including organic growth of over 20% in its Canadian Air Miles Reward Program. Also contributing to performance was Amphenol Corp., a maker of electrical connectors used in aerospace applications, computers and networking equipment, to name a few. The company experienced strong results in all of its business segments, especially wireless handsets and broadband communication networks. In addition, recently acquired Amphenol TCS, a supplier of high-speed, high-density, printed circuit board interconnect products, showed strong progress and a much higher level of earnings accretion than originally anticipated.

On the negative side, Jabil Circuit Inc., a global leader in the electronic manufacturing services (EMS) industry, was among the top detractors for the period. The company announced that its fiscal third-quarter earnings would fall shy of expectations. Investors feared that the earnings shortfall, driven by operational issues, would continue into the next quarter and likely beyond. Omnicare Inc., a nursing home pharmacy provider, also negatively impacted performance. The company restated first-quarter earnings to establish a litigation settlement reserve relating to three of the company’s generic drugs under scrutiny by the U.S. government and several states. In addition, the company filed a law suit against healthcare provider UnitedHealth Group Inc., alleging that UnitedHealth engaged in anti-competitive contract negotiations for Medicare prescription drug plans.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Amphenol Corp., Class A	1.7%
2.	Coventry Health Care, Inc.	1.7
3.	West Corp.	1.5
4.	V.F. Corp.	1.4
5.	Alliance Data Systems Corp.	1.3
6.	Assurant, Inc.	1.2
7.	Omnicare, Inc.	1.2
8.	Kinder Morgan, Inc.	1.1
9.	E*Trade Financial Corp.	1.0
10.	M&T Bank Corp.	1.0

PORTFOLIO COMPOSITION**

Financials	18.5%
Comsumer Discretionary	18.4
Information Technology	13.7
Industrials	13.7
Health Care	10.9
Energy	7.0
Utilities	5.3
Materials	4.7
Telecommunication Services	3.4
Consumer Staples	2.8
Investments of Cash Collateral for Securities Loaned	5.4
Short-Term Investments	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

10   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	11.33%	9.36%	11.51%

LIFE OF FUND PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Select Class Shares) are the returns of a common trust fund adjusted to reflect the Fund’s expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. The common trust fund was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the common trust fund had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell Midcap Index, and Lipper Mid-Cap Core Funds Index from June 30, 1996 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the Russell Midcap Index does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index measures the performance of the smallest 800 companies of the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$7,287,513
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation, returned 6.45% (Institutional Class Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the 7.02% return for the Russell Midcap Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to an overweight in consumer discretionary as well as stock selection and an underweight in consumer staples. The Fund’s underweight in information technology and stock selection in utilities aided performance.

At the individual stock level, CA Inc., a corporate software firm, was a major detractor from performance. The company reported fourth-quarter results that fell short of expectations due to accounting adjustments to revenue, slow bookings and higher expenses. More importantly, the company failed to file its annual report with regulators by the deadline and announced that it may need to restate previously reported results from stock-option grants going back to fiscal year 1997. Furthermore, the company may have understated its subscription revenue in years prior to fiscal year 2006. Another detractor from performance was OSI Restaurant Partners Inc., an operator of franchise casual dining restaurants. The company reported lower first-quarter profit, as operating costs outpaced sales growth and same-store sales declined. The company revised its full-year 2006 guidance due to lower-than expected sales in April and May. While some weakness in the stock could be attributed to rising energy prices, casual dining stocks performed poorly as excess seating capacity and higher costs threatened to pressure margins.

While the Fund underperformed the benchmark, select holdings contributed to performance. VF Corp., an apparel manufacturer, positively impacted the Fund. The company reported an increase in first-quarter profit, driven by higher sales of outdoor wear, sportswear and jeans. The company has focused on extending past its core denim brand business and acquiring higher-growth and high-margin lifestyle brands. Cooper Industries Ltd., an electrical product, tool and hardware manufacturer, was also a positive contributor to performance. The company is enjoying solid business fundamentals, driven by increased commercial construction, state and municipal budgets, and demand for office space. The company delivered strong results by effectively combining growth from both organic sales and strategic acquisitions.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	V.F. Corp.	2.7%
2.	Assurant, Inc.	2.3
3.	Coventry Health Care, Inc.	2.2
4.	Kinder Morgan, Inc.	2.1
5.	M&T Bank Corp.	2.0
6.	Alltel Corp.	2.0
7.	Devon Energy Corp.	1.7
8.	North Fork Bancorp, Inc.	1.7
9.	Golden West Financial Corp.	1.6
10.	Vulcan Materials Co.	1.6

PORTFOLIO COMPOSITION**

Financials	25.9%
Consumer Discretionary	21.3
Utilities	10.4
Industrials	9.0
Materials	8.0
Health Care	5.9
Consumer Staples	5.5
Energy	5.4
Telecommunication Services	4.3
Information Technology	3.3
Investments of Cash Collateral for Securities Loaned	7.3
Short-Term Investment	1.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

12   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		10.21%	13.43%	17.22%
With Sales Charge*		4.43	12.21	16.50
CLASS B SHARES	4/30/01
Without CDSC		9.64	12.71	16.77
With CDSC**		4.64	12.46	16.77
CLASS C SHARES	4/30/01
Without CDSC		9.67	12.75	16.79
With CDSC***		8.67	12.75	16.79
SELECT CLASS SHARES	10/31/01	10.42	13.72	17.41
INSTITUTIONAL CLASS SHARES	11/13/97	10.71	13.99	17.57

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/13/97 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/13/97.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception are calculated using the historical expenses of the Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, Russell Midcap Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell Midcap Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index that measures the performance of those mid cap companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$1,876,821
Primary Benchmark	Merrill Lynch 91-day U.S. Treasury (Auction Rate) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance, returned 5.36% (Select Class Shares) over the 12 months ended June 30, 2006, compared to the 4.36% return for the Merrill Lynch 91-day U.S. Treasury (Auction Rate) Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The two main drivers of the Fund’s stock selection process are valuation and fundamentals. In essence, we go long on cheap stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. While fundamentals worked on both the long and short sides during the second quarter, valuation did not add value on either side. Our overall stock selection process was slightly negative on the long side but positive on the short side.

We continue to follow a sector-neutral approach from which we pick the best stocks and industries within each of 20 sectors. At fiscal year-end, our top three industry overweights were machinery, managed care and mortgage-related companies. Our top three industry underweights were brokers, mid-regional banks and recreational products.

Q:	HOW WAS THE FUND MANAGED?

A:	We rank stocks within a universe of about 1,300 large-cap, mid-cap and high-end small-cap stocks. At fiscal year-end, we owned more than 350 positions on each side of the Fund. The Fund is extremely well diversified. No individual stock has a material impact on the Fund.

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO**

1.	American Eagle Outfitters, Inc.	0.5%
2.	Nutri/System, Inc.	0.4
3.	Reynolds American, Inc.	0.4
4.	Payless Shoesource, Inc.	0.4
5.	ConocoPhillips	0.4
6.	Darden Restaurants, Inc.	0.4
7.	Loews Corp. — Carolina Group	0.4
8.	Lehman Brothers Holdings, Inc.	0.4
9.	Cummins, Inc.	0.4
10.	Accredited Home Lenders Holding Co.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO**

1.	CarMax, Inc.	0.4%
2.	Chicago Mercantile Exchange Holdings, Inc.	0.4
3.	3Com Corp.	0.4
4.	Fastenal Co.	0.4
5.	Whole Foods Market, Inc.	0.4
6.	Akamai Technologies, Inc.	0.4
7.	Weatherford International Ltd.	0.4
8.	Allegheny Energy, Inc.	0.4
9.	Advanced Medical Optics, Inc.	0.4
10.	Resmed, Inc.	0.4

PORTFOLIO COMPOSITION LONG POSITIONS**

Consumer Discretionary	16.2%
Information Technology	15.9
Financials	12.4
Industrials	12.2
Health Care	9.5
Energy	8.4
Materials	5.7
Consumer Staples	4.0
Utilities	4.0
Telecommunication Services	0.4
Short-Term Investment	8.5

PORTFOLIO COMPOSITION SHORT POSITIONS**

Information Technology	17.0%
Consumer Discretionary	16.7
Financials	11.7
Industrials	9.7
Health Care	9.6
Energy	7.4
Consumer Staples	5.0
Utilities	4.4
Materials	4.2
Telecommunication Services	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

14   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		5.14%	5.07%	5.06%
With Sales Charge*		(0.41)	3.18	3.26
CLASS B SHARES	5/23/03
Without CDSC		4.33	4.29	4.28
With CDSC**		(0.67)	3.36	3.38
CLASS C SHARES	5/23/03
Without CDSC		4.25	4.29	4.28
With CDSC***		3.25	4.29	4.28
SELECT CLASS SHARES	5/23/03	5.36	5.33	5.31

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund and the Merrill Lynch 91-Day U.S. Treasury (Auction Rate) Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 91 Day Treasury (Auction Rate) Index measures the total return of a hypothetical Treasury bill with a discount rate equal to the average rate established at each of the auctions during a given month. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 1, 2005
Fiscal Year-End	June 30
Net Assets as of 6/30/06
(In Thousands)	$167,516
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains, returned 8.12% (Class A Shares) over the six months ended June 30, 2006, the Fund’s new fiscal year-end, compared to the 6.90% return for the Russell 3000 Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in financials and materials. Stock selection in consumer discretionary and telecommunication services hindered performance.

Sears Holding Corp., the third-largest retailer in the United States, was a significant contributor to performance. The company reported fourth-quarter 2005 earnings that beat Wall Street expectations, citing sales stabilization at Kmart and greater-than-expected cost cutting for the entire company. In addition, CEO Eddie Lambert’s focus on return on investment and cash flow was well received by investors.

On the negative side, Citadel Broadcasting Corporation, the third-largest radio group in the country (based on number of stations), was a significant detractor. The company reported weaker-than-expected fourth-quarter 2005 earnings due to higher-than-expected fixed expense and non-cash compensation. The radio industry continued to feel pressured by growth in satellite radio subscribers.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	ProAssurance Corp.	3.6%
2.	Teekay Shipping Corp.	3.5
3.	Walter Industries, Inc.	3.3
4.	Devon Energy Corp.	3.1
5.	Clear Channel Communications, Inc.	3.0
6.	W.P. Carey & Co. LLC	2.9
7.	Vulcan Materials Co.	2.8
8.	North Fork Bancorp, Inc.	2.7
9.	Golden West Financial Corp.	2.7
10.	Agree Realty Corp. REIT	2.6

PORTFOLIO COMPOSITION**

Financials	36.3%
Consumer Discretionary	19.0
Energy	12.5
Industrials	9.5
Materials	7.7
Telecommunication Services	4.0
Health Care	1.3
Utilities	1.2
Consumer Staples	1.2
Information Technology	1.0
Investment Company	0.8
Short-Term Investment	4.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

16   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	3/1/05
Without Sales Charge		12.65%	11.90%
With Sales Charge*		6.72	7.47
CLASS C SHARES	3/1/05
Without CDSC		12.12	11.34
With CDSC**		11.12	11.34
SELECT CLASS SHARES	3/1/05	12.96	12.18
INSTITUTIONAL CLASS SHARES	3/1/05	12.58	12.01

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/1/05 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 3/1/05.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, Russell 3000 Value Index and Lipper Multi-Cap Value Funds Index from March 1, 2005 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the inception of the Fund. The performance of the Russell 3000 Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Multi-Cap Value Funds Index represents the total returns of the Fund in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have $1,000 minimum initial investment and carry 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 98.0%
	Aerospace & Defense — 1.9%
102	Precision Castparts Corp.	6,113
178	Rockwell Collins, Inc.	9,970
		16,083
	Airlines — 0.8%
288	Skywest, Inc. (c)	7,147
	Biotechnology — 1.9%
244	Celgene Corp. (a)	11,583
130	Vertex Pharmaceuticals, Inc. (a) (c)	4,772
		16,355
	Capital Markets — 6.0%
73	Affiliated Managers Group, Inc. (a) (c)	6,352
465	E*Trade Financial Corp. (a)	10,611
131	Investment Technology Group, Inc. (a) (c)	6,658
335	Lazard Ltd., Class A (Bermuda)	13,550
73	Legg Mason, Inc.	7,245
166	T. Rowe Price Group, Inc.	6,258
		50,674
	Chemicals — 1.3%
461	Rockwood Holdings, Inc. (a) (c)	10,610
	Commercial Banks — 0.8%
85	Zions Bancorp	6,633
	Commercial Services & Supplies — 7.0%
167	Brady Corp., Class A	6,134
60	Corporate Executive Board Co.	5,992
83	Corrections Corp. of America (a)	4,415
513	Steelcase, Inc.	8,432
130	Stericycle, Inc. (a) (c)	8,450
525	West Corp. (a)	25,145
		58,568
	Communications Equipment — 1.2%
170	Adtran, Inc. (c)	3,822
152	Harris Corp.	6,310
		10,132
	Computers & Peripherals — 4.1%
275	NCR Corp. (a)	10,065
264	Network Appliance, Inc. (a)	9,326
380	Seagate Technology (Cayman Islands) (a)	8,592
1,550	Sun Microsystems, Inc. (a)	6,431
		34,414
	Consumer Finance — 1.2%
351	AmeriCredit Corp. (a)	9,803
	Diversified Consumer Services — 1.5%
96	ITT Educational Services, Inc. (a)	6,318
151	Weight Watchers International, Inc.	6,190
		12,508
	Diversified Financial Services — 0.7%
90	NYSE Group, Inc. (a) (c)	6,143
	Electrical Equipment — 2.1%
261	General Cable Corp. (a)	9,128
183	Roper Industries, Inc. (c)	8,560
		17,688
	Electronic Equipment & Instruments — 3.7%
424	Amphenol Corp., Class A	23,705
298	Jabil Circuit, Inc.	7,639
		31,344
	Energy Equipment & Services — 5.5%
162	BJ Services Co.	6,036
193	ENSCO International, Inc.	8,900
120	FMC Technologies, Inc. (a) (c)	8,068
128	Grant Prideco, Inc. (a) (c)	5,737
119	National Oilwell Varco, Inc. (a)	7,523
64	Noble Corp. (Cayman Islands)	4,726
105	Tidewater, Inc. (c)	5,156
		46,146
	Health Care Equipment & Supplies — 1.9%
136	Advanced Medical Optics, Inc. (a) (c)	6,890
31	Hologic, Inc. (a) (c)	1,510
173	Mentor Corp. (c)	7,543
		15,943
	Health Care Providers & Services — 7.0%
167	Aetna, Inc. (c)	6,656
152	Caremark Rx, Inc.	7,580
172	Coventry Health Care, Inc. (a)	9,464
336	DaVita, Inc. (a)	16,679
110	Medco Health Solutions, Inc. (a)	6,318
258	Omnicare, Inc.	12,235
		58,932
	Health Care Technology — 1.2%
108	Cerner Corp. (a) (c)	4,000
233	Per-Se Technologies, Inc. (a) (c)	5,877
		9,877
	Hotels, Restaurants & Leisure — 5.3%
162	Four Seasons Hotels, Inc. (Canada) (c)	9,935
126	Panera Bread Co., Class A (a)	8,466

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
172	Royal Caribbean Cruises Ltd. (c)	6,571
345	Scientific Games Corp., Class A (a)	12,278
98	Wynn Resorts Ltd. (a) (c)	7,213
		44,463
	Insurance — 2.1%
91	Everest Re Group Ltd. (Barbados)	7,895
213	Hanover Insurance Group, Inc. (The)	10,100
		17,995
	IT Services — 4.2%
369	Alliance Data Systems Corp. (a) (c)	21,722
134	Checkfree Corp. (a)	6,646
139	Mastercard, Inc., Class A (a) (c)	6,672
		35,040
	Leisure Equipment & Products — 0.8%
152	Pool Corp. (c)	6,632
	Life Sciences Tools & Services — 1.1%
151	Covance, Inc. (a) (c)	9,263
	Machinery — 2.8%
164	ITT Corp.	8,128
155	Oshkosh Truck Corp.	7,342
104	Parker-Hannifin Corp.	8,055
		23,525
	Marine — 0.8%
108	American Commercial Lines, Inc. (a)	6,501
	Oil, Gas & Consumable Fuels — 3.3%
221	Consol Energy, Inc.	10,316
138	Newfield Exploration Co. (a)	6,729
161	Southwestern Energy Co. (a)	5,007
326	Talisman Energy, Inc. (Canada)	5,698
		27,750
	Pharmaceuticals — 2.9%
213	Adams Respiratory Therapeutics, Inc. (a) (c)	9,522
58	Allergan, Inc.	6,189
192	Shire plc ADR (United Kingdom) (c)	8,492
		24,203
	Road & Rail — 2.5%
111	Con-way, Inc.	6,401
299	J.B. Hunt Transport Services, Inc. (c)	7,453
139	Norfolk Southern Corp.	7,371
		21,225
	Semiconductors & Semiconductor Equipment — 5.7%
121	Advanced Micro Devices, Inc. (a)	2,950
168	Broadcom Corp., Class A (a)	5,041
544	Integrated Device Technology, Inc. (a)	7,717
161	KLA-Tencor Corp.	6,701
184	Linear Technology Corp.	6,170
104	Marvell Technology Group Ltd. (Bermuda) (a)	4,624
259	Microchip Technology, Inc.	8,691
275	Nvidia Corp. (a)	5,848
		47,742
	Software — 5.6%
204	Adobe Systems, Inc. (a)	6,190
230	Amdocs Ltd. (United Kingdom) (a)	8,433
925	BEA Systems, Inc. (a)	12,103
214	Citrix Systems, Inc. (a)	8,578
346	McAfee, Inc. (a) (c)	8,393
158	Red Hat, Inc. (a)	3,697
		47,394
	Specialty Retail — 6.6%
192	AnnTaylor Stores Corp. (a) (c)	8,307
322	Circuit City Stores, Inc.	8,773
177	Dick’s Sporting Goods, Inc. (a) (c)	7,013
220	GameStop Corp., Class A (a) (c)	9,223
304	Petsmart, Inc.	7,770
341	TJX Cos., Inc.	7,786
113	Tractor Supply Co. (a)	6,240
		55,112
	Textiles, Apparel & Luxury Goods — 1.5%
206	Coach, Inc. (a)	6,144
113	Polo Ralph Lauren Corp. (c)	6,226
		12,370
	Trading Companies & Distributors — 0.5%
109	GATX Corp. (c)	4,611
	Wireless Telecommunication Services — 2.5%
248	NII Holdings, Inc. (a)	13,982
173	Rogers Communications, Inc., Class B (Canada)	6,969
		20,951
	Total Common Stocks (Cost $699,028)	823,777
Short-Term Investment — 2.2%
	Investment Company 2.2%
18,739	JPMorgan Prime Money Market Fund (b) (m) (Cost $18,739)	18,738

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Investments of Cash Collateral for Securities Loaned — 16.5%
	Certificates of Deposit — 4.4%
5,000	ABN Amro Bank, Chicago, FRN, 5.32%, 12/26/06	5,000
4,000	Barclays, N.Y., FRN, 5.33%, 06/06/07	4,000
5,000	Canadian Imperial Bank N.Y., FRN, 5.32%, 11/27/06	5,000
5,000	Calyon, N.Y., FRN, 5.32%, 12/12/06	5,000
3,400	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	3,400
5,000	KBC, N.Y., FRN, 5.32%, 12/12/06	5,000
3,000	Manufacturers and Traders, FRN, 5.30%, 09/26/06	3,000
3,500	Nordea Bank New York, FRN, 5.32%, 01/03/07	3,500
3,250	Royal Bank of Canada, FRN, 5.30%, 11/13/06	3,250
		37,150
	Commercial Paper — 0.6%
5,000	Morgan Stanley & Co., Inc., FRN, 5.37%, 02/20/07	5,000
	Corporate Notes — 5.4%
1,000	Alliance and Leister plc, FRN, 5.13%, 07/31/07	1,000
2,000	Allstate Life Global Funding, FRN, 5.33%, 07/31/07	2,000
4,000	American Express Credit Corp., FRN, 5.17%, 06/12/07	4,000
4,800	Bank of America N.A., FRN, 5.31%, 11/07/06	4,800
6,000	Banque Federative Du Credit Mutuel Banc of America Securities LLC, FRN, 5.30%, 07/13/07	6,000
3,500	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	3,500
900	Citigroup Global Markets, Inc., FRN 5.38%, 07/07/06	900
6,500	Dorada Finance Inc., FRN, 5.37%, 01/14/08	6,500
2,500	Landsbanki Islands HF, FRN, 5.29%, 03/16/07	2,500
1,000	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 10/24/06	1,000
3,399	Links Finance, LLC, FRN, 5.37%, 10/15/07	3,399
6,001	Macquarie Bank Ltd., FRN, 5.30%, 07/31/07	6,001
3,499	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	3,499
		45,099
	Repurchase Agreements — 6.1%
21,836	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $21,846, collateralized by U.S. Government Agency Mortgages	21,836
10,000	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $10,004, collateralized by U.S. Government Agency Mortgages	10,000
10,000	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $10,004, collateralized by U.S. Government Agency Mortgages	10,000
10,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $10,004, collateralized by U.S. Government Agency Mortgages	10,000
		51,836
	Total Investments of Cash Collateral for Securities Loaned (Cost $139,085)	139,085
	Total Investments — 116.7% (Cost $856,852)	981,600
	Liabilities in Excess of Other Assets — (16.7)%	(140,571)
	NET ASSETS — 100.0%	$841,029

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Common Stocks — 99.8%
	Aerospace & Defense — 1.9%
176	Precision Castparts Corp.	10,488
309	Rockwell Collins, Inc.	17,278
		27,766
	Air Freight & Logistics — 1.0%
284	C.H. Robinson Worldwide, Inc.	15,127
	Airlines — 0.9%
497	Skywest, Inc. (c)	12,323
	Biotechnology — 2.0%
420	Celgene Corp. (a)	19,935
225	Vertex Pharmaceuticals, Inc. (a) (c)	8,263
		28,198
	Capital Markets — 6.1%
127	Affiliated Managers Group, Inc. (a) (c)	11,013
807	E*Trade Financial Corp. (a)	18,418
226	Investment Technology Group, Inc. (a)	11,502
578	Lazard Ltd., Class A (Bermuda)	23,338
125	Legg Mason, Inc.	12,470
284	T. Rowe Price Group, Inc.	10,753
		87,494
	Chemicals — 1.3%
794	Rockwood Holdings, Inc. (a)	18,265
	Commercial Banks — 0.8%
148	Zions Bancorp	11,496
	Commercial Services & Supplies — 7.1%
289	Brady Corp., Class A (c)	10,636
109	Corporate Executive Board Co.	10,912
144	Corrections Corp. of America (a) (c)	7,618
885	Steelcase, Inc.	14,556
225	Stericycle, Inc. (a)	14,673
909	West Corp. (a)	43,550
		101,945
	Communications Equipment — 1.2%
293	Adtran, Inc. (c)	6,580
262	Harris Corp.	10,888
		17,468
	Computers & Peripherals — 4.0%
457	NCR Corp. (a)	16,732
427	Network Appliance, Inc. (a)	15,075
659	Seagate Technology (Cayman Islands) (a)	14,917
2,614	Sun Microsystems, Inc. (a)	10,848
		57,572
	Consumer Finance — 1.2%
606	AmeriCredit Corp. (a) (c)	16,924
	Diversified Consumer Services — 1.5%
167	ITT Educational Services, Inc. (a)	10,964
248	Weight Watchers International, Inc. (c)	10,149
		21,113
	Diversified Financial Services — 0.7%
155	NYSE Group, Inc. (a) (c)	10,601
	Electrical Equipment — 2.1%
449	General Cable Corp. (a)	15,715
315	Roper Industries, Inc.	14,722
		30,437
	Electronic Equipment & Instruments — 3.8%
734	Amphenol Corp., Class A	41,049
518	Jabil Circuit, Inc.	13,248
		54,297
	Energy Equipment & Services — 5.5%
279	BJ Services Co.	10,392
332	ENSCO International, Inc.	15,290
206	FMC Technologies, Inc. (a)	13,910
223	Grant Prideco, Inc. (a)	9,997
206	National Oilwell Varco, Inc. (a)	13,047
109	Noble Corp.	8,108
181	Tidewater, Inc.	8,881
		79,625
	Health Care Equipment & Supplies — 1.9%
241	Advanced Medical Optics, Inc. (a) (c)	12,219
53	Hologic, Inc. (a) (c)	2,621
290	Mentor Corp. (c)	12,613
		27,453
	Health Care Providers & Services — 6.9%
288	Aetna, Inc.	11,490
246	Caremark Rx, Inc.	12,251
261	Coventry Health Care, Inc. (a)	14,343
578	DaVita, Inc. (a)	28,714
180	Medco Health Solutions, Inc. (a)	10,322
447	Omnicare, Inc.	21,209
		98,329
	Health Care Technology — 1.2%
186	Cerner Corp. (a) (c)	6,910
405	Per-Se Technologies, Inc. (a) (c)	10,200
		17,110

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 5.3%
279	Four Seasons Hotels, Inc. (Canada) (c)	17,154
217	Panera Bread Co., Class A (a)	14,591
296	Royal Caribbean Cruises Ltd. (c)	11,330
588	Scientific Games Corp. (a)	20,930
170	Wynn Resorts Ltd. (a) (c)	12,494
		76,499
	Insurance — 2.2%
154	Everest Re Group Ltd. (Barbados)	13,349
370	Hanover Insurance Group, Inc. (The)	17,579
		30,928
	IT Services — 4.2%
637	Alliance Data Systems Corp. (a) (c)	37,462
233	Checkfree Corp. (a)	11,533
240	Mastercard, Inc., Class A (a) (c)	11,525
		60,520
	Leisure Equipment & Products — 0.8%
267	Pool Corp. (c)	11,654
	Life Sciences Tools & Services — 1.1%
260	Covance, Inc. (a)	15,899
	Machinery — 2.8%
282	ITT Corp.	13,976
253	Oshkosh Truck Corp.	12,037
178	Parker-Hannifin Corp.	13,844
		39,857
	Marine — 0.8%
187	American Commercial Lines, Inc. (a)	11,285
	Oil, Gas & Consumable Fuels — 3.3%
380	Consol Energy, Inc. (c)	17,767
237	Newfield Exploration Co. (a)	11,577
279	Southwestern Energy Co. (a)	8,680
561	Talisman Energy, Inc. (Canada)	9,802
		47,826
	Pharmaceuticals — 3.0%
389	Adams Respiratory Therapeutics, Inc. (a) (c)	17,371
100	Allergan, Inc.	10,715
329	Shire plc ADR (United Kingdom)	14,563
		42,649
	Road & Rail — 2.6%
194	Con-way, Inc.	11,244
515	Hunt (J.B.) Transport Services, Inc.	12,831
239	Norfolk Southern Corp.	12,693
		36,768
	Semiconductors & Semiconductor Equipment — 5.7%
208	Advanced Micro Devices, Inc. (a)	5,079
289	Broadcom Corp., Class A (a)	8,679
937	Integrated Device Technology, Inc. (a)	13,288
280	KLA-Tencor Corp.	11,636
304	Linear Technology Corp.	10,166
179	Marvell Technology Group Ltd. (Bermuda) (a)	7,955
443	Microchip Technology, Inc.	14,861
477	Nvidia Corp. (a)	10,155
		81,819
	Software — 5.7%
351	Adobe Systems, Inc. (a)	10,658
396	Amdocs Ltd. (Guernsey) (a)	14,499
1,589	BEA Systems, Inc. (a) (c)	20,801
368	Citrix Systems, Inc. (a)	14,751
599	McAfee, Inc. (a) (c)	14,530
273	Red Hat, Inc. (a)	6,379
		81,618
	Specialty Retail — 6.7%
333	AnnTaylor Stores Corp. (a) (c)	14,424
558	Circuit City Stores, Inc. (c)	15,198
305	Dick’s Sporting Goods, Inc. (a)	12,082
82	GameStop Corp. (a)	3,423
300	GameStop Corp., Class A (a) (c)	12,591
534	Petsmart, Inc.	13,668
586	TJX Cos., Inc.	13,403
196	Tractor Supply Co. (a) (c)	10,833
		95,622
	Textiles, Apparel & Luxury Goods — 1.5%
354	Coach, Inc. (a)	10,582
195	Polo Ralph Lauren Corp. (c)	10,722
		21,304
	Trading Companies & Distributors — 0.5%
187	GATX Corp. (c)	7,930
	Wireless Telecommunication Services — 2.5%
430	NII Holdings, Inc. (a)	24,218
290	Rogers Communications, Inc., Class B (Canada)	11,696
		35,914
	Total Common Stocks (Cost $1,197,856)	1,431,635
Short-Term Investment — 1.3%
	Investment Company — 1.3%
18,575	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $18,575)	18,575

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Investments of Cash Collateral for Securities Loaned — 14.2%
	Certificates of Deposit — 0.4%
6,000	Natexis Banques Populaires New York FRN, 5.37%, 01/28/08	6,000
	Corporate Note — 1.5%
4,500	Banque Federative Du Credit Mutuel Banc of America Securities LLC, FRN, 5.30%, 07/13/07	4,500
1,000	CC USA, Inc., FRN, 5.37%, 01/25/08	1,000
4,501	Macquarie Bank Ltd., FRN, 5.30%, 07/31/07	4,501
4,003	National City Bank Cleveland FRN, 5.35%, 09/18/07	4,003
7,500	World Savings Bank FSB FRN, 5.33%, 06/20/08	7,500
		21,504
	Repurchase Agreement — 12.3%
43,000	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $43,018, collateralized by U.S. Government Agency Mortgages	43,000
28,500	Bear Stearns, 5.31%, dated 06/30/06, due 07/03/06, repurchase price $28,513, collateralized by U.S. Government Agency Mortgages	28,500
35,000	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $35,016, collateralized by U.S. Government Agency Mortgages	35,000
35,000	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $35,016, collateralized by U.S. Government Agency Mortgages	35,000
35,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $35,016, collateralized by U.S. Government Agency Mortgages	35,000
		176,500
	Total Investments of Cash Collateral for Securities Loaned (Cost $204,004)	204,004
	Total Investments — 115.3% (Cost $1,420,435)	1,654,214
	Liabilities in Excess of Other Assets — (15.3)%	(220,026)
	NET ASSETS — 100.0%	$1,434,188

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	Common Stocks — 98.6%
	Aerospace & Defense — 0.7%
86	Alliant Techsystems, Inc. (a) (c)	6,551
	Beverages — 1.5%
57	Brown-Forman Corp., Class B	4,044
389	Constellation Brands, Inc., Class A (a)	9,735
		13,779
	Building Products — 0.6%
127	American Standard Cos., Inc.	5,491
	Capital Markets — 3.0%
57	Bear Stearns Cos., Inc. (The)	7,985
243	E*Trade Financial Corp. (a)	5,554
29	Legg Mason, Inc.	2,926
175	Mellon Financial Corp.	6,032
104	Northern Trust Corp.	5,757
		28,254
	Chemicals — 3.5%
145	Albemarle Corp. (c)	6,930
99	Ashland, Inc.	6,610
136	Lubrizol Corp.	5,423
87	PPG Industries, Inc.	5,762
112	Sigma-Aldrich Corp.	8,114
		32,839
	Commercial Banks — 6.5%
235	Compass Bancshares, Inc.	13,071
126	Cullen/Frost Bankers, Inc.	7,214
60	M&T Bank Corp.	7,028
265	Mercantile Bankshares Corp.	9,451
268	North Fork Bancorp, Inc.	8,090
205	TCF Financial Corp.	5,412
128	Zions Bancorp	9,961
		60,227
	Commercial Services & Supplies — 1.0%
109	Pitney Bowes, Inc.	4,494
119	Republic Services, Inc.	4,788
		9,282
	Computers & Peripherals — 1.0%
252	NCR Corp. (a)	9,226
	Construction Materials — 1.5%
95	Florida Rock Industries, Inc. (c)	4,736
123	Vulcan Materials Co.	9,555
		14,291
	Containers & Packaging — 1.3%
206	Ball Corp.	7,619
110	Temple-Inland, Inc.	4,720
		12,339
	Distributors — 0.5%
106	Genuine Parts Co.	4,428
	Diversified Telecommunication Services — 0.9%
216	CenturyTel, Inc.	8,036
	Electric Utilities — 4.4%
232	American Electric Power Co., Inc.	7,956
236	DPL, Inc. (c)	6,317
136	Edison International	5,288
99	FirstEnergy Corp.	5,378
254	PPL Corp.	8,214
372	Westar Energy, Inc. (c)	7,824
		40,977
	Electrical Equipment — 1.4%
155	Ametek, Inc.	7,349
62	Cooper Industries Ltd., Class A	5,761
		13,110
	Electronic Equipment & Instruments — 1.6%
50	Amphenol Corp., Class A (c)	2,821
256	Arrow Electronics, Inc. (a)	8,253
148	Jabil Circuit, Inc.	3,791
		14,865
	Energy Equipment & Services — 0.8%
81	Complete Production Services, Inc. (a)	1,913
96	Unit Corp. (a)	5,461
		7,374
	Food & Staples Retailing — 0.9%
90	BJ’s Wholesale Club, Inc. (a) (c)	2,543
218	Safeway, Inc.	5,678
		8,221
	Food Products — 2.6%
250	Dean Foods Co. (a)	9,298
437	Del Monte Foods Co.	4,904
174	Hershey Co. (The)	9,582
		23,784
	Gas Utilities — 3.5%
281	AGL Resources, Inc.	10,720
131	Energen Corp.	5,016
153	Oneok, Inc.	5,218

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — Continued
68	Questar Corp.	5,465
243	UGI Corp.	5,988
		32,407
	Health Care Providers & Services — 4.9%
127	Community Health Systems, Inc. (a)	4,652
239	Coventry Health Care, Inc. (a)	13,150
93	DaVita, Inc. (a)	4,607
163	Healthspring, Inc. (a) (c)	3,054
106	Henry Schein, Inc. (a)	4,958
86	Manor Care, Inc.	4,012
123	Omnicare, Inc.	5,814
87	Quest Diagnostics, Inc.	5,207
		45,454
	Hotels, Restaurants & Leisure — 4.9%
308	Applebee’s International, Inc. (c)	5,916
402	Hilton Hotels Corp.	11,363
131	International Game Technology	4,981
81	Marriott International, Inc., Class A	3,095
240	OSI Restaurant Partners, Inc.	8,297
75	Station Casinos, Inc.	5,079
140	Yum! Brands, Inc.	7,053
		45,784
	Household Durables — 1.3%
49	Centex Corp.	2,460
97	Fortune Brands, Inc.	6,852
57	Lennar Corp., Class A	2,529
		11,841
	Household Products — 0.8%
124	Clorox Co.	7,566
	Industrial Conglomerates — 1.7%
90	Carlisle Cos., Inc.	7,145
152	Walter Industries, Inc. (c)	8,757
		15,902
	Insurance — 8.1%
249	Assurant, Inc.	12,052
156	Cincinnati Financial Corp.	7,317
72	Everest Re Group Ltd. (Barbados)	6,250
176	Fidelity National Financial, Inc.	6,873
166	Genworth Financial, Inc.	5,790
138	IPC Holdings Ltd. (Bermuda) (c)	3,393
623	Old Republic International Corp.	13,320
116	Principal Financial Group, Inc.	6,467
139	Protective Life Corp.	6,485
91	Safeco Corp.	5,111
78	Willis Group Holdings Ltd. (United Kingdom)	2,497
		75,555
	IT Services — 0.3%
60	Affiliated Computer Services, Inc., Class A (a)	3,097
	Machinery — 2.1%
137	Crane Co.	5,695
120	Dover Corp.	5,907
45	Harsco Corp. (c)	3,539
75	Kennametal, Inc.	4,694
		19,835
	Media — 3.4%
109	Cablevision Systems Corp., Class A	2,336
197	Clear Channel Communications, Inc.	6,094
152	Clear Channel Outdoor Holdings, Inc., Class A (a)	3,182
237	Interactive Data Corp. (a)	4,755
133	McClatchy Co., Class A (c)	5,341
47	R.H. Donnelley Corp.	2,525
356	Regal Entertainment Group, Class A (c)	7,224
		31,457
	Multi-Utilities — 3.6%
267	Energy East Corp. (c)	6,389
171	MDU Resources Group, Inc.	6,254
191	NSTAR (c)	5,468
199	PG&E Corp.	7,829
185	SCANA Corp.	7,145
		33,085
	Multiline Retail — 1.2%
236	Family Dollar Stores, Inc.	5,758
162	Federated Department Stores, Inc.	5,944
		11,702
	Office Electronics — 0.9%
582	Xerox Corp. (a)	8,091
	Oil, Gas & Consumable Fuels — 5.2%
159	Consol Energy, Inc. (c)	7,424
113	Devon Energy Corp.	6,804
95	Energy Transfer Equity LP	2,511
131	Helix Energy Solutions Group, Inc. (a) (c)	5,303
122	Kinder Morgan, Inc.	12,137
141	Newfield Exploration Co. (a)	6,896
305	Williams Cos., Inc.	7,132
		48,207

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Paper & Forest Products — 0.3%
94	MeadWestvaco Corp.	2,614
	Personal Products — 0.7%
177	Estee Lauder Cos., Inc. (The)	6,833
	Real Estate Investment Trusts (REITs) — 7.8%
156	AMB Property Corp. REIT	7,866
60	AvalonBay Communities, Inc. REIT	6,615
53	Boston Properties, Inc. REIT	4,791
294	Cousins Properties, Inc. REIT	9,081
141	Host Hotels & Resorts, Inc. REIT	3,079
169	iStar Financial, Inc. REIT	6,387
112	Kimco Realty Corp. REIT	4,091
189	Liberty Property Trust REIT (c)	8,363
108	PS Business Parks, Inc., Class A, REIT (c)	6,360
170	Rayonier, Inc., REIT	6,432
210	United Dominion Realty Trust, Inc. REIT	5,893
39	Vornado Realty Trust REIT	3,795
		72,753
	Real Estate Management & Development — 0.8%
223	Brookfield Properties Corp.	7,176
	Road & Rail — 0.4%
71	Norfolk Southern Corp.	3,773
	Software — 0.5%
126	CA, Inc. (c)	2,594
179	Take-Two Interactive Software, Inc. (a) (c)	1,907
		4,501
	Specialty Retail — 5.7%
128	American Eagle Outfitters, Inc.	4,350
270	Autonation, Inc. (a)	5,782
106	AutoZone, Inc. (a)	9,332
197	Bed Bath & Beyond, Inc. (a)	6,548
365	Limited Brands, Inc.	9,335
289	Tiffany & Co.	9,546
329	TJX Cos., Inc.	7,510
		52,403
	Textiles, Apparel & Luxury Goods — 2.4%
144	Columbia Sportswear Co. (a) (c)	6,518
233	V.F. Corp.	15,832
		22,350
	Thrifts & Mortgage Finance — 3.0%
148	Golden West Financial Corp.	10,989
471	Hudson City Bancorp, Inc.	6,282
113	MGIC Investment Corp.	7,345
137	Sovereign Bancorp, Inc.	2,792
		27,408
	Wireless Telecommunication Services — 1.4%
153	Alltel Corp.	9,785
86	Telephone & Data Systems, Inc.	3,346
		13,131
	Total Common Stocks (Cost $738,437)	915,999
Short-Term Investment — 2.2%
	Investment Company — 2.2%
20,445	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $20,445)	20,445

PRINCIPAL AMOUNT($)
	Investments of Cash Collateral for Securities Loaned — 8.4%
	Certificates of Deposit — 1.5%
7,999	Nordea Bank New York, FRN, 5.32%, 01/03/07	7,999
5,998	Canadian Imperial Bank N.Y., FRN, 5.37%, 02/14/08	5,998
		13,997
	Corporate Notes — 1.3%
2,000	Banque Federative Du Credit, FRN, 5.30%, 07/13/07	2,000
4,587	Greenwich Capital Holdings, Inc., FRN, 5.70%, 07/09/07	4,587
2,001	Macquarie Bank Ltd., FRN, 5.30%, 07/31/07	2,001
3,000	Unicredito Italiano Bank plc, FRN, 5.16%, 07/31/07	3,000
		11,588
	Repurchase Agreements — 5.6%
12,358	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $12,363, collateralized by U.S. Government Agency Mortgages	12,358
5,000	Bear Stearns, 5.31%, dated 06/30/06, due 07/03/06, repurchase price $5,002, collateralized by U.S. Government Agency Mortgages	5,000
12,000	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $12,005, collateralized by U.S. Government Agency Mortgages	12,000

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)
	Repurchase Agreements — Continued
12,000	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $12,005, collateralized by U.S. Government Agency Mortgages	12,000
11,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $11,005, collateralized by U.S. Government Agency Mortgages	11,000
		52,358
	Total Investments of Cash Collateral for Securities Loaned (Cost $77,943)	77,943
	Total Investments — 109.2% (Cost $836,825)	1,014,387
	Liabilities in Excess of Other Assets — (9.2)%	(85,622)
	NET ASSETS — 100.0%	$928,765

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7%
	Common Stocks — 99.7%
	Aerospace & Defense — 3.6%
8	Boeing Co.	680
11	General Dynamics Corp.	714
8	Precision Castparts Corp.	493
11	United Technologies Corp.	710
		2,597
	Airlines — 0.8%
25	Skywest, Inc.	613
	Biotechnology — 3.2%
20	Celgene Corp. (a)	934
7	Genentech, Inc. (a)	573
13	Gilead Sciences, Inc. (a)	790
		2,297
	Capital Markets — 5.2%
6	Affiliated Managers Group, Inc. (a) (c)	560
26	E*Trade Financial Corp. (a)	593
10	Investment Technology Group, Inc. (a)	504
25	Lazard Ltd., Class A (Bermuda)	1,008
6	Legg Mason, Inc.	627
14	T. Rowe Price Group, Inc.	518
		3,810
	Chemicals — 0.9%
28	Rockwood Holdings, Inc. (a)	644
	Commercial Banks — 2.0%
13	Wells Fargo & Co.	879
8	Zions Bancorp	584
		1,463
	Commercial Services & Supplies — 4.3%
15	Brady Corp., Class A	534
5	Corporate Executive Board Co.	511
7	Corrections Corp. of America (a) (c)	376
43	Steelcase, Inc.	703
8	Stericycle, Inc. (a) (c)	527
10	West Corp. (a)	494
		3,145
	Communications Equipment — 4.5%
62	Cisco Systems, Inc. (a)	1,205
31	Corning, Inc. (a)	743
13	Harris Corp.	531
20	QUALCOMM, Inc.	797
		3,276
	Computers & Peripherals — 4.8%
8	Apple Computer, Inc. (a)	437
45	EMC Corp. (a)	492
23	Hewlett-Packard Co.	729
18	NCR Corp. (a)	654
33	Seagate Technology (Cayman Islands) (a)	756
93	Sun Microsystems, Inc. (a)	387
		3,455
	Consumer Finance — 0.9%
25	AmeriCredit Corp. (a)	688
	Diversified Consumer Services — 0.8%
8	ITT Educational Services, Inc. (a)	546
	Diversified Financial Services — 0.7%
8	NYSE Group, Inc. (a) (c)	514
	Electrical Equipment — 2.4%
30	General Cable Corp. (a)	1,059
15	Roper Industries, Inc.	710
		1,769
	Electronic Equipment & Instruments — 3.7%
37	Amphenol Corp., Class A (c)	2,048
26	Jabil Circuit, Inc.	667
		2,715
	Energy Equipment & Services — 3.2%
12	ENSCO International, Inc.	561
9	Halliburton Co.	690
12	Hornbeck Offshore Services, Inc. (a) (c)	430
10	National Oilwell Varco, Inc. (a)	659
		2,340
	Food & Staples Retailing — 2.4%
36	CVS Corp.	1,116
14	Wal-Mart Stores, Inc.	650
		1,766
	Health Care Equipment & Supplies — 1.7%
11	Advanced Medical Optics, Inc. (a) (c)	548
15	DJO, Inc. (a) (c)	558
3	Hologic, Inc. (a) (c)	133
		1,239
	Health Care Providers & Services — 5.4%
18	Aetna, Inc.	699
15	Caremark Rx, Inc.	728
28	DaVita, Inc. (a)	1,413
22	Omnicare, Inc.	1,064
		3,904

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 1.7%
9	Cerner Corp. (a)	338
35	Per-Se Technologies, Inc. (a) (c)	869
		1,207
	Hotels, Restaurants & Leisure — 3.9%
14	Four Seasons Hotels, Inc. (Canada) (c)	842
10	Panera Bread Co., Class A (a)	692
22	Scientific Games Corp., (a)	791
7	Wynn Resorts Ltd. (a)	528
		2,853
	Industrial Conglomerates — 0.8%
7	3M Co.	590
	Insurance — 1.0%
16	Hanover Insurance Group, Inc. (The)	745
	Internet Software & Services — 1.6%
3	Google, Inc., Class A (a)	1,132
	IT Services — 3.7%
26	Alliance Data Systems Corp. (a)	1,550
12	Checkfree Corp. (a)	580
12	Mastercard, Inc., Class A (a) (c)	566
		2,696
	Leisure Equipment & Products — 0.8%
13	Pool Corp. (c)	580
	Life Sciences Tools & Services — 2.1%
12	Covance, Inc. (a)	759
26	Illumina, Inc. (a) (c)	780
		1,539
	Machinery — 2.5%
14	ITT Industries, Inc.	678
10	Oshkosh Truck Corp.	478
9	Parker-Hannifin Corp.	667
		1,823
	Marine — 0.8%
9	American Commercial Lines, Inc. (a)	560
	Metals & Mining — 0.9%
18	Century Aluminum Co. (a) (c)	634
	Multiline Retail — 1.1%
17	Target Corp.	811
	Oil, Gas & Consumable Fuels — 2.3%
13	Consol Energy, Inc.	589
5	Occidental Petroleum Corp.	554
30	Talisman Energy, Inc. (Canada)	519
		1,662
	Pharmaceuticals — 5.2%
19	Adams Respiratory Therapeutics, Inc. (a) (c)	839
7	Allergan, Inc.	751
27	Merck & Co., Inc.	969
13	Shire plc ADR (United Kingdom)	593
14	Wyeth	628
		3,780
	Road & Rail — 1.6%
10	Con-way, Inc.	550
12	Norfolk Southern Corp.	644
		1,194
	Semiconductors & Semiconductor Equipment — 3.7%
13	Broadcom Corp., Class A (a)	397
17	Diodes, Inc. (a) (c)	709
14	KLA-Tencor Corp.	586
15	Microchip Technology, Inc.	497
24	Nvidia Corp. (a)	507
		2,696
	Software — 3.7%
20	Amdocs Ltd. (Guernsey) (a)	717
72	BEA Systems, Inc. (a)	949
30	Microsoft Corp.	694
13	Red Hat, Inc. (a)	311
		2,671
	Specialty Retail — 8.5%
17	AnnTaylor Stores Corp. (a)	727
13	Best Buy Co., Inc.	721
13	Children’s Place Retail Stores, Inc. (The) (a) (c)	793
14	Dick’s Sporting Goods, Inc. (a)	570
19	GameStop Corp., Class A (a) (c)	810
26	Petsmart, Inc.	673
29	Staples, Inc.	700
29	TJX Cos., Inc.	670
10	Tractor Supply Co. (a)	542
		6,206
	Textiles, Apparel & Luxury Goods — 1.3%
17	Coach, Inc. (a)	499
9	Polo Ralph Lauren Corp.	467
		966

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 2.0%
21	America Movil S.A. de C.V., ADR, Series L (Mexico)	708
13	NII Holdings, Inc. (a)	721
		1,429
	Total Common Stocks (Cost $64,165)	72,555
Short-Term Investment — 1.5%
	Investment Company — 1.5%
1,111	JPMorgan Prime Money Market Fund (b) (m) (Cost $1,111)	1,111

PRINCIPAL AMOUNT($)
	Investments of Cash Collateral for Securities Loaned — 14.0%
	Certificates of Deposit — 1.9%
300	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	300
400	Deutsche Bank New York FRN, 5.41%, 01/22/08	400
300	Royal Bank of Canada, FRN, 5.30%, 11/13/06	300
375	Societe Generale, New York FRN, 5.26%, 06/20/07	375
		1,375
	Corporate Note — 3.9%
300	Alliance and Leister plc, FRN, 5.13%, 07/31/07	300
400	American Express Credit Corp., FRN, 5.17%, 06/12/07	400
300	Bank of America N.A., FRN, 5.31%, 11/07/06	300
250	Banque Federative Du Credit , FRN, 5.30%, 07/13/07	250
400	Beta Finance, Inc., FRN, 5.38%, 03/15/07	400
300	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	300
300	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	300
250	Links Finance LLC, FRN, 5.36%, 10/06/06	250
350	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	350
		2,850

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreement — 8.2%
1,251	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,252, collateralized by U.S. Government Agency Mortgages	1,251
1,000	Bear Stearns, 5.31%, dated 06/30/06, due 07/03/06, repurchase price $1,001, collateralized by U.S. Government Agency Mortgages	1,000
1,250	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,251, collateralized by U.S. Government Agency Mortgages	1,250
1,250	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $1,251, collateralized by U.S. Government Agency Mortgages	1,250
1,250	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,251, collateralized by U.S. Government Agency Mortgages	1,250
		6,001
	Total Investments of Cash Collateral for Securities Loaned (Cost $10,226)	10,226
	Total Investments — 115.2% (Cost $75,502)	83,892
	Liabilities in Excess of Other Assets — (15.2)%	(11,096)
	NET ASSETS — 100.0%	$72,796

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4%
	Common Stocks — 98.4%
	Aerospace & Defense — 1.0%
18	Precision Castparts Corp.	1,082
32	Rockwell Collins, Inc.	1,768
		2,850
	Airlines — 0.4%
51	Skywest, Inc. (c)	1,267
	Beverages — 0.8%
9	Brown-Forman Corp., Class B	641
72	Constellation Brands, Inc., Class A (a)	1,807
		2,448
	Biotechnology — 1.0%
43	Celgene Corp. (a)	2,054
23	Vertex Pharmaceuticals, Inc. (a) (c)	844
		2,898
	Building Products — 0.5%
34	American Standard Cos., Inc.	1,471
	Capital Markets — 4.1%
13	Affiliated Managers Group, Inc. (a) (c)	1,130
135	E*Trade Financial Corp. (a)	3,071
23	Investment Technology Group, Inc. (a)	1,180
59	Lazard Ltd., Class A (Bermuda)	2,401
13	Legg Mason, Inc.	1,284
18	Northern Trust Corp.	1,001
56	T. Rowe Price Group, Inc.	2,114
		12,181
	Chemicals — 3.1%
36	Albemarle Corp.	1,739
22	Ashland, Inc.	1,474
29	PPG Industries, Inc.	1,934
82	Rockwood Holdings, Inc. (a)	1,880
29	Sigma-Aldrich Corp.	2,077
		9,104
	Commercial Banks — 4.1%
25	Cullen/Frost Bankers, Inc.	1,433
26	M&T Bank Corp.	3,031
86	North Fork Bancorp, Inc.	2,593
46	TCF Financial Corp.	1,211
35	Wilmington Trust Corp.	1,493
30	Zions Bancorp	2,350
		12,111
	Commercial Services & Supplies — 3.9%
30	Brady Corp., Class A	1,087
11	Corporate Executive Board Co.	1,062
15	Corrections Corp. of America (a)	783
34	Republic Services, Inc.	1,368
91	Steelcase, Inc.	1,494
23	Stericycle, Inc. (a)	1,497
93	West Corp. (a)	4,456
		11,747
	Communications Equipment — 0.6%
30	Adtran, Inc.	677
27	Harris Corp.	1,117
		1,794
	Computers & Peripherals — 2.4%
81	NCR Corp. (a)	2,966
47	Network Appliance, Inc. (a)	1,654
67	Seagate Technology (Cayman Islands) (a)	1,523
275	Sun Microsystems, Inc. (a)	1,140
		7,283
	Construction Materials — 0.8%
30	Vulcan Materials Co.	2,363
	Consumer Finance — 0.6%
62	AmeriCredit Corp. (a)	1,737
	Containers & Packaging — 0.6%
49	Ball Corp.	1,830
	Distributors — 0.7%
49	Genuine Parts Co.	2,054
	Diversified Consumer Services — 0.7%
17	ITT Educational Services, Inc. (a)	1,119
27	Weight Watchers International, Inc.	1,098
		2,217
	Diversified Financial Services — 0.4%
16	NYSE Group, Inc. (a) (c)	1,089
	Diversified Telecommunication Services — 0.7%
58	CenturyTel, Inc.	2,140
	Electric Utilities — 2.0%
38	American Electric Power Co., Inc.	1,291
27	DPL, Inc.	724
19	FirstEnergy Corp.	1,036
45	PPL Corp.	1,463
63	Westar Energy, Inc.	1,328
		5,842

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — 2.2%
36	Ametek, Inc.	1,687
18	Cooper Industries Ltd., Class A	1,654
46	General Cable Corp. (a)	1,617
33	Roper Industries, Inc.	1,519
		6,477
	Electronic Equipment & Instruments — 2.4%
92	Amphenol Corp., Class A	5,137
83	Jabil Circuit, Inc.	2,117
		7,254
	Energy Equipment & Services — 2.7%
29	BJ Services Co.	1,069
34	ENSCO International, Inc.	1,579
21	FMC Technologies, Inc. (a)	1,430
23	Grant Prideco, Inc. (a)	1,016
21	National Oilwell Varco, Inc. (a)	1,336
11	Noble Corp.	837
19	Tidewater, Inc. (c)	915
		8,182
	Food Products — 0.9%
47	Dean Foods Co. (a)	1,763
88	Del Monte Foods Co.	991
		2,754
	Gas Utilities — 2.0%
36	AGL Resources, Inc.	1,353
39	Energen Corp.	1,510
23	Questar Corp.	1,859
52	UGI Corp.	1,278
		6,000
	Health Care Equipment & Supplies — 0.9%
24	Advanced Medical Optics, Inc. (a)	1,222
5	Hologic, Inc. (a) (c)	267
31	Mentor Corp. (c)	1,335
		2,824
	Health Care Providers & Services — 6.4%
30	Aetna, Inc.	1,178
27	Caremark Rx, Inc.	1,344
35	Community Health Systems, Inc. (a)	1,290
90	Coventry Health Care, Inc. (a)	4,962
60	DaVita, Inc. (a)	2,958
26	Henry Schein, Inc. (a)	1,205
20	Medco Health Solutions, Inc. (a)	1,120
73	Omnicare, Inc.	3,447
28	Quest Diagnostics, Inc.	1,672
		19,176
	Health Care Technology — 0.6%
19	Cerner Corp. (a)	709
41	Per-Se Technologies, Inc. (a) (c)	1,042
		1,751
	Hotels, Restaurants & Leisure — 4.1%
61	Applebee’s International, Inc.	1,172
29	Four Seasons Hotels, Inc. (Canada) (c)	1,763
65	Hilton Hotels Corp.	1,850
42	OSI Restaurant Partners, Inc.	1,453
22	Panera Bread Co., Class A (a)	1,500
30	Royal Caribbean Cruises Ltd.	1,163
61	Scientific Games Corp., (a)	2,176
18	Wynn Resorts Ltd. (a) (c)	1,283
		12,360
	Household Durables — 0.6%
26	Fortune Brands, Inc.	1,839
	Household Products — 0.6%
28	Clorox Co.	1,677
	Industrial Conglomerates — 1.2%
22	Carlisle Cos., Inc.	1,721
35	Walter Industries, Inc.	1,989
		3,710
	Insurance — 5.1%
72	Assurant, Inc.	3,475
38	Cincinnati Financial Corp.	1,803
16	Everest Re Group Ltd. (Barbados)	1,402
37	Hanover Insurance Group, Inc. (The)	1,761
35	IPC Holdings Ltd. (Bermuda)	866
107	Old Republic International Corp.	2,287
27	Principal Financial Group, Inc.	1,491
39	Safeco Corp.	2,170
		15,255
	IT Services — 2.5%
23	Affiliated Computer Services, Inc., Class A (a)	1,192
65	Alliance Data Systems Corp. (a) (c)	3,850
24	Checkfree Corp. (a)	1,179
25	Mastercard, Inc., Class A (a) (c)	1,181
		7,402

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Leisure Equipment & Products — 0.4%
27	Pool Corp. (c)	1,174
	Life Sciences Tools & Services — 0.6%
27	Covance, Inc. (a)	1,641
	Machinery — 2.1%
35	Crane Co.	1,452
8	Harsco Corp.	624
29	ITT Corp., Inc.	1,440
27	Oshkosh Truck Corp.	1,302
18	Parker-Hannifin Corp.	1,428
		6,246
	Marine — 0.4%
19	American Commercial Lines, Inc. (a)	1,151
	Media — 2.4%
39	Cablevision Systems Corp., Class A	841
60	Clear Channel Communications, Inc.	1,863
41	Clear Channel Outdoor Holdings, Inc., Class A (a)	868
8	Gannett Co., Inc.	436
30	Interactive Data Corp. (a)	597
22	McClatchy Co., Class A	890
2	Washington Post Co. (The), Class B	1,560
		7,055
	Multi-Utilities — 1.3%
46	Energy East Corp.	1,089
35	PG&E Corp.	1,363
35	SCANA Corp.	1,366
		3,818
	Multiline Retail — 0.9%
44	Family Dollar Stores, Inc.	1,080
44	Federated Department Stores, Inc.	1,596
		2,676
	Oil, Gas & Consumable Fuels — 4.3%
39	Consol Energy, Inc.	1,827
43	Devon Energy Corp.	2,610
32	Kinder Morgan, Inc.	3,166
7	Marathon Oil Corp.	616
24	Newfield Exploration Co. (a)	1,192
29	Southwestern Energy Co. (a)	888
58	Talisman Energy, Inc. (Canada)	1,012
71	Williams Cos., Inc.	1,658
		12,969
	Paper & Forest Products — 0.2%
18	MeadWestvaco Corp.	507
	Personal Products — 0.5%
35	Estee Lauder Cos., Inc. (The)	1,357
	Pharmaceuticals — 1.4%
38	Adams Respiratory Therapeutics, Inc. (a)	1,686
10	Allergan, Inc.	1,094
34	Shire plc ADR (United Kingdom)	1,504
		4,284
	Real Estate Investment Trusts (REITs) — 1.4%
27	iStar Financial, Inc. REIT	1,015
35	Rayonier, Inc., REIT	1,317
19	Vornado Realty Trust REIT	1,844
		4,176
	Real Estate Management & Development — 1.0%
57	Brookfield Properties Corp.	1,847
23	Forest City Enterprises, Inc., Class A	1,128
		2,975
	Road & Rail — 1.7%
20	Con-way, Inc.	1,135
53	J.B.Hunt Transport Services, Inc.	1,320
49	Norfolk Southern Corp.	2,608
		5,063
	Semiconductors & Semiconductor Equipment — 2.8%
21	Advanced Micro Devices, Inc. (a)	522
30	Broadcom Corp., Class A (a)	895
97	Integrated Device Technology, Inc. (a)	1,368
29	KLA-Tencor Corp.	1,189
33	Linear Technology Corp.	1,095
19	Marvell Technology Group Ltd. (Bermuda) (a)	820
46	Microchip Technology, Inc.	1,542
49	Nvidia Corp. (a)	1,037
		8,468
	Software — 3.0%
36	Adobe Systems, Inc. (a)	1,096
41	Amdocs Ltd. (Guernsey) (a)	1,493
164	BEA Systems, Inc. (a)	2,146
34	CA, Inc	697
38	Citrix Systems, Inc. (a)	1,519
61	McAfee, Inc. (a)	1,488
28	Red Hat, Inc. (a)	655
		9,094
	Specialty Retail — 6.2%
34	AnnTaylor Stores Corp. (a)	1,471
45	Autonation, Inc. (a)	957

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — Continued
26	AutoZone, Inc. (a)	2,320
57	Circuit City Stores, Inc.	1,554
31	Dick’s Sporting Goods, Inc. (a)	1,243
39	GameStop Corp., Class A (a) (c)	1,634
75	Limited Brands, Inc.	1,927
54	Petsmart, Inc.	1,377
57	Tiffany & Co.	1,866
127	TJX Cos., Inc.	2,910
20	Tractor Supply Co. (a)	1,105
		18,364
	Textiles, Apparel & Luxury Goods — 2.4%
36	Coach, Inc. (a)	1,088
22	Columbia Sportswear Co. (a)	1,005
20	Polo Ralph Lauren Corp.	1,104
60	V.F. Corp.	4,041
		7,238
	Thrifts & Mortgage Finance — 1.8%
33	Golden West Financial Corp.	2,419
25	MGIC Investment Corp.	1,651
24	Webster Financial Corp.	1,153
		5,223
	Trading Companies & Distributors — 0.3%
19	GATX Corp. (c)	816
	Wireless Telecommunication Services — 2.7%
46	Alltel Corp.	2,949
44	NII Holdings, Inc. (a)	2,475
31	Rogers Communications, Inc., Class B (Canada)	1,236
35	Telephone & Data Systems, Inc.	1,354
		8,014
	Total Common Stocks (Cost $240,674)	293,396
Short-Term Investment — 1.8%
	Investment Company — 1.8%
5,422	JPMorgan Prime Money Market Fund (b) (m) (Cost $5,422)	5,422

PRINCIPAL AMOUNT($)
	Investments of Cash Collateral for Securities Loaned — 5.4%
	Certificates of Deposit — 0.6%
700	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	700
1,000	Royal Bank of Canada, FRN, 5.30%, 11/13/06	1,000
		1,700

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Corporate Notes — 1.7%
1,000	American Express Credit Corp., FRN, 5.17%, 06/12/07	1,000
1,000	Alliance and Leister plc, FRN, 5.13%, 07/31/07	1,000
500	Banque Federative Du Credit, FRN, 5.30%, 07/13/07	500
900	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 10/24/06	900
900	Links Finance LLC, FRN, 5.36%, 10/06/06	900
900	Sigma Finance, Inc., FRN, 5.37%, 10/24/07	900
		5,200
	Repurchase Agreements — 3.1%
3,227	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $3,228, collateralized by U.S. Government Agency Mortgages	3,227
2,000	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages	2,000
2,000	Morgan Stanley& Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages	2,000
2,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages	2,000
		9,227
	Total Investments of Cash Collateral for Securities Loaned (Cost $16,127)	16,127
	Total Investments — 105.6% (Cost $262,223)	314,945
	Liabilities in Excess of Other Assets — (5.6)%	(16,841)
	NET ASSETS — 100.0%	$298,104

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Beverages — 1.6%
436	Brown-Forman Corp., Class B (c)	31,162
3,532	Constellation Brands, Inc., Class A (a)	88,300
		119,462
	Building Products — 1.0%
1,653	American Standard Cos., Inc.	71,508
	Capital Markets — 2.2%
2,552	E*Trade Financial Corp. (a) (c)	58,236
904	Northern Trust Corp.	49,997
1,332	T. Rowe Price Group, Inc.	50,348
		158,581
	Chemicals — 4.9%
1,814	Albemarle Corp. (c) (i)	86,850
1,072	Ashland, Inc.	71,522
1,432	PPG Industries, Inc. (c)	94,479
1,398	Sigma-Aldrich Corp. (c)	101,551
		354,402
	Commercial Banks — 7.3%
1,221	Cullen/Frost Bankers, Inc.	69,963
1,251	M&T Bank Corp. (c)	147,518
4,203	North Fork Bancorp, Inc.	126,794
2,225	TCF Financial Corp. (c)	58,849
1,730	Wilmington Trust Corp. (i)	72,959
732	Zions Bancorp (c)	57,036
		533,119
	Commercial Services & Supplies — 0.9%
1,650	Republic Services, Inc.	66,561
	Computers & Peripherals — 0.8%
1,575	NCR Corp. (a) (c)	57,697
	Construction Materials — 1.6%
1,482	Vulcan Materials Co. (c)	115,573
	Containers & Packaging — 1.2%
2,417	Ball Corp. (c)	89,533
	Distributors — 1.4%
2,398	Genuine Parts Co.	99,901
	Diversified Telecommunication Services — 1.4%
2,802	CenturyTel, Inc. (c)	104,087
	Electric Utilities — 3.9%
1,831	American Electric Power Co., Inc. (c)	62,715
1,311	DPL, Inc. (c)	35,132
962	FirstEnergy Corp.	52,129
2,213	PPL Corp. (c)	71,483
3,070	Westar Energy, Inc. (c)	64,615
		286,074
	Electrical Equipment — 2.3%
1,730	Ametek, Inc. (c)	81,953
889	Cooper Industries Ltd., Class A	82,587
		164,540
	Electronic Equipment & Instruments — 1.2%
837	Amphenol Corp., Class A	46,833
1,460	Jabil Circuit, Inc. (c)	37,363
		84,196
	Food Products — 1.8%
2,316	Dean Foods Co. (a) (c)	86,140
4,293	Del Monte Foods Co.	48,210
		134,350
	Gas Utilities — 4.0%
1,777	AGL Resources, Inc.	67,735
1,913	Energen Corp.	73,463
1,124	Questar Corp. (c)	90,487
2,523	UGI Corp. (c)	62,119
		293,804
	Health Care Providers & Services — 5.9%
1,718	Community Health Systems, Inc. (a)	63,118
2,983	Coventry Health Care, Inc. (a)	163,878
1,289	Henry Schein, Inc. (a) (c)	60,236
1,318	Omnicare, Inc. (c)	62,485
1,367	Quest Diagnostics, Inc.	81,899
		431,616
	Hotels, Restaurants & Leisure — 3.0%
2,965	Applebee’s International, Inc. (c)	56,980
3,198	Hilton Hotels Corp. (c)	90,439
2,043	OSI Restaurant Partners, Inc. (c)	70,670
		218,089
	Household Durables — 1.2%
1,264	Fortune Brands, Inc. (c)	89,757
	Household Products — 1.2%
1,375	Clorox Co.	83,858
	Industrial Conglomerates — 2.5%
1,080	Carlisle Cos., Inc. (i)	85,676
1,684	Walter Industries, Inc. (c)	97,100
		182,776

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 8.1%
3,511	Assurant, Inc. (c)	169,913
1,875	Cincinnati Financial Corp. (c)	88,166
1,741	IPC Holdings Ltd. (Bermuda) (c) (i)	42,926
5,202	Old Republic International Corp. (i)	111,162
1,311	Principal Financial Group, Inc. (c)	72,946
1,883	Safeco Corp.	106,118
		591,231
	IT Services — 0.8%
1,153	Affiliated Computer Services, Inc., Class A (a) (c)	59,501
	Machinery — 1.4%
1,694	Crane Co.	70,487
402	Harsco Corp. (c)	31,355
		101,842
	Media — 4.7%
1,904	Cablevision Systems Corp., Class A	40,843
2,944	Clear Channel Communications, Inc. (c)	91,123
2,060	Clear Channel Outdoor Holdings, Inc., Class A (a) (i)	43,169
383	Gannett Co., Inc. (c)	21,399
1,398	Interactive Data Corp. (a) (c)	28,078
1,087	McClatchy Co., Class A (c)	43,594
96	Washington Post Co. (The), Class B (i)	74,780
		342,986
	Multi-Utilities — 2.5%
2,213	Energy East Corp. (c)	52,952
1,688	PG&E Corp. (c)	66,285
1,719	SCANA Corp.	66,323
		185,560
	Multiline Retail — 1.8%
2,148	Family Dollar Stores, Inc. (c)	52,471
2,121	Federated Department Stores, Inc.	77,625
		130,096
	Oil, Gas & Consumable Fuels — 5.4%
2,101	Devon Energy Corp. (c)	126,940
1,551	Kinder Morgan, Inc.	154,919
361	Marathon Oil Corp. (c)	30,030
3,450	Williams Cos., Inc.	80,599
		392,488
	Paper & Forest Products — 0.3%
887	MeadWestvaco Corp. (c)	24,776
	Personal Products — 0.9%
1,718	Estee Lauder Cos., Inc. (The) (c)	66,416
	Real Estate Investment Trusts (REITs) — 2.8%
1,307	iStar Financial, Inc. REIT (c)	49,347
1,700	Rayonier, Inc., REIT (c)	64,430
917	Vornado Realty Trust REIT (c)	89,424
		203,201
	Real Estate Management & Development — 2.0%
2,795	Brookfield Properties Corp. (c) (i)	89,906
1,097	Forest City Enterprises, Inc., Class A (c) (i)	54,766
		144,672
	Road & Rail — 0.9%
1,196	Norfolk Southern Corp. (c)	63,662
	Software — 0.5%
1,658	CA, Inc (c)	34,062
	Specialty Retail — 5.8%
2,180	Autonation, Inc. (a) (c)	46,738
1,286	AutoZone, Inc. (a)	113,434
3,684	Limited Brands, Inc.	94,268
2,763	Tiffany & Co.	91,221
3,253	TJX Cos., Inc. (c)	74,357
		420,018
	Textiles, Apparel & Luxury Goods — 3.4%
1,114	Columbia Sportswear Co. (a) (c)	50,401
2,907	V.F. Corp. (c)	197,430
		247,831
	Thrifts & Mortgage Finance — 3.5%
1,595	Golden West Financial Corp. (c)	118,312
1,234	MGIC Investment Corp. (c)	80,203
1,187	Webster Financial Corp.	56,297
		254,812
	Wireless Telecommunication Services — 2.9%
2,246	Alltel Corp. (c)	143,337
1,692	Telephone & Data Systems, Inc. (c) (i)	65,826
		209,163
	Total Common Stocks (Cost $6,282,968)	7,211,801
Short-Term Investment — 1.0%
	Investment Company — 1.0%
74,969	JPMorgan Prime Money Market Fund (b) (m) (Cost $74,969)	74,969

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Investments of Cash Collateral for Securities Loaned — 7.3%
	Certificates of Deposit — 2.3%
1,000	ABN Amro Bank, Chicago, FRN, 5.32%, 12/26/06	1,000
22,992	Bank of Nova Scotia, FRN, 5.26%, 05/21/07	22,992
27,000	Barclays, N.Y. FRN, 5.33%, 06/06/07	27,000
1,000	Calyon, N.Y., FRN, 5.32%, 12/12/06	1,000
15,000	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	15,000
1,000	KBC, N.Y., FRN, 5.32%, 12/12/06	1,000
12,499	Manufacturers and Traders, FRN, 5.30%, 09/26/06	12,499
9,498	Natexis Banques Populaires New York, FRN, 5.39%, 01/09/08	9,498
18,498	Nordea Bank, New York, FRN, 5.32%, 01/03/07	18,499
15,000	Royal Bank of Canada, FRN, 5.30%, 11/13/06	15,000
9,998	Sun Trust Bank, Atlanta, FRN, 5.33%, 06/28/07	9,998
	Wells Fargo Bank San Francisco,
10,000	FRN, 5.30%, 11/27/06	10,000
19,000	FRN, 5.30%, 12/01/06	19,000
7,041	World Savings Bank FSB, FRN, 5.33%, 09/15/06	7,041
		169,527
	Commercial Paper — 0.6%
24,930	Lake Constance Funding LLC, FRN, 5.30%, 07/11/06	24,930
16,522	PB Finance Delaware, FRN, 5.31%, 07/24/06	16,522
		41,452
	Corporate Note — 4.2%
2,000	Alliance and Leister plc, FRN, 5.13%, 07/31/07	2,000
11,000	Allstate Life Global Funding II, FRN, 5.11%, 07/31/07	11,000
27,000	American Express Credit Corp., FRN, 5.17%, 06/12/07	27,000
28,500	Bank of America, FRN, 5.31%, 11/07/06	28,500
15,750	Banque Federative Du Credit, FRN, 5.30%, 07/13/07	15,750
8,502	Beta Finance, Inc., FRN, 5.38%, 03/15/07	8,502
10,050	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	10,050
20,900	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	20,900
	Dorada Finance, Inc.,
3,500	FRN, 5.37%, 01/14/08	3,500
25,000	FRN, 5.38%, 11/15/07	25,000
15,004	General Electric Capital Corp., FRN, 5.35%, 12/08/06	15,004
20,000	Goldman Sachs Group, Inc., FRN, 5.47%, 12/28/07	20,000
7,497	K2 (USA) LLC, FRN, 5.39%, 02/15/08	7,497
5,000	Landsbanki Islands HF, FRN, 5.29%, 03/16/07	5,000
14,499	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 10/24/06	14,499
	Links Finance LLC,
7,000	FRN, 5.36%, 10/06/06	7,000
19,997	FRN, 5.37%, 10/15/07	19,997
30,000	Macquarie Bank Ltd, FRN, 5.29%, 04/20/07	30,000
10,002	Pricoa Global Funding I, FRN, 5.16%, 10/05/06	10,002
	Sigma Finance, Inc.,
1,000	FRN, 5.37%, 10/24/07	1,000
19,990	FRN, 5.39%, 02/27/08	19,990
5,000	Wachovia Bank N.A., FRN, 5.30%, 10/02/06	5,000
		307,191
	Repurchase Agreement — 0.2%
17,502	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $17,510, collateralized by U.S. Government Agency Mortgages	17,502
	Total Investments of Cash Collateral for Securities Loaned (Cost $535,672)	535,672
	Total Investments — 107.3% (Cost $6,893,609)	7,822,442
	Liabilities in Excess of Other Assets — (7.3)%	(534,929)
	NET ASSETS — 100.0%	$7,287,513

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 88.7% (p)
	Common Stocks — 88.7%
	Aerospace & Defense — 1.6%
89	Armor Holdings, Inc. (a)	4,867
104	Ceradyne, Inc. (a)	5,125
36	DRS Technologies, Inc.	1,740
71	General Dynamics Corp.	4,622
63	Goodrich Corp.	2,550
83	Lockheed Martin Corp.	5,935
124	Raytheon Co.	5,524
		30,363
	Air Freight & Logistics — 0.3%
97	EGL, Inc. (a)	4,866
25	Pacer International, Inc.	813
		5,679
	Airlines — 0.6%
101	Alaska Air Group, Inc. (a)	3,968
99	AMR Corp. (a)	2,511
185	Continental Airlines, Inc., Class B (a)	5,501
		11,980
	Auto Components — 0.3%
290	ArvinMeritor, Inc.	4,985
	Automobiles — 0.5%
658	Ford Motor Co.	4,561
109	Thor Industries, Inc.	5,301
		9,862
	Beverages — 0.8%
252	Coca-Cola Enterprises, Inc.	5,126
13	Hansen Natural Corp. (a)	2,447
207	Pepsi Bottling Group, Inc.	6,650
		14,223
	Biotechnology — 1.0%
70	Amgen, Inc. (a)	4,557
60	Biogen Idec, Inc. (a)	2,788
79	Cephalon, Inc. (a)	4,737
34	CV Therapeutics, Inc. (a)	473
74	ICOS Corp. (a)	1,623
281	Millennium Pharmaceuticals, Inc. (a)	2,801
110	PDL BioPharma, Inc. (a)	2,018
		18,997
	Building Products — 0.5%
171	Lennox International, Inc.	4,528
73	Masco Corp.	2,171
38	Universal Forest Products, Inc.	2,402
		9,101
	Capital Markets — 2.3%
46	A.G. Edwards, Inc.	2,523
49	Bear Stearns Cos., Inc. (The)	6,880
44	Goldman Sachs Group, Inc.	6,593
357	Knight Capital Group, Inc. Class A (a)	5,439
112	Lehman Brothers Holdings, Inc.	7,271
93	Morgan Stanley	5,877
123	optionsXpress Holdings, Inc.	2,863
34	SEI Investments Co.	1,661
71	State Street Corp.	4,149
		43,256
	Chemicals — 1.9%
161	Celanese Corp., Class A	3,280
51	FMC Corp.	3,290
81	H.B. Fuller Co.	3,545
256	Hercules, Inc. (a)	3,911
136	Lubrizol Corp.	5,437
257	Lyondell Chemical Co.	5,816
244	Olin Corp.	4,376
101	Valspar Corp.	2,672
85	Westlake Chemical Corp.	2,542
		34,869
	Commercial Banks — 1.5%
56	BB&T Corp.	2,340
93	Comerica, Inc.	4,836
81	Greater Bay Bancorp	2,335
148	Keycorp	5,265
96	National City Corp.	3,460
164	U.S. Bancorp	5,074
85	Wachovia Corp.	4,609
		27,919
	Commercial Services & Supplies — 1.7%
150	Administaff, Inc.	5,368
120	Brink’s Co. (The)	6,763
62	FTI Consulting, Inc. (a)	1,666
203	IKON Office Solutions, Inc.	2,554
48	Labor Ready, Inc. (a)	1,089
105	Manpower, Inc.	6,803
163	R.R. Donnelley & Sons Co.	5,204
48	United Stationers, Inc. (a)	2,366
		31,813

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Communications Equipment — 1.7%
538	Arris Group, Inc. (a)	7,057
247	Avaya, Inc. (a)	2,820
220	Cisco Systems, Inc. (a)	4,294
403	Foundry Networks, Inc. (a)	4,300
270	Motorola, Inc.	5,431
255	Polycom, Inc. (a)	5,587
126	Tekelec (a)	1,560
		31,049
	Computers & Peripherals — 1.9%
968	Brocade Communications Systems, Inc. (a)	5,944
227	Hewlett-Packard Co.	7,193
128	Komag, Inc. (a)	5,894
96	Lexmark International, Inc., Class A (a)	5,367
287	Seagate Technology (Cayman Islands) (a)	6,492
289	Western Digital Corp. (a)	5,722
		36,612
	Construction & Engineering — 0.5%
102	EMCOR Group, Inc. (a)	4,955
105	Granite Construction, Inc.	4,749
		9,704
	Construction Materials — 0.8%
137	Eagle Materials, Inc.	6,506
82	Florida Rock Industries, Inc.	4,096
46	Martin Marietta Materials, Inc.	4,208
		14,810
	Consumer Finance — 0.5%
50	Capital One Financial Corp.	4,306
113	CompuCredit Corp. (a)	4,349
		8,655
	Containers & Packaging — 0.6%
87	Ball Corp.	3,237
241	Owens-Illinois, Inc. (a)	4,046
72	Temple-Inland, Inc.	3,067
		10,350
	Diversified Consumer Services — 0.4%
167	Career Education Corp. (a)	4,992
72	Jackson Hewitt Tax Service, Inc.	2,261
		7,253
	Diversified Financial Services — 0.7%
56	Bank of America Corp.	2,711
113	CIT Group, Inc.	5,915
105	Citigroup, Inc.	5,045
		13,671
	Diversified Telecommunication Services — 0.1%
94	AT&T, Inc. (m)	2,635
	Electric Utilities — 0.6%
73	American Electric Power Co., Inc.	2,487
142	Edison International	5,532
108	Pepco Holdings, Inc.	2,542
		10,561
	Electrical Equipment — 1.1%
87	A.O. Smith Corp.	4,024
86	Acuity Brands, Inc.	3,364
92	Belden CDT, Inc.	3,050
171	General Cable Corp. (a)	5,996
75	Regal-Beloit Corp.	3,324
		19,758
	Electronic Equipment & Instruments — 2.3%
155	Arrow Electronics, Inc. (a)	4,993
281	Avnet, Inc. (a)	5,627
142	Brightpoint, Inc. (a)	1,922
506	Flextronics International Ltd. (Singapore) (a)	5,375
251	Ingram Micro, Inc. Class A (a)	4,555
1,314	Sanmina-SCI Corp. (a)	6,044
1,488	Solectron Corp. (a)	5,089
94	Tech Data Corp. (a)	3,618
331	Vishay Intertechnology, Inc. (a)	5,214
		42,437
	Energy Equipment & Services — 4.3%
66	Diamond Offshore Drilling, Inc.	5,500
127	ENSCO International, Inc.	5,859
48	Grant Prideco, Inc. (a)	2,132
767	Grey Wolf, Inc. (a)	5,904
106	Helmerich & Payne, Inc.	6,413
118	Lone Star Technologies, Inc. (a)	6,383
57	Maverick Tube Corp. (a)	3,607
152	Nabors Industries Ltd. (Bermuda) (a)	5,133
123	NS Group, Inc. (a)	6,802
168	Oil States International, Inc. (a)	5,751
203	Patterson-UTI Energy, Inc.	5,739
27	SEACOR Holdings, Inc. (a)	2,196
87	Tidewater, Inc.	4,259
151	Todco, Class A	6,169
114	Unit Corp. (a)	6,493

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Energy Equipment & Services — Continued
63	W-H Energy Services, Inc. (a)	3,226
		81,566
	Food & Staples Retailing — 0.7%
126	Kroger Co. (The)	2,748
167	Performance Food Group Co. (a)	5,066
168	Supervalu, Inc.	5,156
		12,970
	Food Products — 1.1%
138	Dean Foods Co. (a)	5,121
284	Del Monte Foods Co.	3,190
116	General Mills, Inc.	6,001
87	H.J. Heinz Co.	3,599
142	Sara Lee Corp.	2,279
—(h)	Wm. Wrigley Jr. Co.	—	(h)
		20,190
	Gas Utilities — 0.5%
174	Oneok, Inc.	5,921
52	Questar Corp.	4,176
		10,097
	Health Care Equipment & Supplies — 1.9%
110	Bausch & Lomb, Inc.	5,392
134	Baxter International, Inc.	4,929
84	Beckman Coulter, Inc.	4,662
91	Dentsply International, Inc.	5,541
82	Haemonetics Corp. (a)	3,810
149	Kinetic Concepts, Inc. (a)	6,598
136	Kyphon, Inc. (a)	5,216
		36,148
	Health Care Providers & Services — 2.8%
120	Aetna, Inc.	4,791
158	AmerisourceBergen Corp.	6,629
158	Apria Healthcare Group, Inc. (a)	2,984
54	Cigna Corp.	5,289
102	Coventry Health Care, Inc. (a)	5,615
107	Health Net, Inc. (a)	4,832
123	Humana, Inc. (a)	6,607
104	McKesson Corp.	4,925
46	Sierra Health Services, Inc. (a)	2,063
73	WellCare Health Plans, Inc. (a)	3,586
66	WellPoint, Inc. (a)	4,770
		52,091
	Health Care Technology — 0.3%
427	Emdeon Corp. (a)	5,304
	Hotels, Restaurants & Leisure — 2.5%
143	Brinker International, Inc.	5,193
46	CBRL Group, Inc.	1,550
191	Darden Restaurants, Inc.	7,543
148	Domino’s Pizza, Inc.	3,656
91	International Game Technology	3,452
143	Jack in the Box, Inc. (a)	5,591
149	Penn National Gaming, Inc. (a)	5,760
171	Pinnacle Entertainment, Inc. (a)	5,256
192	Ruby Tuesday, Inc.	4,695
111	Vail Resorts, Inc. (a)	4,131
		46,827
	Household Durables — 2.8%
234	American Greetings Corp., Class A	4,920
88	Beazer Homes USA, Inc.	4,027
54	Ethan Allen Interiors, Inc.	1,986
264	Furniture Brands International, Inc.	5,495
43	KB Home	1,988
87	Lennar Corp., Class A	3,861
114	Meritage Homes Corp. (a)	5,370
10	NVR, Inc. (a)	5,036
102	Pulte Homes, Inc.	2,930
89	Ryland Group, Inc.	3,877
78	Technical Olympic USA, Inc.	1,125
52	Toll Brothers, Inc. (a)	1,332
265	WCI Communities, Inc. (a)	5,343
190	Yankee Candle Co., Inc.	4,748
		52,038
	Household Products — 0.4%
98	Energizer Holdings, Inc. (a)	5,764
208	Spectrum Brands, Inc. (a)	2,690
		8,454
	Independent Power Producers & Energy Traders — 0.6%
264	AES Corp. (The) (a)	4,880
105	TXU Corp.	6,262
		11,142
	Industrial Conglomerates — 0.3%
95	Walter Industries, Inc.	5,449
	Insurance — 4.9%
110	ACE Ltd. (Cayman Islands)	5,573
101	Allstate Corp. (The)	5,545
134	American Financial Group, Inc.	5,768
31	AmerUs Group Co.	1,800
99	Assurant, Inc.	4,788

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Insurance — Continued
39	Chubb Corp.	1,939
156	Genworth Financial, Inc.	5,423
60	Hanover Insurance Group, Inc. (The)	2,850
65	Hartford Financial Services Group, Inc.	5,458
81	LandAmerica Financial Group, Inc.	5,216
96	Lincoln National Corp.	5,401
82	MBIA, Inc.	4,805
111	Metlife, Inc.	5,708
118	Nationwide Financial Services, Inc.	5,204
111	Ohio Casualty Corp.	3,289
205	Old Republic International Corp.	4,374
99	Safeco Corp.	5,562
121	St. Paul Travelers Cos., Inc. (The)	5,374
61	UnumProvident Corp.	1,109
206	W.R. Berkley Corp.	7,035
		92,221
	Internet & Catalog Retail — 1.3%
257	Expedia, Inc. (a)	3,847
203	IAC/InterActive Corp. (a)	5,375
227	Netflix, Inc. (a)	6,188
134	Nutri/System, Inc. (a)	8,329
		23,739
	Internet Software & Services — 0.6%
97	Digital River, Inc. (a)	3,921
62	Digitas, Inc. (a)	721
551	RealNetworks, Inc. (a)	5,893
		10,535
	IT Services — 1.2%
185	Accenture Ltd., Class A (Bermuda)	5,238
183	CSG Systems International, Inc. (a)	4,515
121	Fiserv, Inc. (a)	5,489
129	Hewitt Associates, Inc., Class A (a)	2,889
580	Unisys Corp. (a)	3,645
		21,776
	Life Sciences Tools & Services — 0.9%
78	Invitrogen Corp. (a)	5,140
214	PerkinElmer, Inc.	4,464
78	Varian, Inc. (a)	3,252
90	Waters Corp. (a)	4,016
		16,872
	Machinery — 4.2%
150	AGCO Corp. (a)	3,954
99	Bucyrus International, Inc.	4,977
49	Crane Co.	2,030
59	Cummins, Inc.	7,265
168	Gardner Denver, Inc. (a)	6,478
94	Ingersoll-Rand Co., Ltd. Class A (Bermuda)	4,037
42	ITT Industries, Inc.	2,095
209	JLG Industries, Inc.	4,698
19	Lincoln Electric Holdings, Inc.	1,202
89	Manitowoc Co., Inc. (The)	3,952
210	Navistar International Corp. (a)	5,164
78	PACCAR, Inc.	6,456
57	Parker-Hannifin Corp.	4,437
109	SPX Corp.	6,109
66	Terex Corp. (a)	6,556
160	Timken Co.	5,358
96	Trinity Industries, Inc.	3,891
		78,659
	Media — 1.6%
80	Cablevision Systems Corp. New York Group, Class A	1,720
223	CBS Corp., Class B	6,033
151	Comcast Corp., Class A (a)	4,946
62	Entercom Communications Corp.	1,631
71	Gannett Co., Inc.	3,970
83	McGraw-Hill Cos., Inc. (The)	4,146
59	Omnicom Group, Inc.	5,263
77	Warner Music Group Corp.	2,264
		29,973
	Metals & Mining — 2.1%
55	Chaparral Stell Co. (a)	3,958
113	Freeport-McMoRan Copper & Gold, Inc., Class B	6,257
119	Oregon Steel Mills, Inc. (a)	6,033
61	Phelps Dodge Corp.	4,990
76	Reliance Steel & Aluminum Co.	6,278
102	Steel Dynamics, Inc.	6,702
83	United States Steel Corp.	5,828
		40,046
	Multi-Utilities — 2.3%
178	Alliant Energy Corp.	6,103
474	CenterPoint Energy, Inc.	5,919
457	CMS Energy Corp. (a)	5,909
125	DTE Energy Co.	5,078
95	MDU Resources Group, Inc.	3,477
129	PG&E Corp.	5,056
71	Sempra Energy	3,242

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Multi-Utilities — Continued
290	TECO Energy, Inc.	4,330
96	WPS Resources Corp.	4,747
		43,861
	Multiline Retail — 0.9%
67	Dillards, Inc., Class A	2,131
234	Dollar Tree Stores, Inc. (a)	6,210
97	J.C. Penney Co., Inc.	6,578
33	Kohl’s Corp. (a)	1,953
		16,872
	Office Electronics — 0.2%
325	Xerox Corp. (a)	4,522
	Oil, Gas & Consumable Fuels — 4.1%
116	ConocoPhillips	7,574
96	Devon Energy Corp.	5,786
265	El Paso Corp.	3,971
135	Foundation Co. al Holdings, Inc.	6,358
137	Helix Energy Solutions Group, Inc. (a)	5,526
101	Kerr-McGee Corp.	7,013
86	Marathon Oil Corp.	7,172
116	Overseas Shipholding Group, Inc.	6,890
49	Penn Virginia Corp.	3,404
88	Plains Exploration & Production Co. (a)	3,587
94	Pogo Producing Co.	4,318
66	Range Resources Corp.	1,785
74	Swift Energy Co. (a)	3,157
31	Tesoro Corp.	2,292
80	W&T Offshore, Inc.	3,109
46	Western Gas Resources, Inc.	2,780
65	World Fuel Services Corp.	2,955
		77,677
	Paper & Forest Products — 0.3%
247	Louisiana-Pacific Corp.	5,401
	Personal Products — 0.2%
194	NBTY, Inc. (a)	4,649
	Pharmaceuticals — 2.6%
206	Alpharma, Inc., Class A	4,960
281	Biovail Corp. (Canada)	6,579
188	Endo Pharmaceuticals Holdings, Inc. (a)	6,208
345	King Pharmaceuticals, Inc. (a)	5,862
51	Kos Pharmaceuticals, Inc. (a)	1,923
169	Merck & Co., Inc.	6,168
193	Mylan Laboratories, Inc.	3,858
168	Pfizer, Inc.	3,932
101	Schering-Plough Corp.	1,921
228	Valeant Pharmaceuticals International	3,852
87	Wyeth	3,879
		49,142
	Real Estate Investment Trusts (REITs) — 0.6%
8	AvalonBay Communities, Inc. REIT	833
32	BRE Properties, Inc. REIT	1,767
26	Camden Property Trust REIT	1,890
57	Crescent Real Estate EQT Co.	1,054
44	Liberty Property Trust REIT	1,929
38	Mack-Cali Realty Corp. REIT	1,734
39	Mills Corp. (The) REIT	1,056
21	Simon Property Group, Inc. REIT	1,758
		12,021
	Road & Rail — 1.0%
66	Con-way, Inc.	3,847
46	CSX Corp.	3,242
78	Norfolk Southern Corp.	4,170
56	Swift Transportation Co., Inc. (a)	1,779
153	YRC Worldwide, Inc. (a)	6,455
		19,493
	Semiconductors & Semiconductor Equipment — 4.0%
596	Amkor Technology, Inc. (a)	5,637
2,200	Conexant Systems, Inc. (a)	5,500
72	Cymer, Inc. (a)	3,348
182	Fairchild Semiconductor International, Inc. (a)	3,304
229	Freescale Semiconductor, Inc., Class B (a)	6,746
48	Intersil Corp., Class A	1,123
142	Lam Research Corp. (a)	6,627
643	LSI Logic Corp. (a)	5,759
45	National Semiconductor Corp.	1,064
209	Novellus Systems, Inc. (a)	5,173
227	Omnivision Technologies, Inc. (a)	4,791
906	ON Semiconductor Corp. (a)	5,326
270	Silicon Image, Inc. (a)	2,907
710	Skyworks Solutions, Inc. (a)	3,909
371	Teradyne, Inc. (a)	5,165
151	Trident Microsystems, Inc. (a)	2,874
216	Zoran Corp. (a)	5,258
		74,511
	Software — 4.0%
281	BMC Software, Inc. (a)	6,724
255	CA, Inc.	5,246
351	Cadence Design Systems, Inc. (a)	6,019

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Software — Continued
270	Check Point Software Technologies (Israel) (a)	4,749
571	Compuware Corp. (a)	3,826
141	Hyperion Solutions Corp. (a)	3,894
152	Informatica Corp. (a)	1,996
256	Internet Security Systems (a)	4,828
236	McAfee, Inc. (a)	5,717
186	Mercury Interactive Corp. (a)	6,492
285	Parametric Technology Corp. (a)	3,617
290	Quest Software, Inc. (a)	4,074
186	Red Hat, Inc. (a)	4,351
97	Salesforce.com, Inc. (a)	2,573
268	Sybase, Inc. (a)	5,194
287	Synopsys, Inc. (a)	5,384
		74,684
	Specialty Retail — 5.3%
91	Abercrombie & Fitch Co.	5,017
81	Aeropostale, Inc. (a)	2,353
259	American Eagle Outfitters, Inc.	8,808
134	AnnTaylor Stores Corp. (a)	5,834
300	Autonation, Inc. (a)	6,439
136	Barnes & Noble, Inc.	4,953
289	Charming Shoppes, Inc. (a)	3,244
101	Claire’s Stores, Inc.	2,570
211	Dress Barn, Inc. (a)	5,351
186	Gap, Inc. (The)	3,229
109	Genesco, Inc. (a)	3,709
97	Group 1 Automotive, Inc.	5,489
78	Lowe’s Cos., Inc.	4,713
163	Men’s Wearhouse, Inc.	4,931
143	Pacific Sunwear of California, Inc. (a)	2,567
84	Pantry, Inc. (The) (a)	4,856
285	Payless Shoesource, Inc. (a)	7,755
193	Rent-A-Center, Inc. (a)	4,806
125	Select Comfort Corp. (a)	2,870
94	Sherwin-Williams Co. (The)	4,479
78	Talbots, Inc.	1,432
188	United Auto Group, Inc.	4,022
		99,427
	Textiles, Apparel & Luxury Goods — 0.6%
35	Columbia Sportswear Co. (a)	1,599
17	Nike, Inc., Class B	1,351
150	Phillips-Van Heusen	5,716
148	Wolverine World Wide, Inc.	3,460
		12,126
	Thrifts & Mortgage Finance — 1.9%
151	Accredited Home Lenders Holding Co. (a)	7,206
135	Corus Bankshares, Inc.	3,523
115	Countrywide Financial Corp.	4,366
90	Fannie Mae	4,322
96	FirstFed Financial Corp. (a)	5,541
140	IndyMac Bancorp, Inc.	6,415
66	Radian Group, Inc.	4,093
		35,466
	Tobacco — 0.8%
143	Loews Corp. — Carolina Group	7,347
70	Reynolds American, Inc.	8,124
		15,471
	Trading Companies & Distributors — 0.4%
65	United Rentals, Inc. (a)	2,074
77	WESCO International, Inc. (a)	5,290
		7,364
	Wireless Telecommunication Services — 0.3%
687	Dobson Communications Corp. (a)	5,310
	Total Common Stocks (Cost $1,537,418)	1,664,636
Short-Term Investment — 8.5%
	Investment Company — 8.5%
160,305	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $160,305)	160,305
	Total Investments — 97.2% (Cost $1,697,723)	1,824,941
	Other Assets in Excess of Liabilities — 2.8%	51,880
	NET ASSETS — 100.0%	$1,876,821

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — 86.5%
	Common Stocks — 86.5%
	Aerospace & Defense — 1.1%
86	Curtiss-Wright Corp.	2,666
58	Esterline Technologies Corp. (a)	2,395
325	Hexcel Corp. (a)	5,102
90	Precision Castparts Corp.	5,402
87	Rockwell Collins, Inc.	4,833
		20,398
	Air Freight & Logistics — 0.3%
73	Forward Air Corp.	2,960
37	United Parcel Service, Inc., Class B	3,056
		6,016
	Airlines — 0.3%
534	JetBlue Airways Corp. (a)	6,479
	Auto Components — 1.1%
235	American Axle & Manufacturing Holdings, Inc.	4,013
250	Cooper Tire & Rubber Co.	2,783
308	Gentex Corp.	4,306
73	Johnson Controls, Inc.	6,017
146	Tenneco, Inc. (a)	3,796
		20,915
	Biotechnology — 0.8%
58	Amylin Pharmaceuticals, Inc. (a)	2,874
103	Cubist Pharmaceuticals, Inc. (a)	2,599
214	MedImmune, Inc. (a)	5,794
90	Vertex Pharmaceuticals, Inc. (a)	3,317
		14,584
	Capital Markets — 2.7%
18	Affiliated Managers Group, Inc. (a)	1,573
259	Charles Schwab Corp. (The)	4,140
223	Eaton Vance Corp.	5,568
193	Federated Investors, Inc., Class B	6,076
57	GFI Group, Inc. (a)	3,101
112	Investors Financial Services Corp.	5,022
318	Janus Capital Group, Inc.	5,690
62	Legg Mason, Inc.	6,153
119	T. Rowe Price Group, Inc.	4,497
289	TD Ameritrade Holding Corp.	4,285
216	Waddell & Reed Financial, Inc.	4,440
		50,545
	Chemicals — 2.6%
91	Air Products & Chemicals, Inc.	5,802
88	Ashland, Inc.	5,854
676	Chemtura Corp.	6,318
166	Ecolab, Inc.	6,718
137	El Du Pont de Nemours & Co.	5,706
35	Minerals Technologies, Inc.	1,823
65	Monsanto Co.	5,455
354	Mosiac Co. (The) (a)	5,541
110	Scotts Miracle-Gro Co. (The), Class A	4,668
		47,885
	Commercial Banks — 2.9%
127	Associated Banc-Corp.	3,995
72	City National Corp.	4,699
187	Commerce Bancorp, Inc.	6,654
127	East-West Bancorp, Inc.	4,821
159	Fifth Third Bancorp	5,889
99	Mercantile Bankshares Corp.	3,521
114	SVB Financial Group (a)	5,198
199	Synovus Financial Corp.	5,321
210	TD Banknorth, Inc.	6,172
204	UCBH Holdings, Inc.	3,380
32	UnionBanCal Corp.	2,078
29	Zions Bancorp	2,247
		53,975
	Commercial Services & Supplies — 2.7%
418	Allied Waste Industries, Inc. (a)	4,744
63	Brady Corp., Class A	2,327
143	ChoicePoint, Inc. (a)	5,980
112	Cintas Corp.	4,449
84	Copart, Inc. (a)	2,060
259	Covanta Holding Corp. (a)	4,575
115	Herman Miller, Inc.	2,971
26	HNI Corp.	1,194
68	Mine Safety Appliances Co.	2,722
147	Navigant Consulting, Inc. (a)	3,332
134	Republic Services, Inc.	5,417
103	Stericycle, Inc. (a)	6,675
131	Waste Connections, Inc. (a)	4,778
		51,224
	Communications Equipment — 2.3%
1,470	3Com Corp. (a)	7,524
1,475	Ciena Corp. (a)	7,096
271	Dycom Industries, Inc. (a)	5,779
796	JDS Uniphase Corp. (a)	2,014
2,845	Nortel Networks Corp. (Canada) (a)	6,373

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Communications Equipment — Continued
666	Powerwave Technologies, Inc. (a)	6,070
139	QUALCOMM, Inc.	5,576
119	Redback Networks, Inc. (a)	2,188
		42,620
	Computers & Peripherals — 2.2%
55	Apple Computer, Inc. (a)	3,123
116	Avid Technology, Inc. (a)	3,874
152	Diebold, Inc.	6,188
221	Intermec, Inc. (a)	5,069
162	Network Appliance, Inc. (a)	5,730
162	Rackable Systems, Inc. (a)	6,412
80	SanDisk Corp. (a)	4,082
1,440	Sun Microsystems, Inc. (a)	5,976
		40,454
	Construction & Engineering — 0.3%
148	Shaw Group, Inc. (The) (a)	4,106
52	URS Corp. (a)	2,198
		6,304
	Consumer Finance — 0.6%
118	American Express Co.	6,285
83	SLM Corp.	4,417
		10,702
	Containers & Packaging — 0.6%
241	Packaging Corp. of America	5,297
558	Smurfit-Stone Container Corp. (a)	6,109
		11,406
	Diversified Consumer Services — 1.3%
260	DeVry, Inc. (a)	5,719
257	H&R Block, Inc.	6,128
48	ITT Educational Services, Inc. (a)	3,170
51	Laureate Education, Inc. (a)	2,167
47	Strayer Education, Inc.	4,552
50	Weight Watchers International, Inc.	2,055
		23,791
	Diversified Financial Services — 1.3%
16	Chicago Mercantile Exchange Holdings, Inc.	8,041
164	International Securities Exchange	6,250
46	Moody’s Corp.	2,482
226	Nasdaq Stock Market, Inc. (The) (a)	6,765
		23,538
	Electric Utilities — 2.5%
195	Allegheny Energy, Inc. (a)	7,237
196	DPL, Inc.	5,266
180	Duquesne Light Holdings, Inc.	2,954
34	Entergy Corp.	2,377
54	Exelon Corp.	3,080
166	Hawaiian Electric Industries, Inc.	4,624
106	Idacorp, Inc.	3,642
224	Northeast Utilities	4,622
364	Reliant Energy, Inc. (a)	4,359
298	Sierra Pacific Resources (a)	4,176
173	Southern Co. (The)	5,530
		47,867
	Electrical Equipment — 1.4%
327	American Power Conversion Corp.	6,370
130	Ametek, Inc.	6,157
172	Energy Conversion Devices, Inc. (a)	6,280
105	Evergreen Solar, Inc. (a)	1,368
90	Rockwell Automation, Inc.	6,482
		26,657
	Electronic Equipment & Instruments — 0.7%
241	Cogent, Inc. (a)	3,632
214	Flir Systems, Inc. (a)	4,722
488	Symbol Technologies, Inc.	5,268
		13,622
	Energy Equipment & Services — 2.8%
115	CARBO Ceramics, Inc.	5,673
129	Dresser-Rand Group, Inc. (a)	3,039
220	Global Industries Ltd (a)	3,673
51	Halliburton Co.	3,820
337	Hanover Compressor Co. (a)	6,331
48	Hydril (a)	3,777
84	National Oilwell Varco, Inc. (a)	5,304
153	Pride International, Inc. (a)	4,767
117	Smith International, Inc.	5,211
50	Transocean, Inc. (Cayman Islands) (a)	4,038
146	Weatherford International Ltd. (Bermuda) (a)	7,264
		52,897
	Food & Staples Retailing — 2.2%
211	CVS Corp.	6,491
172	Great Atlantic & Pacific Tea Co., Inc.	3,913
1,294	Rite Aid Corp. (a)	5,485
201	Sysco Corp.	6,134
137	United Natural Foods, Inc. (a)	4,518
39	Wal-Mart Stores, Inc.	1,886
114	Walgreen Co.	5,127
114	Whole Foods Market, Inc.	7,377
		40,931

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food Products — 2.0%
48	Corn Products International, Inc.	1,469
110	Flowers Foods, Inc.	3,156
110	Hershey Co. (The)	6,080
53	JM Smucker Co. (The)	2,372
41	Kellogg Co.	1,991
118	McCormick & Co., Inc.	3,951
78	Ralcorp Holdings, Inc. (a)	3,336
79	Smithfield Foods, Inc. (a)	2,278
408	Tyson Foods, Inc., Class A	6,061
135	Wm. Wrigley Jr. Co.	6,134
		36,828
	Gas Utilities — 0.6%
187	Equitable Resources, Inc.	6,262
108	Southern Union Co.	2,930
95	WGL Holdings, Inc.	2,752
		11,944
	Health Care Equipment & Supplies — 3.6%
143	Advanced Medical Optics, Inc. (a)	7,234
59	Alcon, Inc. (Switzerland)	5,819
49	American Medical Systems Holdings, Inc. (a)	814
50	Arthrocare Corp. (a)	2,118
174	Biomet, Inc.	5,438
75	Cytyc Corp. (a)	1,911
136	Hologic, Inc. (a)	6,702
127	Intermagnetics General Corp. (a)	3,427
91	Medtronic, Inc.	4,277
149	Mentor Corp.	6,498
77	PolyMedica Corp.	2,778
154	Resmed, Inc. (a)	7,223
39	Respironics, Inc. (a)	1,331
157	St. Jude Medical, Inc. (a)	5,101
106	Stryker Corp.	4,450
60	Varian Medical Systems, Inc. (a)	2,833
		67,954
	Health Care Providers & Services — 2.0%
126	DaVita, Inc. (a)	6,263
95	HealthExtras, Inc. (a)	2,883
88	Healthways, Inc. (a)	4,642
79	Medco Health Solutions, Inc. (a)	4,538
165	Patterson Cos., Inc. (a)	5,776
75	PSS World Medical, Inc. (a)	1,317
203	Psychiatric Solutions, Inc. (a)	5,825
822	Tenet Healthcare Corp. (a)	5,737
		36,981
	Health Care Technology — 0.2%
197	Eclipsys Corp. (a)	3,575
	Hotels, Restaurants & Leisure — 4.4%
166	Cheesecake Factory, Inc. (The) (a)	4,480
102	Gaylord Entertainment Co. (a)	4,443
73	Harrah’s Entertainment, Inc.	5,165
133	Hilton Hotels Corp.	3,763
92	Las Vegas Sands Corp. (a)	7,143
59	Life Time Fitness, Inc. (a)	2,731
166	OSI Restaurant Partners, Inc.	5,756
96	Panera Bread Co., Class A (a)	6,477
132	PF Chang’s China Bistro, Inc. (a)	5,034
190	Scientific Games Corp., Class A (a)	6,766
657	Six Flags, Inc. (a)	3,692
162	Sonic Corp. (a)	3,362
76	Station Casinos, Inc.	5,140
91	Wendy’s International, Inc.	5,311
202	WMS Industries, Inc. (a)	5,528
97	Wynn Resorts Ltd. (a)	7,109
		81,900
	Household Durables — 1.3%
75	Fortune Brands, Inc.	5,355
114	MDC Holdings, Inc.	5,938
30	Mohawk Industries, Inc. (a)	2,111
169	Standard-Pacific Corp.	4,339
76	Stanley Works (The)	3,593
184	Tupperware Brands Corp.	3,630
		24,966
	Household Products — 0.3%
111	Procter & Gamble Co.	6,154
	Independent Power Producers & Energy Traders — 0.1%
49	NRG Energy, Inc. (a)	2,367
	Insurance — 2.6%
116	Aflac, Inc.	5,384
42	American International Group, Inc.	2,481
153	Brown & Brown, Inc.	4,483
69	Everest Re Group Ltd. (Barbados)	5,978
204	Gallagher (Arthur J.) & Co.	5,168
77	Hilb, Rogal & Hobbs Co.	2,862
8	Markel Corp. (a)	2,742
224	Marsh & McLennan Cos., Inc.	6,014
117	National Financial Partners Corp.	5,201
199	Phoenix Cos., Inc. (The)	2,796
97	XL Capital Ltd., Class A (Cayman Islands)	5,954
		49,063

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Internet Software & Services — 1.3%
201	Akamai Technologies, Inc. (a)	7,275
522	CNET Networks, Inc. (a)	4,168
201	eBay, Inc. (a)	5,875
200	Yahoo!, Inc. (a)	6,593
		23,911
	IT Services — 2.4%
687	BearingPoint, Inc. (a)	5,747
31	CACI International, Inc., Class A (a)	1,800
49	Cognizant Technology Solutions Corp., Class A (a)	3,283
186	Electronic Data Systems Corp.	4,473
133	Euronet Worldwide, Inc. (a)	5,097
99	First Data Corp.	4,460
188	Gartner, Inc. (a)	2,669
126	Iron Mountain, Inc. (a)	4,695
155	SRA International, Inc., Class A (a)	4,118
129	Talx Corp.	2,830
187	VeriFone Holdings, Inc. (a)	5,709
		44,881
	Leisure Equipment & Products — 0.9%
183	Callaway Golf Co.	2,381
91	Marvel Entertainment, Inc. (a)	1,816
189	Oakley, Inc.	3,177
95	Polaris Industries, Inc.	4,124
128	Pool Corp.	5,577
		17,075
	Life Sciences Tools & Services — 2.0%
233	Affymetrix, Inc. (a)	5,960
112	Covance, Inc. (a)	6,851
103	Millipore Corp. (a)	6,460
336	Nektar Therapeutics (a)	6,169
56	Pharmaceutical Product Development, Inc.	1,982
180	Thermo Electron Corp. (a)	6,518
71	Ventana Medical Systems, Inc. (a)	3,337
		37,277
	Machinery — 2.0%
122	Actuant Corp., Class A	6,087
93	Clarcor, Inc.	2,760
40	Deere & Co.	3,329
145	Donaldson Co., Inc.	4,913
91	ESCO Technologies, Inc. (a)	4,849
123	Flowserve Corp. (a)	6,973
218	Pall Corp.	6,093
86	Pentair, Inc.	2,923
		37,927
	Marine — 0.2%
84	Alexander & Baldwin, Inc.	3,718
	Media — 2.6%
92	Arbitron, Inc.	3,509
372	DIRECTV Group, Inc. (The) (a)	6,133
233	Discovery Holding Co., Class A (a)	3,406
85	Dow Jones & Co., Inc.	2,965
468	Interpublic Group of Cos., Inc. (a)	3,906
128	Lamar Advertising Co., Class A (a)	6,895
151	New York Times Co., Class A	3,708
254	NTL, Inc.	6,322
208	Regal Entertainment Group, Class A	4,233
128	Time Warner, Inc.	2,210
78	Valassis Communications, Inc. (a)	1,829
225	XM Satellite Radio Holdings, Inc., Class A (a)	3,290
		48,406
	Metals & Mining — 0.8%
103	Alcoa, Inc.	3,318
27	Allegheny Technologies, Inc.	1,897
91	Newmont Mining Corp.	4,808
257	Worthington Industries, Inc.	5,383
		15,406
	Multi-Utilities — 1.0%
71	Ameren Corp.	3,597
187	Duke Energy Corp. (a)	5,502
127	PNM Resources, Inc.	3,174
95	Public Service Enterprise Group, Inc.	6,289
		18,562
	Multiline Retail — 0.3%
108	Federated Department Stores, Inc.	3,955
127	Tuesday Morning Corp.	1,665
		5,620
	Office Electronics — 0.2%
137	Zebra Technologies Corp., Class A (a)	4,667
	Oil, Gas & Consumable Fuels — 4.6%
291	Alpha Natural Resources, Inc. (a)	5,701
145	Arch Coal, Inc.	6,143
79	ATP Oil & Gas Corp. (a)	3,306
156	Berry Petroleum Co., Class A	5,177
148	Cheniere Energy, Inc. (a)	5,783
128	Cimarex Energy Co.	5,512
119	Consol Energy, Inc.	5,560
75	Delta Petroleum Corp. (a)	1,283
329	Energy Partners Ltd. (a)	6,226

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
154	Forest Oil Corp. (a)	5,093
15	Marathon Oil Corp.	1,216
179	Massey Energy Co.	6,462
126	Murphy Oil Corp.	7,057
75	Pioneer Natural Resources Co.	3,461
195	Quicksilver Resources, Inc. (a)	7,194
152	Southwestern Energy Co. (a)	4,740
289	Williams Cos., Inc.	6,748
		86,662
	Paper & Forest Products — 0.2%
202	Bowater, Inc.	4,590
	Personal Products — 0.5%
65	Alberto-Culver Co.	3,191
201	Avon Products, Inc.	6,219
		9,410
	Pharmaceuticals — 1.0%
79	Adams Respiratory Therapeutics, Inc. (a)	3,538
59	Allergan, Inc.	6,306
204	Medicines Co. (a)	3,983
90	Sepracor, Inc. (a)	5,119
		18,946
	Real Estate Investment Trusts (REITs) — 0.7%
47	Apartment Investment & Management Co. REIT	2,036
33	Federal Realty Investment Trust REIT	2,287
15	General Growth Properties, Inc. REIT	665
34	Heritage Property Investment Trust REIT	1,196
31	Kilroy Realty Corp. REIT	2,242
19	Post Properties, Inc. REIT	881
77	Potlatch Corp. REIT	2,904
43	Reckson Associates Realty Corp., REIT	1,772
		13,983
	Road & Rail — 0.9%
178	Kansas City Southern Industries, Inc. (a)	4,939
189	Knight Transportation, Inc.	3,827
88	Landstar System, Inc.	4,158
213	Werner Enterprises, Inc.	4,322
		17,246
	Semiconductors & Semiconductor Equipment — 4.6%
280	Altera Corp. (a)	4,908
423	ATI Technologies, Inc. (Canada) (a)	6,171
148	ATMI, Inc. (a)	3,633
132	Cree, Inc. (a)	3,127
435	Cypress Semiconductor Corp. (a)	6,330
214	Entegris, Inc. (a)	2,043
132	Formfactor, Inc. (a)	5,906
449	Integrated Device Technology, Inc. (a)	6,365
150	International Rectifier Corp. (a)	5,859
57	KLA-Tencor Corp.	2,384
178	Linear Technology Corp.	5,948
97	Marvell Technology Group Ltd. (Bermuda) (a)	4,309
126	MEMC Electronic Materials, Inc. (a)	4,722
164	Micrel, Inc. (a)	1,643
189	Microchip Technology, Inc.	6,354
239	Microsemi Corp. (a)	5,837
679	PMC-Sierra, Inc. (a)	6,378
152	Tessera Technologies, Inc. (a)	4,168
		86,085
	Software — 3.3%
527	Activision, Inc. (a)	5,992
212	Adobe Systems, Inc. (a)	6,430
77	Ansys, Inc. (a)	3,696
174	Autodesk, Inc. (a)	5,991
152	Cognos, Inc. (Canada) (a)	4,317
127	Electronic Arts, Inc. (a)	5,481
45	Factset Research Systems, Inc.	2,118
190	Jack Henry & Associates, Inc.	3,735
124	NAVTEQ Corp. (a)	5,552
600	Nuance Communications, Inc. (a)	6,039
421	Take-Two Interactive Software, Inc. (a)	4,483
287	THQ, Inc. (a)	6,191
243	Wind River Systems, Inc. (a)	2,166
		62,191
	Specialty Retail — 3.9%
94	Aaron Rents, Inc.	2,538
171	Bebe Stores, Inc.	2,637
99	Borders Group, Inc.	1,832
8	Cabela’s, Inc., Class A (a)	154
233	CarMax, Inc. (a)	8,245
202	Chico’s FAS, Inc. (a)	5,450
98	Children’s Place Retail Stores, Inc. (The) (a)	5,899
49	Dick’s Sporting Goods, Inc. (a)	1,922
152	GameStop Corp., Class A (a)	6,400
33	Guess?, Inc. (a)	1,388
101	Guitar Center, Inc. (a)	4,487
121	O’Reilly Automotive, Inc. (a)	3,781
232	Petco Animal Supplies, Inc. (a)	4,731

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Specialty Retail — Continued
655	Pier 1 Imports, Inc.	4,574
177	Tiffany & Co.	5,861
121	Tractor Supply Co. (a)	6,713
340	Urban Outfitters, Inc. (a)	5,952
		72,564
	Textiles, Apparel & Luxury Goods — 0.9%
204	Coach, Inc. (a)	6,095
164	Fossil, Inc. (a)	2,946
42	Polo Ralph Lauren Corp.	2,322
398	Quiksilver, Inc. (a)	4,853
		16,216
	Thrifts & Mortgage Finance — 0.9%
59	Astoria Financial Corp.	1,795
478	Hudson City Bancorp, Inc.	6,375
272	New York Community Bancorp, Inc.	4,498
84	Sovereign Bancorp, Inc.	1,713
42	Webster Financial Corp.	1,973
		16,354
	Trading Companies & Distributors — 0.5%
186	Fastenal Co.	7,507
35	Watsco, Inc.	2,074
		9,581
	Water Utilities — 0.2%
172	Aqua America, Inc.	3,927
	Wireless Telecommunication Services — 0.8%
205	American Tower Corp., Class A (a)	6,395
217	Sprint Nextel Corp.	4,337
92	Telephone & Data Systems, Inc.	3,799
		14,531
	Total Short Positions — 86.5% (Proceeds $1,583,495)	$1,624,278

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.5%
	Common Stocks — 93.7%
	Building Products — 2.3%
150	Griffon Corp. (a)	3,915
	Capital Markets — 2.9%
190	W.P. Carey & Co. LLC (i)	4,811
	Chemicals — 3.2%
80	Albemarle Corp.	3,830
20	Sigma-Aldrich Corp.	1,453
		5,283
	Commercial Banks — 8.2%
4	M&T Bank Corp.	472
150	North Fork Bancorp, Inc.	4,526
15	SunTrust Banks, Inc.	1,144
40	U.S. Bancorp	1,235
35	United Community Banks, Inc.	1,065
30	Wachovia Corp.	1,622
23	Wells Fargo & Co.	1,543
50	Wilmington Trust Corp.	2,109
		13,716
	Commercial Services & Supplies — 1.0%
42	Pitney Bowes, Inc.	1,735
	Construction Materials — 4.5%
50	Cemex S.A. de C.V. ADR (Mexico) (a)	2,848
60	Vulcan Materials Co.	4,680
		7,528
	Diversified Financial Services — 2.5%
25	Bank of America Corp.	1,203
70	Onex Corp. (Canada) (i)	1,401
80	Resource America, Inc., Class A	1,524
		4,128
	Diversified Telecommunication Services — 2.7%
90	Commonwealth Telephone Enterprises, Inc.	2,984
90	Consolidated Communications Holdings, Inc.	1,497
		4,481
	Food & Staples Retailing — 1.2%
50	CVS Corp.	1,535
50	Pathmark Stores, Inc. (a)	470
		2,005
	Gas Utilities — 1.2%
80	UGI Corp.	1,970
	Health Care Providers & Services — 1.3%
40	Coventry Health Care, Inc. (a)	2,198
	Hotels, Restaurants & Leisure — 4.0%
45	AFC Enterprises, Inc. (a)	574
115	Cedar Fair LP	3,052
55	McDonald’s Corp.	1,848
80	Steak N Shake Co. (The) (a)	1,211
		6,685
	Household Durables — 1.6%
105	Palm Harbor Homes, Inc. (a)	1,847
40	WCI Communities, Inc. (a)	806
		2,653
	Industrial Conglomerates — 4.1%
18	Carlisle Cos., Inc.	1,427
95	Walter Industries, Inc.	5,477
		6,904
	Insurance — 10.8%
75	Assurant, Inc.	3,630
—(h)	Berkshire Hathaway, Inc., Class A (a)	3,666
25	FPIC Insurance Group, Inc. (a)	969
65	IPC Holdings Ltd. (Bermuda)	1,603
60	Loews Corp.	2,127
125	ProAssurance Corp. (a)	6,023
		18,018
	Internet & Catalog Retail — 0.4%
40	Liberty Media Holding Corp. — Interactive, Class A (a)	690
	Media — 6.4%
115	Citadel Broadcasting Corp.	1,024
160	Clear Channel Communications, Inc.	4,952
8	Gannett Co., Inc.	447
30	McClatchy Co., Class A	1,204
4	Washington Post Co. (The), Class B	3,120
		10,747
	Multiline Retail — 0.9%
10	Sears Holdings Corp. (a)	1,548
	Oil, Gas & Consumable Fuels — 12.5%
85	Devon Energy Corp.	5,135
53	Kinder Morgan Management LLC (a)	2,261
40	Kinder Morgan, Inc.	3,996
140	Teekay Shipping Corp. (Bahamas)	5,857
160	Williams Cos., Inc.	3,738
		20,987

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 7.4%
130	Agree Realty Corp. REIT	4,416
90	National Health Investors, Inc. REIT	2,420
50	PS Business Parks, Inc., Class A, REIT	2,950
60	Rayonier, Inc., REIT	2,275
10	Washington Real Estate Investment Trust REIT	367
		12,428
	Real Estate Management & Development — 0.8%
10	Brookfield Asset Management, Inc. Class A (Canada)	406
30	Brookfield Properties Co.	965
		1,371
	Road & Rail — 1.3%
40	Florida East Coast Industries, Inc., Class A	2,093
	Semiconductors & Semiconductor Equipment — 0.2%
20	Intel Corp.	379
	Software — 0.8%
60	Microsoft Corp.	1,398
	Specialty Retail — 3.1%
55	Autonation, Inc. (a)	1,189
12	AutoZone, Inc. (a)	1,058
60	Limited Brands, Inc.	1,536
60	TJX Cos., Inc.	1,372
		5,155
	Textiles, Apparel & Luxury Goods — 2.6%
30	Columbia Sportswear Co. (a)	1,358
45	V.F. Corp.	3,056
		4,414
	Thrifts & Mortgage Finance — 3.7%
30	Freddie Mac	1,710
60	Golden West Financial Corp.	4,452
		6,162
	Trading Companies & Distributors — 0.8%
30	GATX Corp.	1,275
	Wireless Telecommunication Services — 1.3%
35	Alltel Corp.	2,234
	Total Common Stocks (Cost $148,794)	156,911
	Investment Company — 0.8%
70	Cohen & Steers Select Utility Fund, Inc. (Cost $1,438)	1,454
	Total Long-Term Investments (Cost $150,232)	158,365
Short-Term Investment — 4.1%
	Investment Company — 4.1%
6,857	JPMorgan Prime Money Market Fund (b)(m) (Cost $6,857)	6,857
	Total Investments — 98.6% (Cost $157,089)	165,222
	Other Assets in Excess of Liabilities — 1.4%	2,294
	NET ASSETS — 100.0%	$167,516

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   51

JPMorgan Mid Cap/Multi-Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (continued)

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc. or J.P. Morgan Investment Management Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(h)	— Amount rounds to less than one thousand.

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)	— All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(p)	— Securities are pledged with a broker as collateral for short sales.

ADR	— American Depositary Receipt

FRN	— Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006

(Amounts in thousands, except per share amounts)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$911,026	$1,459,139	$941,584	$76,780
Investments in affiliates, at value	18,738	18,575	20,445	1,111
Repurchase agreements, at value	51,836	176,500	52,358	6,001
Total investment securities, at value	981,600	1,654,214	1,014,387	83,892
Cash	45	81	29	2
Receivables:
Investment securities sold	5,104	8,839	2,010	—
Fund shares sold	3,064	2,587	918	80
Interest and dividends	233	448	1,375	23
Prepaid expenses and other assets	—	13	9	—
Total Assets	990,046	1,666,182	1,018,728	83,997

LIABILITIES:
Payables:
Dividends	—	—	1,626	—
Investment securities purchased	7,442	12,899	2,205	640
Collateral for securities lending program	139,085	204,004	77,943	10,226
Fund shares redeemed	1,465	12,893	6,915	214
Accrued liabilities:
Investment advisory fees	247	773	508	17
Administration fees	76	115	46	4
Shareholder servicing fees	169	167	124	3
Distribution fees	124	213	103	15
Custodian and accounting fees	18	32	18	6
Trustees’ and Officers’ fees	40	2	1	1
Transfer agent fees	204	746	362	19
Printing and mailing fees	107	110	79	17
Other	40	40	33	39
Total Liabilities	149,017	231,994	89,963	11,201
Net Assets	$841,029	$1,434,188	$928,765	$72,796

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
NET ASSETS:
Paid in capital	$675,932	$1,015,276	$644,794	$307,698
Accumulated undistributed (distributions in excess of) net investment income	22	(27)	(1,580)	(2)
Accumulated net realized gains (losses)	40,327	185,160	107,989	(243,290)
Net unrealized appreciation (depreciation)	124,748	233,779	177,562	8,390
Total Net Assets	$841,029	$1,434,188	$928,765	$72,796

Net Assets:
Class A	$470,613	$451,565	$225,776	$71,538
Class B	28,031	155,268	59,652	1,230
Class C	20,817	42,448	32,775	14
Select Class	321,568	769,574	602,775	14
Ultra Class	—	15,333	7,787	—
Total	$841,029	$1,434,188	$928,765	$72,796

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11,568	18,171	14,178	10,782
Class B	753	7,193	3,915	194
Class C	568	1,801	2,151	2
Select Class	7,470	29,817	38,028	2
Ultra Class	—	593	491	—

Net Asset Value:
Class A — Redemption price per share	$40.68	$24.85	$15.92	$6.63
Class B — Offering price per share (a)	37.22	21.59	15.24	6.33
Class C — Offering price per share (a)	36.63	23.57	15.24	6.34
Select Class — Offering and redemption price per share	43.05	25.81	15.85	6.64
Ultra — Offering and redemption price per share	—	25.85	15.85	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$42.93	$26.23	$16.80	$7.00

Cost of investments	$856,852	$1,420,435	$836,825	$75,502
Market value of securities on loan	138,399	202,798	76,640	10,180

(a)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$300,296	$7,729,971	$1,664,636	$158,365
Investments in affiliates, at value	5,422	74,969	160,305	6,857
Repurchase agreements, at value	9,227	17,502	—	—
Total investment securities, at value	314,945	7,822,442	1,824,941	165,222
Cash	16	381	3	490
Deposits with broker for securities sold short	—	—	1,652,814	—
Receivables:
Investment securities sold	1,628	34,685	—	—
Fund shares sold	140	12,301	20,214	2,056
Interest and dividends	241	8,883	7,542	351
Prepaid expenses and other assets	—	—	2	—
Total Assets	316,970	7,878,692	3,505,516	168,119

LIABILITIES:
Payables:
Dividends	512	—	—	—
Investment securities purchased	1,921	29,786	243	—
Securities sold short	—	—	1,624,278	—
Collateral for securities lending program	16,127	535,672	—	—
Fund shares redeemed	38	17,239	1,927	346
Accrued liabilities:
Investment advisory fees	158	3,132	1,633	36
Administration fees	21	488	120	10
Shareholder servicing fees	22	1,067	47	33
Distribution fees	—	1,227	177	64
Custodian and accounting fees	12	102	28	12
Trustees’ and Officers’ fees	4	17	4	—	(b)
Transfer agent fees	3	1,153	93	21
Printing and mailing costs	10	895	88	43
Other	38	401	57	38
Total Liabilities	18,866	591,179	1,628,695	603
Net Assets	$298,104	$7,287,513	$1,876,821	$167,516

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$231,319	$6,077,657	$1,789,289	$155,978
Accumulated undistributed (distributions in excess of) net investment income	23	45,563	24,258	430
Accumulated net realized gains (losses)	14,040	235,460	(23,161)	2,975
Net unrealized appreciation (depreciation)	52,722	928,833	86,435	8,133
Total Net Assets	$298,104	$7,287,513	$1,876,821	$167,516

Net Assets:
Class A	$—	$3,001,515	$190,855	$77,691
Class B	—	229,998	28,129	—
Class C	—	790,689	200,403	83,777
Select Class	298,104	1,255,960	1,457,434	5,275
Institutional Class	—	2,009,351	—	773
Total	$298,104	$7,287,513	$1,876,821	$167,516

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	—	121,390	17,390	4,524
Class B	—	9,500	2,605	—
Class C	—	32,594	18,558	4,900
Select Class	8,638	50,389	132,069	306
Institutional Class	—	80,047	—	45

Net Asset Value:
Class A — Redemption price per share	$—	$24.73	$10.98	$17.17
Class B — Offering price per share (a)	—	24.21	10.80	—
Class C — Offering price per share (a)	—	24.26	10.80	17.10
Select Class — Offering and redemption price per share	34.51	24.93	11.04	17.22
Institutional Class — Offering and redemption price per share	—	25.10	—	17.16

Class A maximum sales charge	—	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$—	$26.10	$11.59	$18.12

Cost of investments	$262,223	$6,893,609	$1,697,723	$157,089
Market value of securities on loan	16,231	530,170	—	—
Proceeds received from securities sold short	—	—	1,583,495	—

(a)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2006	Year Ended 6/30/2006	Period Ended 6/30/2006		Year Ended 12/31/2005
INVESTMENT INCOME:
Dividend income	$3,822	$3,549	$11,709	$21,216	$272		$260
Dividend income from affiliates (a)	480	451	865	1,127	35		20
Income from securities lending (net)	350	91	910	522	17		8
Foreign taxes withheld	(6)	(6)	(16)	(17)	—	(b)	(1)
Total investment income	4,646	4,085	13,468	22,848	324		287
EXPENSES:
Investment advisory fees	1,690	2,864	10,813	7,741	215		344
Administration fees	431	798	1,723	1,235	34		59
Distribution fees:
Class A	601	1,098	1,130	636	81		126
Class B	123	298	1,366	500	5		20
Class C	73	84	349	264	—	(b)	—
Shareholder servicing fees:
Class A	601	1,098	1,130	636	81		126
Class B	41	99	455	167	2		6
Class C	24	28	117	88	—	(b)	—
Select Class	390	565	2,415	2,057	—	(b)	—
Custodian and accounting fees	48	64	113	85	28		41
Interest expense	— (b)	—	10	18	—	(b)	1
Professional fees	47	52	65	52	43		43
Trustees’ and Officers’ fees	10	13	22	14	—	(b)	1
Printing and mailing costs	208	108	325	198	48		46
Registration and filing fees	18	58	73	61	41		18
Transfer agent fees	356	754	1,931	745	33		86
Other	5	26	49	36	22		25
Total expenses	4,666	8,007	22,086	14,533	633		942
Less amounts waived	(96)	—	(2,436)	(1,282)	(181)		(208)
Less earnings credits	(1)	(2)	(6)	(4)	—	(b)	— (b)
Less expense reimbursements	—	(1)	—	—	—		—
Less reimbursement for legal matters	—	—	(5)	(4)	—		—
Net expenses	4,569	8,004	19,639	13,243	452		734
Net investment income (loss)	77	(3,919)	(6,171)	9,605	(128)		(447)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	27,670	55,475	251,056	195,181	1,848		8,398
Change in net unrealized appreciation (depreciation) of investments	2,458	19,484	(49,784)	(95,936)	(187)		(2,867)
Net realized/unrealized gains (losses)	30,128	74,959	201,272	99,245	1,661		5,531
Change in net assets resulting from operations	$30,205	$71,040	$195,101	$108,850	$1,533		$5,084

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund			Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
	Period Ended 6/30/2006		Year Ended 12/31/2005	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2006	Period Ended 6/30/2006	Period Ended 12/31/2005 (d)
INVESTMENT INCOME:
Dividend income	$2,272		$2,758	$80,274	$97,448	$19,480	$1,441	$782
Dividend income from affiliates (a)	236		215	5,404	7,596	2,195	188	110
Interest income	—		—	—	—	61,247 (c)	—	—
Income from securities lending (net)	58		15	1,107	394	—	—	—
Foreign taxes withheld	(3)		(5)	(72)	(161)	(54)	(1)	—
Total investment income	2,563		2,983	86,713	105,277	82,868	1,628	892
EXPENSES:
Investment advisory fees	951		1,633	23,492	38,675	20,593	440	259
Administration fees	149		280	3,691	6,479	1,703	69	42
Distribution fees:
Class A	—		—	3,683	5,680	499	77	41
Class B	—		—	878	1,645	233	—	—
Class C	—		—	3,054	5,575	1,736	260	164
Shareholder servicing fees:
Class A	—		—	3,683	5,680	499	77	41
Class B	—		—	293	548	78	—	—
Class C	—		—	1,018	1,858	579	87	54
Select Class	366		628	1,568	2,533	2,963	5	4
Institutional Class	—		—	989	1,659	—	— (b)	— (b)
Custodian and accounting fees	32		50	240	319	117	12	51
Interest expense	—	(b)	6	—	—	1	—	—
Professional fees	43		40	84	161	75	35	59
Trustees’ and Officers’ fees	2		3	63	61	22	1	1
Printing and mailing costs	12		25	2,004	884	189	98	26
Registration and filing fees	7		17	392	878	71	43	80
Transfer agent fees	12		17	2,239	4,509	595	87	23
Dividend expense on securities sold short	—		—	—	—	18,056	—	—
Other	4		14	111	360	50	8	7
Total expenses	1,578		2,713	47,482	77,504	48,059	1,299	852
Less amounts waived	(261)		(444)	(6,195)	(9,500)	(6,279)	(280)	(140)
Less earnings credits	—	(b)	(2)	(5)	(16)	(3)	(6)	(14)
Less expense reimbursements	—		—	—	(18)	—	—	(97)
Less reimbursement for legal matters	—		—	—	—	(3)	—	—
Net expenses	1,317		2,267	41,282	67,970	41,774	1,013	601
Net investment income (loss)	1,246		716	45,431	37,307	41,094	615	291
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	10,389		25,609	200,042	196,320	156,700	3,239	663
Securities sold short	—		—	—	—	(157,171)	—	—
Net realized gain (loss)	10,389		25,609	200,042	196,320	(471)	3,239	663
Change in net unrealized appreciation (depreciation) of:
Investments	2,660		(2,188)	191,877	287,118	14,575	5,805	2,328
Securities sold short	—		—	—	—	32,737	—	—
Change in net unrealized appreciation (depreciation)	2,660		(2,188)	191,877	287,118	47,312	5,805	2,328
Net realized/unrealized gains (losses)	13,049		23,421	391,919	483,438	46,841	9,044	2,991
Change in net assets resulting from operations	$14,295		$24,137	$437,350	$520,745	$87,935	$9,659	$3,282

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

(c)	Interest income earned on segregated cash for short positions.

(d)	Commencement of operations was March 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 6/30/2006	Year Ended 6/30/2005
CHANGE IN NET ASSETS FROM RESULTING OPERATIONS:
Net investment income (loss)	$77	$(3,919)	$(3,194)	$(6,171)	$(14,438)
Net realized gain (loss)	27,670	55,475	84,582	251,056	552,959
Change in net unrealized appreciation (depreciation)	2,458	19,484	(5,839)	(49,784)	(356,202)
Change in net assets resulting from operations	30,205	71,040	75,549	195,101	182,319

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net realized gains	—	(34,577)	(53,171)	(34,627)	—
Class B Shares
From net realized gains	—	(2,960)	(6,588)	(16,185)	—
Class C Shares
From net realized gains	—	(1,296)	(947)	(3,861)	—
Select Class Shares
From net realized gains	—	(18,489)	(1,142)	(74,921)	—
Ultra Class (b)
From net realized gains	—	—	—	(1,349)	—
Total distributions to shareholders	—	(57,322)	(61,848)	(130,943)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	25,344	229,735	47,795	(360,585)	(1,066,337)

NET ASSETS:
Change in net assets	55,549	243,453	61,496	(296,427)	(884,018)
Beginning of period	785,480	542,027	480,531	1,730,615	2,614,633
End of period	$841,029	$785,480	$542,027	$1,434,188	$1,730,615
Accumulated undistributed (distributions in excess of) net investment income	$22	$(42)	$(43)	$(27)	$(64)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM RESULTING OPERATIONS:
Net investment income (loss)	$9,605	$12,314	$(128)	$(447)	$(374)
Net realized gain (loss)	195,181	401,050	1,848	8,398	10,011
Change in net unrealized appreciation (depreciation)	(95,936)	(209,038)	(187)	(2,867)	(582)
Change in net assets resulting from operations	108,850	204,326	1,533	5,084	9,055

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	(1,911)	(1,803)	—	—	—
From net realized gains	(62,387)	(7,125)	—	—	—
Class B Shares
From net investment income	(222)	(220)	—	—	—
From net realized gains	(16,589)	(2,163)	—	—	—
Class C Shares
From net investment income	(119)	(96)	—	—	—
From net realized gains	(8,894)	(670)	—	—	—
Select Class Shares
From net investment income	(7,557)	(11,612)	—	—	—
From net investment income	(210,755)	(44,624)	—	—	—
Ultra Shares (c)
From net investment income	(127)	(71)	—	—	—
From net realized gains	(3,088)	—	—	—	—
Total distributions to shareholders	(311,649)	(68,384)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(178,002)	(692,095)	15,167	(6,370)	(12,240)

NET ASSETS:
Change in net assets	(380,801)	(556,153)	16,700	(1,286)	(3,185)
Beginning of period	1,309,566	1,865,719	56,096	57,382	60,567
End of period	$928,765	$1,309,566	$72,796	$56,096	$57,382
Accumulated undistributed (distributions in excess of) net investment income	$(1,580)	$(1,402)	$(2)	$(1)	$(1)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,246	$716	$643	$45,431	$37,307	$8,301
Net realized gain (loss)	10,389	25,609	28,575	200,042	196,320	68,273
Change in net unrealized appreciation (depreciation)	2,660	(2,188)	8,854	191,877	287,118	344,403
Change in net assets resulting from operations	14,295	24,137	38,072	437,350	520,745	420,977

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	—	—	(14,169)	(2,344)
From net realized gains	—	—	—	—	(72,188)	(16,897)
Class B Shares
From net investment income	—	—	—	—	—	—
From net realized gains	—	—	—	—	(6,168)	(2,288)
Class C Shares
From net investment income	—	—	—	—	(12)	—
From net realized gains	—	—	—	—	(21,631)	(6,079)
Select Class Shares
From net investment income	(1,227)	(705)	(627)	—	(8,387)	(1,398)
From net realized gains	—	(27,072)	(23,640)	—	(31,358)	(5,785)
Institutional Class Shares
From net investment income	—	—	—	—	(17,025)	(4,851)
From net realized gains	—	—	—	—	(48,603)	(15,152)
Total distributions to shareholders	(1,227)	(27,777)	(24,267)	—	(219,541)	(54,794)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	16,454	45,115	19,236	(166,640)	3,026,845	2,466,242

NET ASSETS:
Change in net assets	29,522	41,475	33,041	270,710	3,328,049	2,832,425
Beginning of period	268,582	227,107	194,066	7,016,803	3,688,754	856,329
End of period	$298,104	$268,582	$227,107	$7,287,513	$7,016,803	$3,688,754
Accumulated undistributed (distributions in excess of) net investment income	$23	$5	$(6)	$45,563	$(2)	$(10)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006	Period Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41,094	$6,955	$615	$291
Net realized gain (loss)	(471)	28,329	3,239	663
Change in net unrealized appreciation (depreciation)	47,312	18,760	5,805	2,328
Change in net assets resulting from operations	87,935	54,044	9,659	3,282

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	(3,219)	—	—	(169)
From net realized gains	(6,217)	(1,593)	—	(477)
Class B Shares
From net investment income	(263)	—	—	—
From net realized gains	(953)	(359)	—	—
Class C Shares
From net investment income	(2,001)	—	—	(93)
From net realized gains	(7,230)	(2,541)	—	(609)
Select Class Shares
From net investment income	(21,032)	—	—	(14)
From net realized gains	(33,786)	(9,752)	—	(35)
Institutional Class Shares
From net investment income	—	—	—	— (c)
From net realized gains	—	—	—	— (c)
Total distributions to shareholders	(74,701)	(14,245)	—	(1,397)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	399,079	464,800	53,692	102,280

NET ASSETS:
Change in net assets	412,313	504,599	63,351	104,165
Beginning of period	1,464,508	959,909	104,165	—
End of period	$1,876,821	$1,464,508	$167,516	$104,165
Accumulated undistributed (distributions in excess of) net investment income	$24,258	$8,989	$430	$23

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was March 1, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 6/30/2006	Year Ended 6/30/2005
CAPITAL TRANSACTIONS
Class A Shares
Proceeds from shares issued	$34,766	$67,593	$40,060	$134,263	$118,056
Dividends reinvested	—	32,128	49,434	30,576	—
Cost of shares redeemed	(40,887)	(89,342)	(73,060)	(165,572)	(268,610)
Change in net assets from Class A capital transactions	$(6,121)	$10,379	$16,434	$(733)	$(150,554)
Class B Shares
Proceeds from shares issued	$2,415	$5,581	$3,364	$7,622	$10,776
Dividends reinvested	—	2,560	5,878	15,509	—
Cost of shares redeemed	(10,024)	(25,134)	(20,517)	(68,714)	(70,871)
Change in net assets from Class B capital transactions	$(7,609)	$(16,993)	$(11,275)	$(45,583)	$(60,095)
Class C Shares
Proceeds from shares issued	$4,660	$10,804	$3,881	$5,446	$6,179
Dividends reinvested	—	754	426	3,001	—
Cost of shares redeemed	(1,548)	(1,654)	(1,053)	(13,973)	(30,423)
Change in net assets from Class C capital transactions	$3,112	$9,904	$3,254	$(5,526)	$(24,244)
Select Class Shares
Proceeds from shares issued	$57,099	$233,983	$39,557	$140,967	$137,170
Dividends reinvested	—	17,941	1,140	11,637	—
Cost of shares redeemed	(21,137)	(25,479)	(1,315)	(464,395)	(979,752)
Change in net assets from Select Class capital transactions	$35,962	$226,445	$39,382	$(311,791)	$(842,582)
Ultra Shares
Proceeds from shares issued	$—	$—	$—	$5,648	$11,138 (b)
Cost of shares redeemed	—	—	—	(2,600)	—
Change in net assets from Ultra capital transactions	$—	$—	$—	$3,048	$11,138

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$79,245	$86,921	$21,924	$9,235	$2,220
Dividends reinvested	59,398	8,613	—	—	—
Cost of shares redeemed	(110,791)	(110,693)	(6,594)	(13,879)	(13,954)
Change in net assets from Class A capital transactions	$27,852	$(15,159)	$15,330	$(4,644)	$(11,734)
Class B Shares
Proceeds from shares issued	$5,496	$12,671	$210	$448	$194
Dividends reinvested	15,789	2,261	—	—	—
Cost of shares redeemed	(19,081)	(22,295)	(403)	(2,174)	(700)
Change in net assets from Class B capital transactions	$2,204	$(7,363)	$(193)	$(1,726)	$(506)
Class C Shares
Proceeds from shares issued	$24,884	$11,791	$15 (e)	$—	$—
Dividends reinvested	7,097	616	—	—	—
Cost of shares redeemed	(22,769)	(7,895)	—	—	—
Change in net assets from Class C capital transactions	$9,212	$4,512	$15	$—	$—
Select Class Shares
Proceeds from shares issued	$212,740	$164,225	$15 (f)	$—	$—
Dividends reinvested	25,159	12,440	—	—	—
Cost of shares redeemed	(452,569)	(862,583)	—	—	—
Change in net assets from Select Class capital transactions	$(214,670)	$(685,918)	$15	$—	$—
Ultra Shares
Proceeds from shares issued	$— (c)	$11,833 (d)	$—	$—	$—
Cost of shares redeemed	(2,600)	—	—	—	—
Change in net assets from Ultra capital transactions	$(2,600)	$11,833	$—	$—	$—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Amount rounds to less than $1,000.

(d)	Commencement of offering of Ultra Shares on February 22, 2005.

(e)	Commencement of offering of Class C Shares on May 1, 2006.

(f)	Commencement of offering of Select Class Shares on May 1, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$—	$—	$—	$487,264	$1,806,575	$1,033,844
Dividends reinvested	—	—	—	—	75,171	16,217
Cost of shares redeemed	—	—	—	(483,692)	(504,110)	(122,265)
Change in net assets from Class A capital transactions	$—	$—	$—	$3,572	$1,377,636	$927,796
Class B Shares
Proceeds from shares issued	$—	$—	$—	$4,697	$68,631	$93,272
Dividends reinvested	—	—	—	—	4,936	1,863
Cost of shares redeemed	—	—	—	(21,720)	(25,007)	(9,647)
Change in net assets from Class B capital transactions	$—	$—	$—	$(17,023)	$48,560	$85,488
Class C Shares
Proceeds from shares issued	$—	$—	$—	$22,162	$344,689	$348,253
Dividends reinvested	—	—	—	—	14,623	4,102
Cost of shares redeemed	—	—	—	(101,678)	(59,221)	(16,865)
Change in net assets from Class C capital transactions	$—	$—	$—	$(79,516)	$300,091	$335,490
Select Class Shares
Proceeds from shares issued	$58,534	$111,814	$57,714	$109,574	$868,591	$405,562
Dividends reinvested	238	13,373	17,555	—	22,433	4,698
Cost of shares redeemed	(42,318)	(80,072)	(56,033)	(153,707)	(211,875)	(43,384)
Change in net assets from Select Class capital transactions	$16,454	$45,115	$19,236	$(44,133)	$679,149	$366,876
Institutional Class Shares
Proceeds from shares issued	$—	$—	$—	$236,657	$988,690	$848,157
Dividends reinvested	—	—	—	—	49,428	14,335
Cost of shares redeemed	—	—	—	(266,197)	(416,709)	(111,900)
Change in net assets from Institutional Class capital transactions	$—	$—	$—	$(29,540)	$621,409	$750,592

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006	Period Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$95,185	$133,528	$35,749	$46,450
Dividends reinvested	4,054	680	—	490
Cost of shares redeemed	(106,033)	(55,761)	(7,672)	(2,464)
Redemption fees	1	—	—	—
Change in net assets from Class A capital transactions	$(6,793)	$78,447	$28,077	$44,476
Class B Shares
Proceeds from shares issued	$4,114	$6,924	$—	$—
Dividends reinvested	606	174	—	—
Cost of shares redeemed	(8,878)	(4,740)	—	—
Redemption fees	— (b)	—	—	—
Change in net assets from Class B capital transactions	$(4,158)	$2,358	$—	$—
Class C Shares
Proceeds from shares issued	$58,107	$96,999	$27,806	$56,580
Dividends reinvested	4,164	1,126	—	487
Cost of shares redeemed	(104,690)	(46,084)	(4,821)	(2,231)
Redemption fees	1	—	—	—
Change in net assets from Class C capital transactions	$(42,418)	$52,041	$22,985	$54,836
Select Class Shares
Proceeds from shares issued	$623,651	$416,379	$2,886	$3,524
Dividends reinvested	13,573	4,481	—	45
Cost of shares redeemed	(184,779)	(88,906)	(998)	(584)
Redemption fees	3	—	—	—
Change in net assets from Select Class capital transactions	$452,448	$331,954	$1,888	$2,985
Institutional Class Shares
Proceeds from shares issued	$—	$—	$757	$520
Dividends reinvested	—	—	—	1
Cost of shares redeemed	—	—	(15)	(538)
Change in net assets from Institutional Class capital transactions	$—	$—	$742	$(17)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was March 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 6/30/2006	Year Ended 6/30/2005
SHARE TRANSACTIONS:
Class A Shares
Issued	830	1,741	1,024	5,354	5,320
Reinvested	—	816	1,303	1,266	—
Redeemed	(984)	(2,292)	(1,870)	(6,634)	(12,058)
Change in Class A Shares	(154)	265	457	(14)	(6,738)
Class B Shares
Issued	63	154	91	348	544
Reinvested	—	71	167	737	—
Redeemed	(261)	(701)	(558)	(3,130)	(3,584)
Change in Class B Shares	(198)	(476)	(300)	(2,045)	(3,040)
Class C Shares
Issued	125	302	107	230	292
Reinvested	—	21	12	130	—
Redeemed	(42)	(46)	(29)	(587)	(1,457)
Change in Class C Shares	83	277	90	(227)	(1,165)
Select Class Shares
Issued	1,291	5,804	969	5,510	6,105
Reinvested	—	432	29	465	—
Redeemed	(483)	(627)	(33)	(18,136)	(42,536)
Change in Select Class Shares	808	5,609	965	(12,161)	(36,431)
Ultra Shares
Issued	—	—	—	224	470 (b)
Redeemed	—	—	—	(101)	—
Change in Ultra Shares	—	—	—	123	470

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares
Issued	4,316	4,862	3,121	1,479	433
Reinvested	3,854	477	—	—	—
Redeemed	(6,472)	(6,156)	(962)	(2,348)	(2,687)
Change in Class A Shares	1,698	(817)	2,159	(869)	(2,254)
Class B Shares
Issued	312	729	33	80	39
Reinvested	1,072	129	—	—	—
Redeemed	(1,166)	(1,291)	(62)	(374)	(140)
Change in Class B Shares	218	(433)	(29)	(294)	(101)
Class C Shares
Issued	1,338	665	2 (e)	—	—
Reinvested	482	35	—	—	—
Redeemed	(1,275)	(463)	—	—	—
Change in Class C Shares	545	237	2	—	—
Select Class Shares
Issued	13,366	9,353	2 (f)	—	—
Reinvested	1,639	697	—	—	—
Redeemed	(27,301)	(48,620)	—	—	—
Change in Select Class Shares	(12,296)	(38,570)	2	—	—
Ultra Shares
Issued	— (c)	655 (d)	—	—	—
Redeemed	(164)	—	—	—	—
Change in Ultra Shares	(164)	655	—	—	—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Amount rounds to less than one thousand.

(d)	Commencement of offering of Ultra Shares on February 22, 2005.

(e)	Commencement of offering of Class C Shares on May 1, 2006.

(f)	Commencement of offering of Select Class Shares on May 1, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares
Issued	—	—	—	20,046	79,449	51,027
Reinvested	—	—	—	—	3,191	746
Redeemed	—	—	—	(19,885)	(21,858)	(6,071)
Change in Class A Shares	—	—	—	161	60,782	45,702
Class B Shares
Issued	—	—	—	197	3,118	4,666
Reinvested	—	—	—	—	214	87
Redeemed	—	—	—	(909)	(1,112)	(488)
Change in Class B Shares	—	—	—	(712)	2,220	4,265
Class C Shares
Issued	—	—	—	928	15,649	17,330
Reinvested	—	—	—	—	632	192
Redeemed	—	—	—	(4,243)	(2,624)	(851)
Change in Class C Shares	—	—	—	(3,315)	13,657	16,671
Select Class Shares
Issued	1,697	3,314	1,752	4,490	38,506	19,743
Reinvested	7	399	536	—	944	215
Redeemed	(1,237)	(2,361)	(1,693)	(6,265)	(9,156)	(2,172)
Change in Select Class Shares	467	1,352	595	(1,775)	30,294	17,786
Institutional Class Shares
Issued	—	—	—	9,612	42,976	41,530
Reinvested	—	—	—	—	2,069	652
Redeemed	—	—	—	(10,793)	(18,290)	(5,510)
Change in Institutional Class Shares	—	—	—	(1,181)	26,755	36,672

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Year Ended 6/30/2006	Year Ended 6/30/2005	Period Ended 6/30/2006	Period Ended 12/31/2005
SHARE TRANSACTIONS:
Class A Shares
Issued	8,786	12,433	2,139	2,969
Reinvested	382	64	—	31
Redeemed	(9,872)	(5,218)	(459)	(156)
Change in Select Class Shares	(704)	7,279	1,680	2,844
Class B Shares
Issued	386	654	—	—
Reinvested	58	17	—	—
Redeemed	(838)	(448)	—	—
Change in Select Class Shares	(394)	223	—	—
Class C Shares
Issued	5,454	9,159	1,663	3,635
Reinvested	399	108	—	31
Redeemed	(9,891)	(4,353)	(288)	(141)
Change in Select Class Shares	(4,038)	4,914	1,375	3,525
Select Class Shares
Issued	57,687	38,835	171	229
Reinvested	1,267	423	—	2
Redeemed	(17,086)	(8,253)	(60)	(36)
Change in Select Class Shares	41,868	31,005	111	195
Institutional Class Shares
Issued	—	—	45	34
Reinvested		—	—	— (c)
Redeemed	—	—	(1)	(33)
Change in Institutional Class Shares	—	—	44	1

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was March 1, 2005.

(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Period Ended June 30, 2006 (e)	$39.13	$(0.01	)(i)	$1.56	$1.55	$—	$—	$—
Year Ended December 31, 2005	38.51	(0.23	)(i)	3.95	3.72	—	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(i)	6.49	6.25	—	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(i)	10.61	10.27	—	(1.40)	(1.40)
Year Ended December 31, 2002	40.10	(0.38	)(i)	(10.86)	(11.24)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	35.37	(0.03)		4.76	4.73	—	—	—
Year Ended October 31, 2001	47.91	(0.19	)(i)	(6.87)	(7.06)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2006	23.99	(0.10)		2.97	2.87	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35	2.15	—	—	—
Year Ended June 30, 2004	18.15	(0.14)		3.83	3.69	—	—	—
Year Ended June 30, 2003	18.24	(0.09)		—	(0.09)	—	—	—
Year Ended June 30, 2002	21.64	(0.14)		(3.19)	(3.33)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Year Ended June 30, 2006	19.15	0.12		1.49	1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29	2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87	3.93	(0.06)	—	(0.06)
Year Ended June 30, 2003	15.39	0.05		(1.14)	(1.09)	(0.05)	(0.71)	(0.76)
Year Ended June 30, 2002	16.80	0.05		(0.05)	—	(0.05)	(1.36)	(1.41)

Growth Advantage Fund (g)
Period Ended June 30, 2006 (e)	6.35	(0.01	)(i)	0.29	0.28	—	—	—
Year Ended December 31, 2005	5.74	(0.05	)(i)	0.66	0.61	—	—	—
Year Ended December 31, 2004	4.91	(0.03	)(i)	0.86	0.83	—	—	—
Year Ended December 31, 2003	3.57	(0.04	)(i)	1.38	1.34	—	—	—
Year Ended December 31, 2002	5.06	(0.05	)(i)	(1.44)	(1.49)	—	—	—
October 1, 2001 to December 31, 2001 (h)	4.27	(0.01)		0.80	0.79	—	—	—
Year Ended September 30, 2001	12.51	(0.02	)(i)	(8.06)	(8.08)	—	(0.16)	(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(h)	The Fund changed its fiscal year end from September 30 to December 31.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$40.68	3.96%	$470,613	1.14%	(0.03)%	1.17%	63%
39.13	9.77	458,716	1.17	(0.60)	1.17	119
38.51	16.90	441,000	1.35	(0.61)	1.37	122
37.47	36.10	412,000	1.35	(1.05)	1.46	68
28.60	(28.04)	330,000	1.35	(1.13)	1.38	93
40.10	13.37	495,000	1.35	(0.40)	1.35	2
35.37	(15.86)	426,000	1.35	(0.47)	1.37	43

24.85	12.20	451,565	1.24	(0.42)	1.41	112
23.99	9.84	436,185	1.24	(0.76)	1.37	119
21.84	20.33	544,217	1.22	(0.69)	1.33	48
18.15	(0.49)	409,354	1.24	(0.65)	1.41	71
18.24	(15.41)	336,995	1.24	(0.82)	1.42	83

15.92	9.45	225,776	1.24	0.70	1.36	52
19.15	14.17	238,939	1.22	0.78	1.33	67
17.41	29.06	231,511	1.19	0.40	1.31	24
13.54	(6.68)	175,561	1.24	0.39	1.35	99
15.39	—	178,569	1.22	0.32	1.33	101

6.63	4.41	71,538	1.35	(0.37)	1.90	81
6.35	10.63	54,737	1.35	(0.81)	1.75	140
5.74	16.90	54,000	1.35	(0.61)	1.79	118
4.91	37.53	58,000	1.35	(1.05)	1.77	69
3.57	(29.45)	53,000	1.35	(1.15)	1.62	39
5.06	18.50	101,000	1.35	(0.84)	1.35	135
4.27	(65.10)	94,000	1.30	(0.54)	1.30	159

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

							Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Period Ended June 30, 2006 (d)	$23.28	$0.14		$1.31	$—		$1.45	$—	$—	$—
Year Ended December 31, 2005	22.05	0.12	(g)	1.84	—		1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(g)	3.71	—		3.78	(0.04)	(0.31)	(0.35)
Year Ended December 31, 2003	14.44	0.09	(g)	4.25	—		4.34	(0.05)	(0.11)	(0.16)
Year Ended December 31, 2002	14.10	0.07	(g)	0.31	—		0.38	(0.03)	(0.01)	(0.04)
October 1, 2001 to December 31, 2001 (e)	13.43	0.02	(g)	1.48	—		1.50	(0.08)	(0.75)	(0.83)
April 30, 2001 (f) to September 30, 2001	14.24	0.04	(g)	(0.85)	—		(0.81)	—	—	—

Multi-Cap Market Neutral Fund
Year Ended June 30, 2006	10.93	0.26		0.28	—	(h)	0.54	(0.17)	(0.32)	(0.49)
Year Ended June 30, 2005	10.61	0.04		0.40	—		0.44	—	(0.12)	(0.12)
Year Ended June 30, 2004	10.05	(0.05)		0.64	—		0.59	—	(0.03)	(0.03)
May 23, 2003 (f) to June 30, 2003	10.00	—	(h)	0.05	—		0.05	—	—	—

Value Advantage Fund
Period Ended June 30, 2006 (d)	15.88	0.10	(g)	1.19	—		1.29	—	—	—
March 1, 2005 (f) to December 31, 2005	15.00	0.13	(g)	0.99	—		1.12	(0.06)	(0.18)	(0.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes dividend expenses for securities sold short. Dividend expense was 1.10%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of net expenses excluding dividend expense for securities sold short to average net assets was 1.50%, 1.50%, 1.50% and 1.50% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of expenses without waivers, reimbursements and earnings credits excluding dividend expense for securities sold short to average net assets was 1.92%, 1.86%, 1.85% and 2.07% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$24.73	6.23%	$3,001,515	1.25%		1.15%	1.39%		20%
23.28	8.87	2,822,767	1.25		0.54	1.39		45
22.05	20.32	1,333,000	1.25		0.34	1.60		41
18.62	30.07	275,000	1.25		0.51	1.65		32
14.44	2.68	26,000	1.25		0.50	1.70		51
14.10	11.20	5,000	1.25		0.47	3.72	(j)	15
13.43	(5.69)	2,000	1.30		0.71	15.30	(j)	98

10.98	5.14	190,855	2.60	(i)	2.38	3.02	(i)	121
10.93	4.23	197,816	2.39	(i)	0.58	2.75	(i)	198
10.61	5.83	114,731	2.38	(i)	(0.88)	2.73	(i)	257
10.05	0.50	25,478	2.48	(i)	(0.42)	3.05	(i)	—

17.17	8.12	77,691	1.25		1.16	1.67		55
15.88	7.46	45,163	1.25		1.02	1.82		90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Period Ended June 30, 2006 (e)	$35.89	$(0.09	)(i)	$1.42	$1.33	$—	$—	$—
Year Ended December 31, 2005	35.73	(0.40	)(i)	3.66	3.26	—	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(i)	6.07	5.67	—	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(i)	10.02	9.54	—	(1.40)	(1.40)
Year Ended December 31, 2002	38.24	(0.65	)(i)	(10.20)	(10.85)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	33.75	(0.06)		4.55	4.49	—	—	—
Year Ended October 31, 2001	46.20	(0.38	)(i)	(6.59)	(6.97)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2006	21.21	(0.70)		3.09	2.39	—	(2.01)	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44	1.77	—	—	—
Year Ended June 30, 2004	16.29	(0.28)		3.43	3.15	—	—	—
Year Ended June 30, 2003	16.48	(0.22)		0.03	(0.19)	—	—	—
Year Ended June 30, 2002	19.71	(0.29)		(2.87)	(3.16)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Year Ended June 30, 2006	18.54	0.03		1.43	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24	2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.05)		(1.12)	(1.17)	—	(0.71)	(0.71)
Year Ended June 30, 2002	16.57	(0.06)		(0.06)	(0.12)	—	(1.36)	(1.36)

Growth Advantage Fund (g)
Period Ended June 30, 2006 (e)	6.08	(0.03	)(i)	0.28	0.25	—	—	—
Year Ended December 31, 2005	5.54	(0.09)		0.63	0.54	—	—	—
Year Ended December 31, 2004	4.77	(0.07	)(i)	0.84	0.77	—	—	—
Year Ended December 31, 2003	3.49	(0.07	)(i)	1.35	1.28	—	—	—
Year Ended December 31, 2002	4.99	(0.08	)(i)	(1.42)	(1.50)	—	—	—
October 1, 2001 to December 31, 2001 (h)	4.22	(0.02)		0.79	0.77	—	—	—
Year Ended September 30, 2001	12.43	(0.07	)(i)	(7.98)	(8.05)	—	(0.16)	(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(h)	The Fund changed its fiscal year end from September 30 to December 31.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$37.22	3.71%	$28,031	1.64%	(0.50)%	1.66%	63%
35.89	9.23	34,126	1.67	(1.11)	1.67	119
35.73	16.31	51,000	1.85	(1.10)	1.88	122
35.27	35.37	61,000	1.85	(1.55)	1.96	68
27.13	(28.39)	59,000	1.85	(1.64)	1.89	93
38.24	13.30	170,000	1.85	(0.93)	1.85	2
33.75	(16.30)	164,000	1.85	(0.97)	1.87	43

21.59	11.51	155,268	1.89	(1.07)	1.91	112
21.21	9.10	195,917	1.96	(1.48)	1.98	119
19.44	19.34	238,738	1.97	(1.44)	1.98	48
16.29	(1.15)	226,174	1.99	(1.40)	2.06	71
16.48	(16.06)	268,231	1.99	(1.57)	2.07	83

15.24	8.89	59,652	1.84	0.09	1.86	52
18.54	13.40	68,550	1.90	(0.03)	1.93	67
16.92	28.08	69,874	1.94	(0.35)	1.96	24
13.21	(7.45)	57,501	1.99	(0.36)	2.00	99
15.09	(0.77)	73,191	1.97	(0.43)	1.98	101

6.33	4.11	1,230	2.05	(1.02)	2.40	81
6.08	9.75	1,359	2.05	(1.51)	2.24	140
5.54	16.14	3,000	2.05	(1.31)	2.29	118
4.77	36.68	3,000	2.05	(1.75)	2.33	69
3.49	(30.06)	3,000	2.05	(1.85)	2.32	39
4.99	18.25	5,000	2.05	(1.53)	2.05	135
4.22	(65.30)	6,000	2.00	(1.22)	2.00	159

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

							Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Period Ended June 30, 2006 (d)	$22.86	$0.08		$1.27	$—		$1.35	$—	$—	$—
Year Ended December 31, 2005	21.66	—	(g)(h)	1.81	—		1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06	)(g)	3.66	—		3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.32	(0.03	)(g)	4.19	—		4.16	—	(0.11)	(0.11)
Year Ended December 31, 2002	14.06	(0.04	)(g)	0.31	—		0.27	—	(0.01)	(0.01)
October 1, 2001 to December 31, 2001 (e)	13.40	(0.01	)(g)	1.47	—		1.46	(0.05)	(0.75)	(0.80)
April 30, 2001 (f) to September 30, 2001	14.24	—	(g)	(0.84)	—		(0.84)	—	—	—

Multi-Cap Market Neutral Fund
Year Ended June 30, 2006	10.76	0.17		0.28	—	(h)	0.45	(0.09)	(0.32)	(0.41)
Year Ended June 30, 2005	10.53	(0.02)		0.37	—		0.35	—	(0.12)	(0.12)
Year Ended June 30, 2004	10.04	(0.12)		0.64	—		0.52	—	(0.03)	(0.03)
May 23, 2003 (f) to June 30, 2003	10.00	(0.01)		0.05	—		0.04	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes dividend expenses for securities sold short. Dividend expense was 1.10%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of net expenses excluding dividend expense for securities sold short to average net assets was 2.25%, 2.28%, 2.25% and 2.25% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of expenses without waivers, reimbursements and earnings credits excluding dividend expense for securities sold short to average net assets was 2.42%, 2.47%, 2.55% and 2.70% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$24.21	5.91%	$229,998	1.75%		0.64%	1.89%		20%
22.86	8.36	233,396	1.77		(0.01)	1.89		45
21.66	19.60	173,000	1.90		(0.32)	2.10		41
18.37	29.06	68,000	1.95		(0.21)	2.19		32
14.32	1.94	14,000	2.00		(0.27)	2.49		51
14.06	10.94	3,000	1.99		(0.27)	4.47	(j)	15
13.40	(5.90)	1,000	2.03		0.01	16.00	(j)	98

10.80	4.33	28,129	3.35	(i)	1.63	3.52	(i)	121
10.76	3.40	32,280	3.17	(i)	(0.28)	3.36	(i)	198
10.53	5.14	29,222	3.13	(i)	(1.65)	3.43	(i)	257
10.04	0.40	12,389	3.23	(i)	(1.15)	3.68	(i)	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Period Ended June 30, 2006 (e)	$35.32	$(0.10	)(i)	$1.41	$1.31	$—	—	$—
Year Ended December 31, 2005	35.20	(0.38	)(i)	3.60	3.22	—	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(i)	6.00	5.60	—	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(i)	9.85	9.38	—	(1.40)	(1.40)
Year Ended December 31, 2002	37.82	(0.53	)(i)	(10.20)	(10.73)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	33.38	(0.05)		4.49	4.44	—	—	—
Year Ended October 31, 2001	45.76	(0.37	)(i)	(6.53)	(6.90)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2006	22.98	(0.43)		3.03	2.60	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68	1.91	—	—	—
Year Ended June 30, 2004	17.65	(0.31)		3.73	3.42	—	—	—
Year Ended June 30, 2003	17.86	(0.22)		0.01	(0.21)	—	—	—
Year Ended June 30, 2002	21.36	(0.29)		(3.14)	(3.43)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Year Ended June 30, 2006	18.54	0.06		1.40	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20	2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.03)		(1.14)	(1.17)	—	(0.71)	(0.71)
Year Ended June 30, 2002	16.57	(0.03)		(0.09)	(0.12)	—	(1.36)	(1.36)

Growth Advantage Fund
May 1, 2006 (g) to June 30, 2006 (e)	6.80	(0.04	)(i)	(0.42)	(0.46)	—	—	—

Mid Cap Value Fund
Period Ended June 30, 2006 (e)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(i)(j)	1.81	1.81	— (j)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06	)(i)	3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.35	(0.03	)(i)	4.20	4.17	— (j)	(0.11)	(0.11)
Year Ended December 31, 2002	14.09	(0.04	)(i)	0.31	0.27	—	(0.01)	(0.01)
October 1, 2001 to December 31, 2001 (h)	13.41	(0.01	)(i)	1.48	1.47	(0.04)	(0.75)	(0.79)
April 30, 2001 (g) to September 30, 2001	14.24	—	(i)(j)	(0.83)	(0.83)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Commencement of offering of class of shares.

(h)	The Fund changed its fiscal year end from September 30 to December 31.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

(k)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$36.63	3.71%	$20,817	1.64%	(0.56)%	1.67%		63%
35.32	9.26	17,120	1.65	(1.07)	1.66		119
35.20	16.32	7,000	1.85	(1.09)	1.87		122
34.81	35.17	4,000	1.85	(1.55)	1.96		68
26.83	(28.39)	3,000	1.85	(1.63)	1.88		93
37.82	13.30	5,000	1.85	(0.91)	1.85		2
33.38	(16.30)	4,000	1.85	(0.97)	1.87		43

23.57	11.53	42,448	1.89	(1.07)	1.91		112
22.98	9.06	46,607	1.96	(1.48)	1.98		119
21.07	19.38	67,274	1.97	(1.44)	1.98		48
17.65	(1.18)	58,321	1.99	(1.40)	2.06		71
17.86	(16.08)	56,790	1.99	(1.57)	2.07		83

15.24	8.89	32,775	1.84	0.11	1.86		52
18.54	13.43	29,777	1.90	0.11	1.93		67
16.92	28.08	23,155	1.94	(0.35)	1.96		24
13.21	(7.38)	17,722	1.99	(0.35)	2.00		99
15.09	(0.77)	12,349	1.97	(0.43)	1.98		101

6.34	(6.76)	14	2.05	(1.32)	2.37		81

24.26	5.94	790,689	1.75	0.64	1.89		20
22.90	8.34	822,366	1.76	0.01	1.89		45
21.70	19.56	483,000	1.90	(0.31)	2.10		41
18.41	29.09	103,000	1.95	(0.19)	2.19		32
14.35	1.94	9,000	2.00	(0.28)	2.51		51
14.09	11.05	3,000	1.99	(0.30)	4.48	(k)	15
13.41	(5.83)	2,000	2.04	0.03	15.95	(k)	98

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

						Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions
Multi-Cap Market Neutral Fund
Year Ended June 30, 2006	10.77	0.17	0.27	—	(g)	0.44	(0.09)	(0.32)	(0.41)
Year Ended June 30, 2005	10.53	(0.01)	0.37	—		0.36	—	(0.12)	(0.12)
Year Ended June 30, 2004	10.04	(0.10)	0.62	—		0.52	—	(0.03)	(0.03)
May 23, 2003 (d) to June 30, 2003	10.00	(0.01)	0.05	—		0.04	—	—	—

Value Advantage Fund
Period Ended June 30, 2006 (e)	15.85	0.05 (f)	1.20	—		1.25	—	—	—
March 1, 2005 (d) to December 31, 2005	15.00	0.06 (f)	1.00	—		1.06	(0.03)	(0.18)	(0.21)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes dividend expenses for securities sold short. Dividend expense was 1.10%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of net expenses excluding dividend expense for securities sold short to average net assets was 2.25%, 2.26%, 2.25% and 2.25% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of expenses without waivers, reimbursements and earnings credits excluding dividend expense for securities sold short to average net assets was 2.42%, 2.46%, 2.55% and 2.70% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$10.80	4.25%	$200,403	3.35	%(h)	1.61%	3.52	%(h)	121
10.77	3.50	243,243	3.15	(h)	(0.24)	3.35	(h)	198
10.53	5.14	186,136	3.13	(h)	(1.64)	3.40	(h)	257
10.04	0.40	54,094	3.23	(h)	(1.16)	3.68	(h)	—

17.10	7.89	83,777	1.75		0.64	2.17		55
15.85	7.03	55,875	1.75		0.47	2.39		90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund (d)
Period Ended June 30, 2006 (e)	$41.36	$0.04	(h)	$1.65	$1.69	$—	—	$—
Year Ended December 31, 2005	40.42	(0.13	)(h)	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)(h)	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2003	29.57	(0.21	)(h)	10.99	10.78	—	(1.40)	(1.40)
Year Ended December 31, 2002	41.26	(0.24	)(h)	(11.19)	(11.43)	—	(0.26)	(0.26)
November 1, 2001 to December 31, 2001 (f)	36.37	0.01		4.88	4.89	—	—	—
Year Ended October 31, 2001	48.76	—	(h)(i)	(6.91)	(6.91)	—	(5.48)	(5.48)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2006	24.78	0.10		2.94	3.04	—	(2.01)	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29	2.28	—	—	—
Year Ended June 30, 2004	18.66	(0.10)		3.94	3.84	—	—	—
Year Ended June 30, 2003	18.70	(0.06)		0.02	(0.04)	—	—	—
Year Ended June 30, 2002	22.13	(0.11)		(3.25)	(3.36)	—	(0.07)	(0.07)

Diversified Mid Cap Value Fund
Year Ended June 30, 2006	19.07	0.17		1.49	1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25	2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86	3.96	(0.10)	—	(0.10)
Year Ended June 30, 2003	15.33	0.08		(1.14)	(1.06)	(0.08)	(0.71)	(0.79)
Year Ended June 30, 2002	16.74	0.08		(0.05)	0.03	(0.08)	(1.36)	(1.44)

Growth Advantage Fund
May 1, 2006 (g) to June 30, 2006 (e)	7.11	(0.01	)(h)	(0.46)	(0.47)	—	—	—

Mid Cap Equity Fund
Period Ended June 30, 2006 (e)	32.87	0.14	(h)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(h)	3.09	3.19	(0.09)	(3.53)	(3.62)
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)
Year Ended December 31, 2002	29.51	0.13		(4.07)	(3.94)	(0.13)	(1.05)	(1.18)
November 1, 2001 to December 31, 2001 (f)	26.17	0.02		3.43	3.45	(0.02)	(0.09)	(0.11)
Year Ended October 31, 2001	37.85	0.12		(5.30)	(5.18)	(0.12)	(6.38)	(6.50)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of Capital Growth Portfolio.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$43.05	4.09%	$321,568	0.89%	0.19%	0.92%	63%
41.36	10.10	275,518	0.90	(0.33)	0.90	119
40.42	17.37	43,000	0.93	(0.21)	1.30	122
38.95	36.64	4,000	0.93	(0.63)	1.54	68
29.57	(27.71)	2,000	0.93	(0.71)	1.26	93
41.26	13.45	3,000	0.93	0.01	2.06	2
36.37	(15.20)	3,000	0.93	(0.01)	1.18	43

25.81	12.51	769,574	0.99	(0.19)	1.16	112
24.78	10.13	1,040,265	0.99	(0.50)	1.05	119
22.50	20.58	1,764,404	0.97	(0.44)	0.98	48
18.66	(0.21)	1,493,114	0.99	(0.40)	1.06	71
18.70	(15.20)	1,313,208	0.99	(0.57)	1.07	83

15.85	9.79	602,775	0.99	0.92	1.11	52
19.07	14.46	959,801	0.96	0.87	1.01	67
17.34	29.43	1,541,179	0.94	0.65	0.96	24
13.48	(6.48)	1,269,438	0.99	0.65	1.00	99
15.33	0.24	1,237,701	0.97	0.57	0.98	101

6.64	(6.61)	14	1.10	(0.37)	1.61	81

34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99
33.30	19.36	227,000	0.90	0.32	1.14	102
31.18	32.29	194,000	0.90	0.48	1.14	62
24.39	(13.39)	139,000	0.77	0.51	1.14	84
29.51	13.20	155,000	0.60	0.38	1.15	2
26.17	(15.27)	133,000	0.55	0.38	1.15	55

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

							Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Period Ended June 30, 2006 (d)	$23.44	$0.17		$1.32	$—		$1.49	$—	$—	$—
Year Ended December 31, 2005	22.18	0.18	(f)	1.85	—		2.03	(0.16)	(0.61)	(0.77)
Year Ended December 31, 2004	18.70	0.12	(f)	3.74	—		3.86	(0.07)	(0.31)	(0.38)
Year Ended December 31, 2003	14.48	0.12	(f)	4.27	—		4.39	(0.06)	(0.11)	(0.17)
Year Ended December 31, 2002	14.14	0.14	(f)	0.27	—		0.41	(0.06)	(0.01)	(0.07)
October 31, 2001 (e) to December 31, 2001	13.48	0.01	(f)	1.49	—		1.50	(0.09)	(0.75)	(0.84)

Multi-Cap Market Neutral Fund
Year Ended June 30, 2006	10.99	0.24		0.32	—	(g)	0.56	(0.19)	(0.32)	(0.51)
Year Ended June 30, 2005	10.64	0.07		0.40	—		0.47	—	(0.12)	(0.12)
Year Ended June 30, 2004	10.05	(0.04)		0.66	—		0.62	—	(0.03)	(0.03)
May 23, 2003 (e) to June 30, 2003	10.00	—	(g)	0.05	—		0.05	—	—	—

Value Advantage Fund
Period Ended June 30, 2006 (d)	15.91	0.12	(f)	1.19	—		1.31	—	—	—
March 1, 2005 (e) to December 31, 2005	15.00	0.15	(f)	1.01	—		1.16	(0.07)	(0.18)	(0.25)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes dividend expenses for securities sold short. Dividend expense was 1.10%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of net expenses excluding dividend expense for securities sold short to average net assets was 1.25%, 1.25%, 1.25% and 1.25% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively. The ratio of expenses without waivers, reimbursements and earnings credits excluding dividend expense for securities sold short to average net assets was 1.67%, 1.55%, 1.54% and 1.73% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$24.93	6.36%	$1,255,960	1.00%		1.40%	1.14%		20%
23.44	9.16	1,222,881	1.00		0.80	1.13		45
22.18	20.67	485,000	1.00		0.60	1.20		41
18.70	30.34	76,000	1.00		0.74	1.24		32
14.48	2.90	14,000	1.00		0.96	1.71		51
14.14	11.18	11	0.99		0.58	3.68	(i)	15

11.04	5.36	1,457,434	2.35	(h)	2.71	2.77	(h)	121
10.99	4.50	991,169	2.14	(h)	0.78	2.44	(h)	198
10.64	6.13	629,820	2.13	(h)	(0.63)	2.42	(h)	257
10.05	0.50	196,513	2.23	(h)	(0.16)	2.71	(h)	—

17.22	8.23	5,275	1.00		1.42	1.42		55
15.91	7.71	3,107	1.00		1.14	1.87		90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Period Ended June 30, 2006 (d)	$23.58	$0.20		$1.32	$1.52	$—	$—	$—
Year Ended December 31, 2005	22.30	0.24	(g)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(g)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(g)	4.27	4.44	(0.08)	(0.11)	(0.19)
Year Ended December 31, 2002	14.14	0.15	(g)	0.30	0.45	(0.06)	(0.01)	(0.07)
October 1, 2001 to December 31, 2001 (e)	13.47	0.03	(g)	1.48	1.51	(0.09)	(0.75)	(0.84)
Year Ended September 30, 2001	13.06	0.15	(g)	1.28	1.43	(0.15)	(0.87)	(1.02)

Value Advantage Fund
Period Ended June 30, 2006 (d)	15.83	0.25	(g)	1.08	1.33	—	—	—
March 1, 2005 (f) to December 31, 2005	15.00	0.11		0.99	1.10	(0.09)	(0.18)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	The Fund changed its fiscal year end from September 30 to December 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$25.10	6.45%	$2,009,351	0.75%	1.65%	0.99%		20
23.58	9.42	1,915,393	0.75	1.02	0.98		45
22.30	20.99	1,215,000	0.75	0.83	1.05		41
18.77	30.62	334,000	0.75	1.00	1.07		32
14.52	3.23	59,000	0.75	1.01	1.22		51
14.14	11.30	4,000	0.75	0.94	3.30	(h)	15
13.47	11.19	4,000	0.75	1.07	3.25	(h)	98

17.16	8.40	773	0.75	3.03	1.25		55
15.83	7.32	20	0.75	0.87	3.01		90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra Class

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Growth Fund
Year Ended June 30, 2006	$24.79	$(0.07)	$3.14	$3.07	$—	$(2.01)	$(2.01)
February 22, 2005 (d) to June 30, 2005	23.72	(0.04)	1.11	1.07	—	—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2006	19.08	0.18	1.49	1.67	(0.19)	(4.71)	(4.90)
February 22, 2005 (d) to June 30, 2005	18.06	0.11	1.02	1.13	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$25.85	12.63%	$15,333	0.88%	(0.06)%	0.91%	112
24.79	4.51	11,641	0.88	(0.44)	0.90	119

15.85	9.89	7,787	0.84	1.09	0.86	52
19.08	6.25	12,499	0.81	1.67	0.87	67

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004 as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as open-end management investment companies. Except as noted below, the Funds are series of JPM I or JPM II.

JPMorgan Growth Advantage Fund is a series of J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company which was organized as a Massachusetts business trust on September 23, 1997.

JPMorgan Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company which was organized as a Maryland corporation on August 19, 1997.

Prior to February 19, 2005, the Capital Growth Fund was a separate series of J.P. Morgan Mutual Fund Group and the Mid Cap Equity Fund was a separate series of J.P. Morgan Mutual Fund Select Group. Effective after the close of business on February 18, 2005, each series was reorganized and redomiciled as a separate series of JPM I.

Prior to February 19, 2005, the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund were separate series of One Group Mutual Funds. Effective after the close of business on February 18, 2005, each series was reorganized and redomiciled as a separate series of JPM II.

Value Advantage Fund commenced operations March 1, 2005 as a series of JPM I.

The following are the funds (collectively, the “Funds”) covered by this report:

Classes Offered
Capital Growth Fund	Class A, Class B, Class C and Select Class
Diversified Mid Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra
Diversified Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Ultra
Growth Advantage Fund	Class A, Class B, Class C and Select Class
Mid Cap Equity Fund	Select Class
Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Institutional Class
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class
Value Advantage Fund	Class A, Class C, Select Class and Institutional Class

Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund changed their fiscal year end from December 31 to June 30.

Effective March 31, 2005, the Mid Cap Value Fund and effective August 15, 2005, the Mid Cap Equity Fund and Diversified Mid Cap Value Fund each have been publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectus.

Class C and Select Class Shares commenced operations on May 1, 2006 for the Growth Advantage Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares for which front-end sales charges have been waived may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the

92   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of restricted and illiquid securities as of June 30, 2006 (amounts in thousands):

	Amount	Percentage
Mid Cap Value Fund	$728,020	10.0%
Value Advantage Fund	6,212	3.7

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2006, the Funds do not have any outstanding futures contracts.

E. Short Sales — The Multi-Cap Market Neutral Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for Multi-Cap Market Neutral Fund (or the Funds) is held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

F. Securities Lending — To generate additional income, each Fund, except for Multi-Cap Market Neutral Fund and Value Advantage Fund, may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

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NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of non-U.S. securities outstanding during a given month. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Capital Growth Fund	$20	$139,085	$138,399
Diversified Mid Cap Growth Fund	122	204,004	202,798
Diversified Mid Cap Value Fund	78	77,943	76,640
Growth Advantage Fund	2	10,226	10,180
Mid Cap Equity Fund	5	16,127	16,231
Mid Cap Value Fund	123	535,672	530,170

As of December 31, 2005, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Capital Growth Fund	$27	$77,753	$75,732
Growth Advantage Fund	3	9,062	8,800
Mid Cap Equity Fund	8	18,220	17,762
Mid Cap Value Fund	161	417,693	407,858

As of June 30, 2005, the following Funds had securities with the following market values on loan and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Sub-Custody Fees Paid	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Diversified Mid Cap Growth Fund	77	55	198,236	193,582
Diversified Mid Cap Value Fund	35	48	157,673	155,505

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

94   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trusts are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Capital Growth Fund	$13	$(13)	$—
Diversified Mid Cap Growth Fund	(38)	6,208	(6,170)
Diversified Mid Cap Value Fund	2,589	153	(2,742)
Growth Advantage Fund	(127)	127	—
Mid Cap Equity Fund	5	(1)	(4)
Mid Cap Value Fund	(661)	134	527
Multi-Cap Market Neutral Fund	20	690	(710)
Value Advantage Fund	14	(208)	194

The reclassifications for the Funds relate primarily to the differences in character for tax purposes of distributions received from investments in real estate investment trusts, deferred compensation, tax net operating losses, reclassification of distributions, investments in partnerships and equalization (for Diversified Mid Cap Value Fund).

L. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

indirect, wholly-owned subsidiary of JPMCB, which is a wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Growth Advantage Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Value Fund*	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

*	Prior to February 19, 2005, the Fund’s investment advisory fee rate was 0.70%.

The Advisors waived and/or reimbursed Investment Advisory fees as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amounts of these waivers/reimbursements from the money market funds for the period ended June 30, 2006 were as follows (in thousands):

Capital Growth Fund	$ 19
Diversified Mid Cap Growth Fund	17
Diversified Mid Cap Value Fund	13
Growth Advantage Fund	1
Mid Cap Equity Fund	9
Mid Cap Value Fund	221
Multi-Cap Market Neutral Fund	—
Value Advantage Fund	7

The amounts of these waivers/reimbursements from the money market funds for the period ended December 31, 2005 were as follows (in thousands):

Capital Growth Fund	$ 23
Growth Advantage Fund	1
Mid Cap Equity Fund	12
Mid Cap Value Fund	420
Value Advantage Fund	5

The amounts of these waivers/reimbursements from the money market funds for the period ended June 30, 2005 were as follows (in thousands):

Diversified Mid Cap Growth Fund	$ 49
Diversified Mid Cap Value Fund	80
Multi-Cap Market Neutral Fund	293

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Administrator to the Funds in JPM I, JPMMFIT and JPMFMFG and was subject to the same fee agreement as above.

Prior to February 19, 2005, the Administrator received a fee for services provided to the Funds in JPM II at an annual rate of 0.20% of the first $1.5 billion of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); 0.18% on the next $0.5 billion of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of JPM II average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1,

96   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

2005, BISYS Fund Services, L.P. (“BISYS”) served as the Funds’ Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Capital Growth Fund	0.25%	0.75%	0.75%
Diversified Mid Cap Growth Fund	0.25	0.75	0.75
Diversified Mid Cap Value Fund	0.25	0.75	0.75
Growth Advantage Fund	0.25	0.75	0.75
Mid Cap Value Fund	0.25	0.75	0.75
Multi-Cap Market Neutral Fund	0.25	0.75	0.75
Value Advantage Fund	0.25	n/a	0.75

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of the BISYS Group, Inc., served as the exclusive underwriter for the Funds in JPM I, JPMMFIT and JPMFMFG.

Prior to February 19, 2005, the Funds in JPM II paid the Distributor a fee pursuant to prior distribution plans of 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B and Class C Shares.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period ended June 30, 2006, the Distributor received the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Capital Growth Fund	$226	$18
Diversified Mid Cap Growth Fund	610	240
Diversified Mid Cap Value Fund	776	138
Growth Advantage Fund	11	1
Mid Cap Value Fund	783	299
Multi-Cap Market Neutral Fund	1,039	177
Value Advantage Fund	603	24

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, effective February 19, 2005, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Capital Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a
Diversified Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a
Diversified Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	n/a
Growth Advantage Fund	0.25	0.25	0.25	0.25	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	0.25	n/a	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.10	n/a
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	0.25	n/a	n/a
Value Advantage Fund	0.25	n/a	0.25	0.25	0.10	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the shareholder servicing agent for the Funds in JPM I, JPMMFIT and JPMFMFG. JPMCB was subject to the fee rates disclosed above.

The Distributor waived and/or reimbursed Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Prior to February 19, 2005, the Administrator was responsible for providing fund accounting services under the Management and Administration Agreement for funds in JPM II. Effective February 19, 2005, fund accounting fees are charged as an additional direct fee to the Funds.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

F. Waivers and Reimbursements — Each Fund’s Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total annual operating expenses (excluding dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra Class
Capital Growth Fund	1.35%	1.85%	1.85%	0.93%	n/a	n/a
Diversified Mid Cap Growth Fund	1.24	1.99	1.99	0.99	n/a	0.89%
Diversified Mid Cap Value Fund	1.24	1.99	1.99	0.99	n/a	0.84
Growth Advantage Fund	1.35	2.05	2.05	1.10	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	1.00	n/a	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.00	0.75%	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	1.50	n/a	n/a
Value Advantage Fund	1.25	n/a	1.75	1.00	0.75	n/a

The contractual expense limitation agreements were in effect for the period ended June 30, 2006. Except for the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund, the expense limitation percentages in the table above are in place until at least April 30, 2007. For the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund, the expense limitation percentages in the table above are in place until at least October 31, 2006.

For the period ended June 30, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$327	$2,057	$2,384
Diversified Mid Cap Value Fund	—	173	1,046	1,219
Growth Advantage Fund	106	10	65	181
Mid Cap Equity Fund	—	—	115	115
Mid Cap Value Fund	4,013	437	989	5,439
Multi-Cap Market Neutral Fund	2,473	344	3,462	6,279
Value Advantage Fund	272	8	—	280

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Capital Growth Fund	$96	$—	$—	$96
Diversified Mid Cap Growth Fund	—	52	—	52
Diversified Mid Cap Value Fund	—	17	46	63
Mid Cap Equity Fund	—	27	119	146
Mid Cap Value Fund	682	74	—	756

For the period ended December 31, 2005, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Capital Growth Fund	$—	$—	$—	$—	$ 1
Growth Advantage Fund	79	28	101	208	—
Mid Cap Equity Fund	—	3	193	196	—
Mid Cap Value Fund	5,781	575	2,003	8,359	18
Value Advantage Fund	123	17	—	140	97

98   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Mid Cap Equity Fund	$—	$52	$196	$248
Mid Cap Value Fund	1,022	119	—	1,141

For the period ended June 30, 2005, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
Diversified Mid Cap Growth Fund	247	123	769	320	1,459
Diversified Mid Cap Value Fund	227	17	299	148	691
Multi-Cap Market Neutral Fund	2,253	140	981	87	3,461

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Value Fund	64	31	—	95
Multi-Cap Market Neutral Fund	64	31	—	95

G. Other —Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended June 30, 2006 the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended June 30, 2006 purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Capital Growth Fund	$545,110	$522,124	$—	$—
Diversified Mid Cap Growth Fund	1,845,677	2,332,652	—	—
Diversified Mid Cap Value Fund	598,228	1,039,735	—	—
Growth Advantage Fund	67,740	52,759	—	—
Mid Cap Equity Fund	132,380	116,053	—	—
Mid Cap Value Fund	1,477,103	1,414,841	—	—
Multi-Cap Market Neutral Fund	2,045,605	1,841,680	2,137,118	1,919,995
Value Advantage Fund	120,676	70,170	—	—

During the period ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Growth Fund	$859,395	$139,849	$(17,644)	$122,205
Diversified Mid Cap Growth Fund	1,428,291	257,618	(31,695)	225,923
Diversified Mid Cap Value Fund	841,414	190,471	(17,498)	172,973
Growth Advantage Fund	75,895	9,577	(1,580)	7,997
Mid Cap Equity Fund	263,418	55,986	(4,459)	51,527
Mid Cap Value Fund	6,910,196	1,050,698	(138,452)	912,246
Multi-Cap Market Neutral Fund	1,708,236	185,099	(68,394)	116,705
Value Advantage Fund	158,082	10,205	(3,065)	7,140

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, return of capital from investments in real estate investment trusts, investments in partnerships, mark-to-market of constructive sales (for Multi-Cap Market Neutral Fund) and tax basis of corporate action (for Diversified Mid Cap Growth Fund).

The tax character of distributions paid during the period ended June 30, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Mid Cap Growth Fund	$—	$130,943	$130,943
Diversified Mid Cap Value Fund	39,572	272,077	311,649
Mid Cap Equity Fund	1,227	—	1,227
Multi-Cap Market Neutral Fund	26,515	48,186	74,701

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Capital Growth Fund	$5,585	$51,737	$57,322
Mid Cap Equity Fund	7,528	20,249	27,777
Mid Cap Value Fund	136,842	82,699	219,541
Value Advantage Fund	1,391	6	1,397

The tax character of distributions paid during the fiscal year ended June 30, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Mid Cap Value Fund	$14,187	$54,582	$68,769
Multi-Cap Market Neutral Fund	13,377	869	14,246

100   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

At June 30, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Capital Growth Fund	10,715	32,736	122,205
Diversified Mid Cap Growth Fund	30,720	162,296	225,923
Diversified Mid Cap Value Fund	5,214	107,429	172,973
Growth Advantage	—	(242,897)	7,997
Mid Cap Equity Fund	4,766	11,013	51,527
Mid Cap Value Fund	151,927	145,809	912,246
Multi-Cap Market Neutral Fund	24,284	—	70,738
Value Advantage Fund	4,398	—	7,140

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation, distributions payable, return of capital from investments in real estate investment trusts, investments in partnerships, mark-to-market of constructive sales (for Multi-Cap Market Neutral Fund) and tax basis of corporate action (for Diversified Mid Cap Growth Fund).

As of June 30, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts
in thousands):

	Expires
	2009	2010		2011	Total
Capital Growth Fund	$—	$507	*	$—	$507
Growth Advantage Fund	212,006	28,364		2,527	242,897

*	Subject to limitation under Code sections 381–384.

During the period ended June 30, 2006, Capital Growth Fund and Growth Advantage Fund utilized capital loss carryforwards of $56 and $2,147, respectively (amounts in thousands).

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2006, the Multi-Cap Market Neutral Fund deferred to July 1, 2006 post October capital losses of $7,464 (amount in thousands).

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The outstanding borrowings from another fund or from the unsecured uncommitted credit facility and average borrowings for the period ended June 30, 2006 were as follows (amounts in thousands):

	Outstanding Balance at June 30, 2006	Average Borrowings	Number of Days Used	Interest Paid
Capital Growth Fund	$—	$1,104	3	$—	(b)
Diversified Mid Cap Growth Fund	—	2,296	18	5
Diversified Mid Cap Value Fund	—	2,322	2	1

(b)	Amount rounds to less than $1,000.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (continued)

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest Expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the “Funds’ former distributor”), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-advisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and BOIA, certain current and former Trustees and One Group Mutual Fund, the predecessor to JPM II. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against One Group Mutual Fund and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II will be reimbursed for all costs associated with these matters to ensure that JPM II incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

102   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc.,
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds indicated in Note 1 of the financial statements (hereafter collectively referred to as the “Funds”) at June 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2006

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   103

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

104   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   105

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

106   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   107

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During Period January 1 to June 30, 2006	Annualized Expense Ratio
Capital Growth Fund
Class A
Actual*	$1,000.00	$1,039.60	$5.77	1.14%
Hypothetical*	1,000.00	1,019.14	5.71	1.14
Class B
Actual*	1,000.00	1,037.10	8.28	1.64
Hypothetical*	1,000.00	1,016.66	8.20	1.64
Class C
Actual*	1,000.00	1,037.10	8.28	1.64
Hypothetical*	1,000.00	1,016.66	8.20	1.64
Select Class
Actual*	1,000.00	1,040.90	4.50	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89
Diversified Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,044.10	6.28	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	1,040.50	9.51	1.88
Hypothetical*	1,000.00	1,015.47	9.39	1.88
Class C
Actual*	1,000.00	1,140.60	9.51	1.88
Hypothetical*	1,000.00	1,015.47	9.39	1.88

108   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During Period January 1 to June 30, 2006	Annualized Expense Ratio
Select Class
Actual*	$1,000.00	$1,045.40	$5.02	0.99%
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Ultra Class
Actual*	1,000.00	1,045.70	4.46	0.88
Hypothetical*	1,000.00	1,020.43	4.41	0.88
Diversified Mid Cap Value Fund
Class A
Actual*	1,000.00	1,053.00	6.31	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	1,050.30	9.35	1.84
Hypothetical*	1,000.00	1,015.67	9.20	1.84
Class C
Actual*	1,000.00	1,050.30	9.35	1.84
Hypothetical*	1,000.00	1,015.67	9.20	1.84
Select Class
Actual*	1,000.00	1,054.50	5.04	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Ultra Class
Actual*	1,000.00	1,055.40	4.28	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Growth Advantage Fund
Class A
Actual*	1,000.00	1,044.10	6.84	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35
Class B
Actual*	1,000.00	1,041.10	10.37	2.05
Hypothetical*	1,000.00	1,014.63	10.24	2.05
Class C
Actual**	1,000.00	932.40	3.26	2.05
Hypothetical*	1,000.00	1,014.63	10.24	2.05
Select Class
Actual**	1,000.00	933.90	1.75	1.10
Hypothetical*	1,000.00	1,019.34	5.51	1.10
Mid Cap Equity Fund
Select Class
Actual*	1,000.00	1,054.20	4.58	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90
Mid Cap Value Fund
Class A
Actual*	1,000.00	1,062.30	6.39	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class B
Actual*	1,000.00	1,059.50	8.94	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class C
Actual*	1,000.00	1,059.40	8.94	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   109

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During Period January 1 to June 30, 2006	Annualized Expense Ratio
Select Class
Actual*	$1,000.00	$1,063.10	$5.12	1.00%
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual*	1,000.00	1,064.50	3.84	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Multi Cap Market Neutral Fund
Class A
Actual*	1,000.00	1,042.70	7.60	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Class B
Actual*	1,000.00	1,038.50	11.37	2.25
Hypothetical*	1,000.00	1,013.64	11.23	2.25
Class C
Actual*	1,000.00	1,038.50	11.37	2.25
Hypothetical*	1,000.00	1,013.64	11.23	2.25
Select Class
Actual*	1,000.00	1,044.50	6.34	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Value Advantage Fund
Class A
Actual*	1,000.00	1,081.20	6.45	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,078.20	9.02	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Select Class
Actual*	1,000.00	1,082.30	5.16	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual*	1,000.00	1,084.00	3.88	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period).

110   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2006

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the fiscal year ended June 30, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Funds with Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended June 30, 2006:

Dividend Received Deduction
Diversified Mid Cap Value Fund	70.98%
Mid Cap Equity Fund	13.13%
Multi-Cap Market Neutral Fund	52.78%

Funds with Long Term Capital Gain Designation

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2006 (amounts in thousands):

Long-Term Capital Gain Distribution
Diversified Mid Cap Growth Fund	$130,943
Diversified Mid Cap Value Fund	$274,690
Multi-Cap Market Neutral Fund	$48,186

Funds with Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Diversified Mid Cap Value Fund	$9,937
Mid Cap Equity Fund	$1,166

Funds with Short Term Capital Gain Designation

For the fiscal year ended June 30, 2006, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gain (amounts in thousands):

Qualified Short-Term Gain
Diversified Mid Cap Value Fund	$16,242

JUNE 30, 2006        JPMORGAN MID CAP/MULTI-CAP FUNDS   111

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	AN-MC-606

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2005 – $41,852
2006 – $34,895 *

* For the six months ended June 30, 2006, the new fiscal year end of the fund.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2004 –	$9,397,000
2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent public registered accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2005 – $21,300
2006 –	$7,300

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2005 and 2006.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2005 – Not applicable

2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2005 – 100.00%

2006 – 100.00%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent public registered accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $25.5 million in 2004 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Investment Trust.

By:	/s/ George C.W. Gatch

George C.W. Gatch

President and Principal Executive Officer

September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch

George C.W. Gatch

President and Principal Executive Officer

September 7, 2006

By:	/s/ Arthur A. Jensen

Arthur A. Jensen

Assistant Treasurer and Principal Financial Officer

September 7, 2006